UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01829

Columbia Acorn Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn USA®
Columbia Acorn International SelectSM
Columbia Acorn SelectSM
Columbia Thermostat FundSM
Columbia Acorn Emerging Markets FundSM
Columbia Acorn European FundSM
Not FDIC Insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds   |  Annual Report 2017

Fund at a glance
Columbia Acorn® Fund
Investment objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
P. Zachary Egan, CFA
Co-Portfolio Manager
Managed Fund since 2015
Matthew A. Litfin, CFA
Co-Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	24.91	12.10	7.82	13.98
	Including sales charges		17.77	10.78	7.18	13.84
Advisor Class		11/08/12	25.19	12.35	8.09	14.34
Class C	Excluding sales charges	10/16/00	23.88	11.28	7.00	13.12
	Including sales charges		23.10	11.28	7.00	13.12
Institutional Class		06/10/70	25.24	12.42	8.13	14.35
Institutional 2 Class		11/08/12	25.21	12.44	8.14	14.35
Institutional 3 Class		11/08/12	25.31	12.51	8.17	14.36
Russell 2500 Growth Index			24.46	15.47	9.62	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017, prospectus, the Fund’s annual operating expense ratio is 0.86% for Institutional Class shares and 1.11% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2500 Growth Index. Prior to this date, the Fund compared its performance to that of the Russell 2500 Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2500 Growth Index than with the former core benchmark from an investment style perspective. Information on the Russell 2500 Index will be included for a one-year transition period.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2017	3

Fund at a glance  (continued)
Columbia Acorn® Fund
The Growth of a $10,000 Investment in Columbia Acorn® Fund Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
Pra Health Sciences, Inc. Global contract research organization	1.7
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	1.6
Old Dominion Freight Line, Inc. Inter-regional and multi-regional motor carrier	1.5
ANSYS, Inc. Software solutions for design analysis and optimization	1.5
HealthSouth Corp. Inpatient rehabilitative healthcare services	1.5
IPG Photonics Corp. High-power fiber lasers and amplifiers	1.5
WABCO Holdings, Inc. Electronic braking, stability, suspension, and transmission control systems commercial vehicles	1.4
TransUnion Offers consumer reports, risk scores, analytical services, and decisioning capabilities to businesses	1.3
CDW Corp. IT products and services	1.3
Lazard Ltd., Class A Corporate Advisory & Asset Management	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn® Fund
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.2
Limited Partnerships	0.4
Money Market Funds	0.6
Securities Lending Collateral	0.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	19.0
Consumer Staples	1.7
Energy	0.9
Financials	9.0
Health Care	22.8
Industrials	17.4
Information Technology	23.3
Materials	2.4
Real Estate	2.6
Telecommunication Services	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2017	5

Manager Discussion of Fund Performance
Columbia Acorn® Fund
P. Zachary Egan, CFA
Co-Portfolio Manager
Matthew A. Litfin, CFA
Co-Portfolio Manager
Columbia Acorn® Fund Institutional Class (formerly Class Z) shares gained 25.24% in 2017. The Fund outperformed its primary benchmark, the Russell 2500 Growth Index, which gained 24.46%.
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker U.S. dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve raised the target range on a key short-term interest rate three times.
For the calendar year 2017, equity returns were especially strong. Eight of the eleven sectors that make up the Russell 2500 Growth Index returned 20%+, led by health care and information technology. Energy was the bottom performer and the only sector to lose ground for the year. Growth stocks outpaced value stocks by a significant margin.
The Fund’s outperformance over its primary benchmark in 2017 was generally the result of stock selection. A larger-cap bias within the Russell 2500 Growth Index’s capitalization range also had a small favorable impact on relative returns. The Fund’s relative performance was positive in all sectors except energy, real estate and industrials. Health care was the Fund’s top contributor, driven by solid stock selection, led by Align Technologies, which more than doubled for the year, and Kite Pharma. Align Technologies makes the Invisalign system of plastic teeth aligners, which have been taking market share from traditional wire braces used by dentists. Kite Pharma is a biotech company developing novel cancer drugs. The company’s stock increased throughout the year and particularly in the third quarter, on continued positive data for its drug Axi-Cel, culminating with a proposal by Gilead to acquire Kite at a significant premium. (The acquisition of Kite by Gilead was completed in October 2017.) Health care also produced the Fund’s largest detractor for the period: Evolent Health, a health care services company positioned to benefit from the transition from fee-for-service to value-based care, in which providers are compensated for the quality of outcomes. The company came under pressure, as investors reacted with skepticism to recent strategic maneuvers. However, we remain positive on the longer term outlook for Evolent, on the belief that the company is a leader in the shift to value-based care, a market we believe has good secular growth characteristics.
In the technology sector, IPG Photonics, the global leader in fiber laser technology, also gained significant ground for the Fund. IPG Photonics shares were driven higher by strong results that demonstrate an ongoing displacement of traditional machine cutting and welding tools within global manufacturing.
Stock selection for the Fund in the materials sector was also positive relative to the benchmark. An overweight in the energy sector was the Fund’s largest sector detractor from relative return, with Carrizo Oil & Gas the single biggest detractor from Fund results in 2017.
After rewarding investors in 2017 with strong performance, global stock markets were trading at elevated valuations at the end of the year. We are mindful of the risks posed by the potential reversal of key factors that helped guide this market ascent: low short-term interest rates, low inflation and low market volatility. In this environment, we continued to position the Fund toward higher quality and structural growth as measured across several metrics, including return on invested capital, revenue and earnings growth and superior debt ratios.

6	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Acorn® Fund
Columbia Wanger has specialized in investing in small and mid-cap stocks since 1970. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are focused on companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team will continue to employ our time-tested process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2017	7

Fund at a glance
Columbia Acorn International®
Investment objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.
Portfolio management
P. Zachary Egan, CFA
Co-Portfolio Manager
Managed Fund since 2003
Louis J. Mendes, CFA
Co-Portfolio Manager
Managed Fund since 2003
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Managed Fund since December 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	31.91	8.06	4.25	10.18
	Including sales charges		24.33	6.78	3.63	9.92
Advisor Class		11/08/12	32.21	8.29	4.54	10.57
Class C	Excluding sales charges	10/16/00	30.93	7.25	3.45	9.37
	Including sales charges		29.93	7.25	3.45	9.37
Institutional Class		09/23/92	32.24	8.35	4.57	10.58
Institutional 2 Class		08/02/11	32.27	8.39	4.59	10.59
Institutional 3 Class		11/08/12	32.36	8.44	4.62	10.60
Class R		08/02/11	31.58	7.68	3.92	9.89
MSCI ACWI ex USA SMID Cap Index (Net)			30.35	9.14	3.81	-
MSCI ACWI ex USA SMID Cap Growth Index (Net)			32.40	9.35	3.17	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017, prospectus, the Fund’s annual operating expense ratio is 1.01% for Institutional Class shares and 1.26% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 24 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures mid-and small cap representation across 22 developed markets countries and 24 emerging markets countries.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
8	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn International®
The Growth of a $10,000 Investment in Columbia Acorn International® Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
Hexagon AB, Class B (Sweden) Design, measurement and visualisation technologies	2.7
Partners Group Holding AG (Switzerland) Global private markets asset management firm	2.6
CCL Industries, Inc. (Canada) Manufacturing services and specialty packaging products for the non-durable consumer products market	2.6
Kindred Group PLC (Malta) Online gambling services	2.2
FamilyMart UNY Holdings Co., Ltd. (Japan) Chain of convenience stores	2.0
Wirecard AG (Germany) Internet payment and processing services	1.9
Halma PLC (United Kingdom) Products that detect hazards and protect assets and people in public and commercial buildings	1.9
Brembo SpA (Italy) Braking systems and components	1.7
Novozymes AS, Class B (Denmark) Enzymes for industrial use	1.7
MTU Aero Engines AG (Germany) Develops and manufactures engines and offers commercial engine services and support	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Acorn Family of Funds | Annual Report 2017	9

Fund at a glance  (continued)
Columbia Acorn International®
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	24.0
Consumer Staples	5.8
Energy	0.5
Financials	10.0
Health Care	8.0
Industrials	21.3
Information Technology	18.2
Materials	9.5
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2017)
Australia	0.9
Brazil	1.6
Cambodia	0.2
Canada	5.0
Cayman Islands	1.6
China	5.2
Denmark	3.5
France	1.1
Germany	9.9
Hong Kong	0.7
India	2.8
Indonesia	0.8
Ireland	0.9
Italy	2.1
Japan	23.3
Malta	2.1
Mexico	1.4
Netherlands	1.2
New Zealand	0.5
Philippines	0.5
Singapore	1.5
South Africa	1.7
South Korea	3.5
Spain	0.8
Sweden	4.6
Switzerland	2.5
Taiwan	1.4
Thailand	1.4
United Kingdom	12.0
United States(a)	5.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

10	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Acorn International®
P. Zachary Egan, CFA
Co-Portfolio Manager
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Columbia Acorn International® Institutional Class (formerly Class Z) shares returned 32.24% in 2017, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net), which returned 30.35% for the same time period.
International equities demonstrated strong performance in 2017 as investors responded favorably to a broad-based acceleration of global growth. The improvement in the world economy translated to positive corporate results, highlighted by rising revenues, rapid earnings growth and strengthening balance sheets. These factors fed through to market performance, with significant gains across major regions. The advance in most foreign currencies versus the U.S. dollar provided an additional boost to returns for U.S. investors.
The supportive market environment fueled investors’ risk appetites and led to outperformance for small- and mid-cap stocks relative to larger companies, and for the growth style compared to value. Both of these trends created a tailwind for the Fund’s results given the nature of our approach.
The Fund’s sector allocations also aided returns, led by an overweight in information technology and an underweight in energy. Stock selection was an additional contributor to relative performance, with positive results in Japan and Europe offsetting the Fund’s weaker showing in Australia and Canada. At the sector level, our stock selection added the most value in financials and industrials.
Among individual stocks, the German company Wirecard AG, a global leader in providing online merchants with solutions for electronic payment transactions, was the top contributor to performance. Wirecard, whose business is correlated with trends in online commerce and cashless transactions, reported increased revenues on continued growth in its end markets. The Swiss private equity firm Partners Group Holding AG, which benefited from asset growth and a favorable exit environment, helped the Fund’s performance in financials. TVS Motor Company Limited, an India-based producer of two-wheel motorized vehicles, also rallied behind better-than-expected sales and robust export growth. Hexagon AB, a Swedish provider of measurement technologies, and New Oriental Education & Technology Group Inc., China’s leader in after-school tutoring, test preparation and online education, were additional contributors of note.
On the negative side, the Canada-based silver-mining company Tahoe Resources Inc. was the Fund’s most significant detractor. Tahoe was forced to suspend production at its primary mine after a ruling by Guatemala’s Supreme Court, and we exited the position during the year in response to the political uncertainty. PT Matahari Department Store Tbk, the leading department store chain serving middle-class consumers in Indonesia, was another key detractor. Matahari suffered from slower-than-expected fourth-quarter sales stemming from soft consumer spending and merchandise assortment issues among its consignment vendors. Believing the risk/reward profile in the stock remained attractive, we took advantage of the selloff by adding to the position. Ultragenyx Pharmaceutical, Inc., Domino’s Pizza Enterprises Ltd. (based in Australia) and the British retailer Next PLC were also meaningful detractors in the annual period.
Entering 2018, we are monitoring risks such as less accommodative monetary policy, the inflation implications of tighter labor markets and the potential for market volatility to revert to more normal levels. We continue to emphasize higher-quality companies with robust structural growth, as measured by metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios. More specifically, we are focused on companies with sustainable competitive advantages, entrepreneurial management and the ability to gain market share. We believe companies with these characteristics can perform well even if rising interest rates begin to fuel higher volatility. While we are mindful of valuations following the rally of the past year, we would also note that the international markets still trade at a discount relative to the United States.
We continue to identify what we believe are compelling investment ideas across regions. Niche companies in Europe that address changing circumstances in their end markets caused by technology, aging populations, tight labor markets or environmental and safety regulation can serve as a source of

Columbia Acorn Family of Funds | Annual Report 2017	11

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International®
opportunity. In Japan, companies that are embracing corporate governance changes and improving capital efficiency can offer above-average growth potential. We are also finding the emerging markets to be fertile ground for attractive growth companies due to the combination of healthy demographic trends (such as rapid population growth and increasing middle-class consumption) and compelling valuations relative to the developed world. More broadly speaking, we believe international markets provide an abundance of fast-growing small- and mid-sized companies whose positive attributes have not yet been reflected in their valuations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance
Columbia Acorn USA®
Investment objective
Columbia Acorn USA® (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager
Managed Fund since November 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	19.14	12.56	7.88	10.34
	Including sales charges		12.30	11.24	7.24	10.03
Advisor Class		11/08/12	19.42	12.85	8.16	10.70
Class C	Excluding sales charges	10/16/00	18.30	11.80	7.10	9.54
	Including sales charges		17.65	11.80	7.10	9.54
Institutional Class		09/04/96	19.44	12.85	8.17	10.70
Institutional 2 Class		11/08/12	19.56	12.96	8.22	10.72
Institutional 3 Class		11/08/12	19.60	13.02	8.24	10.74
Russell 2000 Growth Index			22.17	15.21	9.19	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017, prospectus, the Fund’s annual operating expense ratio is 1.17% for Institutional Class shares and 1.42% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2000 Growth Index. Prior to this date, the Fund compared its performance to that of the Russell 2000 Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2000 Growth Index than with the former core benchmark from an investment style perspective. Information on the Russell 2000 Index will be included for a one-year transition period.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2017	13

Fund at a glance  (continued)
Columbia Acorn USA®
The Growth of a $10,000 Investment in Columbia Acorn USA® Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
HealthSouth Corp. Inpatient rehabilitative healthcare services	2.0
Extended Stay America, Inc. Hotels and motels	1.8
AMN Healthcare Services, Inc. Temporary healthcare staffing	1.6
Houlihan Lokey, Inc. Investment bank	1.6
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	1.6
Monolithic Power Systems, Inc. Power management solutions	1.5
Brink’s Co. (The) Provides security services globally	1.5
First Busey Corp. Multi-bank holding company	1.5
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	1.4
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.7
Money Market Funds	0.3
Securities Lending Collateral	1.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	19.8
Consumer Staples	3.4
Energy	1.4
Financials	12.8
Health Care	28.1
Industrials	10.7
Information Technology	20.0
Materials	1.7
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

14	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Acorn USA®
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Columbia Acorn USA® Institutional Class (formerly Class Z) shares gained 19.44% in 2017. The Fund underperformed its primary benchmark, the Russell 2000 Growth Index, which gained 22.17% for the same time period.
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve raised the target range on a key short-term interest rate three times.
For the calendar year 2017, equity returns were especially strong. Ten of the eleven sectors that make up the Russell 2000 Growth Index returned 10%+, led by health care and telecommunication services. Energy was the bottom performer and the only sector to lose ground for the year. Growth stocks outpaced value stocks by a significant margin.
A combination of stock selection and industry/sector allocation accounted for the Fund’s shortfall relative to its primary benchmark. The Fund was underweight the pharmaceuticals, biotechnology and life sciences industry within the health care sector, which detracted from relative results as it was a strong performer in 2017. However, three of the four top contributors to Fund returns were health care stocks: Exact Sciences, Kite Pharma and iRhythm Technologies. Exact’s stock more than doubled in the first half of the year, driven by the strength of Cologuard, a screen for the early detection of colon cancer that we believe strikes a balance of accuracy, cost-effectiveness and convenience. We took advantage of the stock’s strength to trim our position, and then fully exited our position in Exact during the second half of the year. Kite Pharma is a biotech company developing novel cancer drugs. The company’s stock increased throughout the year and particularly in the third quarter on continued positive data for its drug Axi-Cel, culminating with a proposal by Gilead to acquire Kite at a significant premium. (The acquisition of Kite by Gilead was completed in October 2017.) iRhythm Technologies makes a lightweight, easy-to-wear digital heart monitor for the detection of cardiac arrhythmias. We believe the company is strongly positioned to take significant market share by displacing traditional monitors that have lower detection rates, are less cost-effective and suffer from poor patient compliance.
Stock selection in information technology and in the consumer discretionary sector aided relative performance for the year. In technology, Qualys made a significant contribution to Fund results. Qualys is a leader in enterprise solutions for security and vulnerability management. Qualys shares were driven higher by faster-than-expected growth in recently launched solutions and good cost discipline. We believe that a higher percentage of sales coming from newer solutions has the potential to continue to drive revenue and sales growth. In the consumer discretionary sector, a position in iRobot, a global leader in household robotics, also aided Fund returns. The company enjoyed a technology lead over its competition because of more robust research and development efforts, a growing marketplace for its core products and expansion into other areas that offer the potential for market leadership.
An overweight in energy and in banks in the financials sector detracted from relative results. The Fund’s biggest individual detractor in 2017 was energy exploration and production company Carrizo Oil & Gas. Weak crude oil prices weighed on its shares in the first half of the year, and we sold the stock.

Columbia Acorn Family of Funds | Annual Report 2017	15

Manager Discussion of Fund Performance  (continued)
Columbia Acorn USA®
Shares of Papa John’s International pulled back on disappointing same-store restaurant sales in the third quarter. Even though Papa John’s increased its market share in the fragmented U.S. pizza industry, its NFL-oriented marketing strategy was challenged with lower NFL viewership, and the company lost ground to a leading rival in the competitive pizza delivery sector.
Optimism and the potential for inflationary pressures appear to be increasing at a time when stocks are trading at elevated valuations, which have been supported by low interest rates. As we move into 2018, we are monitoring risks such as a less accommodative Federal Reserve, the inflation implications of tighter labor markets and the potential for normalizing volatility. We continued to position the portfolio toward companies that exhibit higher quality and structural growth as measured across several metrics, including return on invested capital, revenue and earnings growth and superior debt ratios.
Columbia Wanger has specialized in investing in small and mid-cap equities since 1970. Columbia Acorn USA® focuses specifically on small-cap stocks. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We are seeking out companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in small-cap businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
16	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance
Columbia Acorn International SelectSM
Investment objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	35.30	7.46	3.74	8.75
	Including sales charges		27.54	6.20	3.12	8.42
Advisor Class		11/08/12	35.67	7.74	4.06	9.09
Class C	Excluding sales charges	10/16/00	34.32	6.64	2.93	7.93
	Including sales charges		33.32	6.64	2.93	7.93
Institutional Class		11/23/98	35.70	7.77	4.07	9.10
Institutional 2 Class		11/08/12	35.72	7.82	4.09	9.11
Institutional 3 Class		11/08/12	35.81	7.87	4.12	9.13
MSCI ACWI ex USA Index (Net)			27.19	6.80	1.84	-
MSCI ACWI ex USA Growth Index (Net)			32.01	7.97	2.40	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017, prospectus, the Fund’s annual operating expense ratio is 1.15% for Institutional Class shares and 1.40% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Growth Index (Net) captures large-and mid-cap representation across 22 developed markets countries and 24 emerging markets countries.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2017	17

Fund at a glance  (continued)
Columbia Acorn International SelectSM
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
Partners Group Holding AG (Switzerland) Global private markets asset management firm	5.0
Hexagon AB, Class B (Sweden) Design, measurement and visualisation technologies	4.8
MTU Aero Engines AG (Germany) Develops and manufactures engines and offers commercial engine services and support	4.8
Naspers Ltd., Class N (South Africa) Electronic and print media industries	4.7
CCL Industries, Inc. (Canada) Manufacturing services and specialty packaging products for the non-durable consumer products market	4.5
FamilyMart UNY Holdings Co., Ltd. (Japan) Chain of convenience stores	4.4
Wirecard AG (Germany) Internet payment and processing services	4.3
NetEase, Inc., ADR (China) Internet technology company that develops applications, services and Internet technologies	4.3
Novozymes AS, Class B (Denmark) Enzymes for industrial use	4.1
Zee Entertainment Enterprises Ltd. (India) Hindi films, serials, game shows and children’s programs	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

18	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn International SelectSM
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	18.6
Consumer Staples	4.4
Financials	8.1
Health Care	12.5
Industrials	21.2
Information Technology	21.7
Materials	10.7
Real Estate	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2017)
Australia	1.9
Canada	4.1
China	8.0
Denmark	3.8
France	3.5
Germany	10.1
India	3.0
Ireland	1.5
Italy	1.6
Japan	16.7
Mexico	1.9
Netherlands	2.8
South Africa	4.3
South Korea	2.0
Sweden	6.2
Switzerland	4.5
Taiwan	2.1
United Kingdom	13.8
United States(a)	8.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2017	19

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM
Stephen Kusmierczak, CFA
Portfolio Manager
Columbia Acorn International SelectSM Institutional Class (formerly Class Z) shares returned 35.70% in 2017, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net), which returned 27.19% for the same time period.
The global equity markets staged a robust rally in 2017, reflecting the steady increase in investors’ appetite for risk. Market sentiment was fueled by the combination of a broad-based strengthening of economic conditions, favorable outcomes in the European elections and growth in corporate earnings. This highly supportive backdrop led to sizable outperformance for the growth style relative to value, and for small-cap stocks in relation to larger companies. Both of these trends worked in the Fund’s favor given the nature of our investment approach.
Several aspects of the Fund’s positioning contributed to its return in 2017. In terms of sector allocations, the Fund benefited from an overweight in information technology (the strongest performing area of the market for the year) as well as holding no banks during the year. Stock selection was also strong, highlighted by favorable results in developed Europe, Latin America, the Europe/Middle East/Africa category within the emerging markets, and Japan. At the sector level, the Fund outperformed the corresponding benchmark components in seven of the eleven major sectors, it is important to remember that the Fund’s holdings and position sizes are determined through fundamental equity analysis, not top-down allocations to geographies and sectors. While these allocations can have a varying impact on the Fund over time, our larger goal is to outperform the benchmark by focusing on company fundamentals and valuations.
Among individual stocks, Wirecard AG, a global leader in providing online merchants with outsourcing solutions for electronic payment transactions, was the top contributor to performance during 2017. The German company, whose growth is correlated with trends in online commerce and cashless transactions, reported increased revenues on continued strength in its end markets. The South African holding company Naspers Ltd. was the second largest contributor. The company has a large stake in the Chinese internet giant Tencent Co. Ltd. Naspers largely followed Tencent’s rapid rise during the year. Partners Group Holding AG, a Swiss private equity firm, also delivered a substantial gain thanks to its robust asset growth and a favorable exit environment. MTU Aero Engines AG (Germany) and Novozymes AB (Sweden) were additional contributors in the annual period.
The U.K.-based retailer NEXT PLC was the largest detractor from returns in 2017. NEXT continued to struggle in a changing retail environment where its middle-of-the-road value proposition is suffering from online competition and shifting consumer preferences. U.K. retailer Kingfisher PLC also detracted from the Fund’s returns after the company was impacted by a weakening U.K. housing market. We exited both positions during the period. Similarly, we elected to sell our position in Vermilion Energy Inc. in 2017 based on worries about medium-term energy demand. Domino’s Pizza Enterprises Ltd. became a key performance detractor in 2017 following allegations of wage fraud. The company experienced another downturn in August after it missed earnings estimates and reduced its forward guidance. We continued to maintain the Fund’s position at year end due to Domino’s European expansion strategy and a seemingly attractive valuation.
Optimism, company earnings and the potential for inflationary pressures appear to be increasing at a time when stocks are trading at elevated valuations. We believed during 2017 that higher valuations were partly a response to historically low and in some cases, negative interest rates. We are monitoring risks such as less accommodative monetary policy, the inflation implications of tighter labor markets and the potential for normalizing volatility. During 2017, we continued to position the Fund toward companies that exhibit higher quality and structural growth as measured across several metrics such as return on invested capital, revenue and earnings growth, superior debt ratios, and proven management teams.

20	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International SelectSM
Columbia Acorn International SelectSM is a concentrated portfolio that typically holds between 30 and 40 stocks. This strategy results in a diversified mix of high-conviction positions, which we believe can maximize the impact of our individual stock selections over time.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2017	21

Fund at a glance
Columbia Acorn SelectSM
Investment objective
Columbia Acorn SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-Portfolio Manager
Managed Fund since 2015
Matthew S. Szafranski, CFA
Co-Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	26.42	13.85	6.72	10.24
	Including sales charges		19.16	12.51	6.09	9.89
Advisor Class		11/08/12	26.71	14.13	7.01	10.57
Class C	Excluding sales charges	10/16/00	25.40	13.01	5.90	9.41
	Including sales charges		24.40	13.01	5.90	9.41
Institutional Class		11/23/98	26.59	14.16	7.02	10.57
Institutional 2 Class		11/08/12	26.72	14.21	7.05	10.59
Institutional 3 Class		11/08/12	26.79	14.27	7.07	10.60
Russell 2500 Growth Index			24.46	15.47	9.62	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017, prospectus, the Fund’s annual operating expense ratio is 0.93% for Institutional Class shares and 1.18% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2500 Growth Index. Prior to this date, the Fund compared its performance to that of the S&P MidCap 400® Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2500 Growth Index than with the former core benchmark from an investment style perspective. Information on the S&P MidCap 400® Index will be included for a one-year transition period.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
22	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn SelectSM
The Growth of a $10,000 Investment in Columbia Acorn SelectSM Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
SVB Financial Group Holding company for Silicon Valley Bank	5.8
HealthSouth Corp. Inpatient rehabilitative healthcare services	5.5
Middleby Corp. (The) Equipment for use in cooking and preparing food	5.2
LCI Industries Recreational vehicles and equipment	5.1
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	5.1
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	5.1
Snap-On, Inc. Tool and equipment solutions	4.8
LKQ Corp. Automotive products and services	4.7
Vail Resorts, Inc. Operates resorts globally	4.7
VeriSign, Inc. Domain names and Internet security services	4.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	19.8
Financials	15.7
Health Care	17.6
Industrials	25.0
Information Technology	16.1
Materials	3.0
Real Estate	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2017	23

Manager Discussion of Fund Performance
Columbia Acorn SelectSM
David L. Frank, CFA
Co-Portfolio Manager
Matthew S. Szafranski, CFA
Co-Portfolio Manager
Columbia Acorn SelectSM Institutional Class (formerly Class Z) shares returned 26.59% in 2017, outperforming the Fund’s primary benchmark, the Russell 2500 Growth Index, which returned 24.46% for the same time period.
The year 2017 was characterized by an improving economic environment and strong momentum for the stock market. The U.S. economy accelerated during the year, showing some of the strongest GDP growth in three years and with data consistently coming in ahead of expectations across a broad range of measures. Corporations benefited in kind, with rising revenues and profit growth that comfortably exceeded the estimates that were in place when the year began. Stocks were further boosted by the passage of a tax-cut package that included a reduction in the corporate tax rate to 21% from 35%. Volatility continued to be conspicuously absent despite political tensions in Washington and abroad. In fact, the broad market, as measured by the S&P 500 Total Return, underwent its longest streak without a 3% correction in the history of the index.
Small- and mid-cap stocks performed particularly well in 2017. The market backdrop also worked strongly in favor of the growth style, especially stocks in the technology sector. Given the nature of the Fund’s investment approach, these two trends combined to create a robust tailwind for performance.
Stock selection also made a substantial contribution to the Fund’s returns. The Fund generated the best results in health care, led by a position in Align Technology, Inc. The stock rose during the year as the company reported better-than-expected profits thanks to the rising adoption of its Invisalign system of plastic teeth aligners, which have been taking market share from traditional wire braces. LivaNova PLC, a medical technology company with a focus on cardiac care, was the second-largest contributor in the sector. The company received product approvals from the Food and Drug Administration and exceeded earnings estimates in each of its four quarterly reports, boosting its stock price.
The consumer sector was an additional area of strength for the Fund. The recreational-vehicle components maker LCI Industries, which experienced rising sales amid accelerating demand in its end market, performed very well, as did Vail Resorts, Inc. As one of the leading operators of world-class ski destinations in North America, Vail Resort’s season sales continue to benefit from the inclusion of prime property acquisitions made over the last few years.
Outside of these two sectors, GoDaddy, Inc., which operates a cloud-based web platform for small businesses, web design professionals and individuals, moved steadily higher and made a sizable contribution to performance. The company reported increases in both total customers and average revenue per user, which translated to accelerating revenues. In addition, investors grew more optimistic about the outlook for small-business spending in anticipation of the reduction in the corporate tax rate.
On the negative side, Papa John’s International, Inc. pulled back due to disappointing same-store sales in the third quarter. In addition, the company was pressured by concerns about adverse developments in its NFL-oriented marketing strategy and the subsequent resignation of its chief executive officer. SPS Commerce, Inc., a provider of a software platform for consumer-products companies to communicate with their retailer customers, was an additional detractor. The company’s stock underperformed during the year because its sales growth ebbed and initial revenue growth guidance for 2018 was below investor expectations. In addition, traditional retailers slowed many information technology initiatives while they struggled to devise strategies to combat Amazon.com. We maintained the position in the belief that the slowdown is transitory. Education Realty Trust, Inc., the rail-components producer Wabtec Corp. and the rare disease-focused biotechnology company Ultragenyx Pharmaceutical, Inc. were also notable detractors in the annual period.
At year’s end, optimism and the potential for inflationary pressures appeared to be increasing at a time when stocks were trading at elevated absolute valuations. These higher valuations have been supported by the lower interest rate environment. As we move into 2018, we are monitoring risks such as a less accommodative Federal Reserve, the inflation implications of tighter labor markets and the

24	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Acorn SelectSM
potential for normalizing volatility. We continue to position the Fund toward higher quality and structural growth as measured across several metrics such as return on invested capital, revenue and earnings growth as well as superior debt ratios.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2017	25

Fund at a glance
Columbia Thermostat FundSM
Investment objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	03/03/03	5.19	4.78	4.86	6.82
	Including sales charges		-0.86	3.55	4.24	6.40
Advisor Class		11/08/12	5.49	5.04	5.12	7.09
Class C	Excluding sales charges	03/03/03	4.48	4.00	4.08	6.03
	Including sales charges		3.48	4.00	4.08	6.03
Institutional Class		09/25/02	5.52	5.05	5.12	7.09
Institutional 2 Class		11/08/12	5.51	5.08	5.13	7.10
Institutional 3 Class		11/08/12	5.64	5.13	5.16	7.11
S&P 500 Index			21.83	15.79	8.50	-
Bloomberg Barclays U.S. Aggregate Bond Index			3.54	2.10	4.01	-
Blended Benchmark			12.37	8.88	6.54	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017 prospectus, the Fund’s annual operating expense ratio is 0.76% for Institutional Class shares and 1.01% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Standard & Poor’s (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The Blended Benchmark, established by the Fund’s investment manager, is an equally weighted custom composite of Columbia Thermostat Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
26	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Thermostat FundSM
The Growth of a $10,000 Investment in Columbia Thermostat FundSM Institutional Class Shares
December 31, 2007 through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2017)
Equity Funds	9.9
Fixed-Income Funds	89.9
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2017	27

Manager Discussion of Fund Performance
Columbia Thermostat FundSM
David L. Frank, CFA
Portfolio Manager
Columbia Thermostat Fund Institutional Class (formerly Class Z) shares returned 5.52% in 2017, which compared to a 12.37% gain for the Blended Benchmark. As designed, the Fund produced a return between those of stocks and bonds. Its primary equity benchmark, the S&P 500 Index, rose 21.83% in 2017, while its primary debt benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.
The Fund’s equity portfolio had a weighted average gain of 26.46% in 2017, which compared favorably with the equity benchmark. The underlying equity funds generated gains between 20% to 36%. The two leading performers were Columbia Select Large Cap Growth Fund, which returned 35.54%, and Columbia Acorn International, which gained 32.36%. Consistent with the broader market environment, our positions in underlying funds that invest in small-cap stocks, international equities and/or the growth style delivered the strongest returns.
The Fund’s bond portfolio generated a weighted average gain of 2.76% for the year, with all underlying funds finishing in positive territory. Columbia Income Opportunities Fund provided the best results with a gain of 6.45%, while Columbia Short Term Bond Fund posted the smallest advance with a return of 1.18%.
There were four reallocation triggers in 2017. After opening the year with an allocation of 10% in stocks and 90% in bonds, the Fund moved to stock/bond weightings of 25%/75% in May 2017 after the adoption of a new allocation table on May 1, 2017. The Fund subsequently shifted to a 20%/80% allocation in June, 15%/85% in September, and 10%/90% in December. The rotation toward bonds in the second half of the year reflects the increase in valuations that occurred as stock prices climbed steadily higher.
Columbia Thermostat Fund’s cyclically adjusted price-to-earnings valuation indicators continued to signal that the U.S. equity market was expensive at the close of the year. As a result, our formula-derived allocation table continued to favor bonds. Within the bond portfolio, we had a 40% allocation to short-duration fixed-income instruments with low credit risk. While these aspects of our strategy prevented the Fund from fully benefiting from the strong returns of the global financial markets in 2017, we believe that when stock volatility and higher rates eventually return the Fund will be well positioned to benefit.
Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2017
Fund	Weightings in category	4th quarter performance	1 year performance
Columbia Acorn International, Institutional 3 Class (formerly Class Y)	20%	6.37%	32.36%
Columbia Dividend Income Fund, Institutional 3 Class (formerly Class Y)	20%	6.95%	20.95%
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class (formerly Class Y)	10%	7.64%	24.53%
Columbia Select Large Cap Growth Fund, Institutional 3 Class (formerly Class Y)	10%	5.27%	35.54%
Columbia Contrarian Core Fund, Institutional 3 Class (formerly Class Y)	10%	5.41%	21.89%
Columbia Select Large Cap Equity Fund, Institutional 3 Class (formerly Class Y)	10%	6.42%	24.70%
Columbia Acorn Fund, Institutional 3 Class (formerly Class Y)	10%	6.03%	25.31%
Columbia Acorn Select, Institutional 3 Class (formerly Class Y)	10%	7.95%	26.79%
Weighted Average Equity Gain/Loss	100%	6.54%	26.46%

Fund	Weightings in category	4th quarter performance	1 year performance
Columbia Short Term Bond Fund, Institutional 3 Class (formerly Class Y)	40%	-0.01%	1.18%
Columbia Total Return Bond Fund, Institutional 3 Class (formerly Class Y)	20%	0.15%	3.95%
Columbia U.S. Government Mortgage Fund, Institutional 3 Class (formerly Class Y)	20%	0.15%	3.37%
Columbia U.S. Treasury Index Fund, Institutional 3 Class (formerly Class Y)	10%	-0.04%	2.10%
Columbia Income Opportunities Fund, Institutional 3 Class (formerly Class Y)	10%	0.00%	6.45%
Weighted Average Income Gain/Loss	100%	0.05%	2.76%

28	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Thermostat FundSM
Columbia Thermostat Fund Rebalancing in the Second Half
September 13, 2017: 15% Stocks, 85% Bonds
November 9, 2017: 10% Stocks, 90% Bonds
A “fund of fund” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.
The Fund’s investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager’s affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.
Columbia Acorn Family of Funds | Annual Report 2017	29

Fund at a glance
Columbia Acorn Emerging Markets FundSM
Investment objective
Columbia Acorn Emerging Markets FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Satoshi Matsunaga, CFA
Co-Portfolio Manager
Managed Fund since 2015
Charles C. Young
Co-Portfolio Manager
Managed Fund since November 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	34.55	2.63	5.18
	Including sales charges		26.82	1.43	4.21
Advisor Class		11/08/12	34.88	2.92	5.51
Class C	Excluding sales charges	08/19/11	33.57	1.87	4.43
	Including sales charges		32.57	1.87	4.43
Institutional Class		08/19/11	34.92	2.86	5.47
Institutional 2 Class		11/08/12	35.02	2.96	5.55
Institutional 3 Class		06/13/13	35.13	3.00	5.58
MSCI Emerging Markets SMID Cap Index (Net)			34.53	4.21	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017 prospectus, as supplemented July 7, 2017, the Fund’s annual operating expense ratio is 1.31% for Institutional Class shares and 1.56% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 24 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
30	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
Care Ratings Ltd. (India) Credit rating services	3.5
NagaCorp Ltd. (Cambodia) Leisure and tourism company	3.4
GRUH Finance Ltd. (India) Provides a range of home loans as well as insurance products	3.3
Vitasoy International Holdings Ltd. (Hong Kong) Food and beverages	3.1
New Oriental Education & Technology Group, Inc., ADR (China) Educational services	3.0
Raia Drogasil SA (Brazil) Chain of pharmaceutical stores	2.9
Silergy Corp. (Taiwan) High performance analog integrated circuits	2.9
Zee Entertainment Enterprises Ltd. (India) Hindi films, serials, game shows and children’s programs	2.9
TravelSky Technology Ltd., Class H (China) IT solutions for China’s air travel and tourism industries	2.8
Modetour Network, Inc. (South Korea) Travel services	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	29.2
Consumer Staples	10.9
Financials	20.4
Health Care	4.5
Industrials	7.9
Information Technology	18.8
Materials	3.5
Real Estate	1.4
Telecommunication Services	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2017	31

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
Country breakdown (%) (at December 31, 2017)
Brazil	5.3
Cambodia	3.2
Cayman Islands	9.8
China	11.4
Egypt	1.0
Hong Kong	5.3
India	12.5
Indonesia	5.7
Mexico	4.6
Philippines	1.4
Russian Federation	1.2
South Africa	7.0
South Korea	11.8
Taiwan	7.1
Thailand	5.5
Turkey	2.6
United States(a)	4.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
32	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Acorn Emerging Markets FundSM
Satoshi Matsunaga, CFA
Co-Portfolio Manager
Charles C. Young
Co-Portfolio Manager
Columbia Acorn Emerging Markets FundSM Institutional Class (formerly Class Z) shares returned 34.92% in 2017, which compared with a return of 34.53% for the Fund’s primary benchmark, the MSCI Emerging Markets SMID Cap Index (Net).
Emerging market stocks delivered a robust gain and comfortably beat both U.S. and developed market international equities in 2017. The asset class gained a significant boost from the emergence of synchronized economic growth across regions, which contributed to rising exports and stronger domestic consumption for emerging-market nations. Higher commodity prices were an additional positive for resource-heavy economies. Together, these factors led to strong gains in corporate earnings and supported a general improvement in company fundamentals. Emerging market equities were further aided by investors’ hearty appetite for risk and the resulting surge in investment inflows into the category. While the growth style performed particularly well in this environment, benefiting the Fund, large-cap stocks outperformed small-caps within the growth style, offsetting the tailwind effect.
The Fund’s relative performance was helped by strong stock selection in South Korea and Greater China, but this was offset to some extent by less favorable selection in Central Eastern Europe, the Middle East & Africa and South Asia. At the sector level, we added value to the Fund through positive selection in industrials, consumer discretionary and financials, but selection in materials and real estate detracted.
Among individual stocks, Koh Young Technology, Inc., a maker of inspection systems for computing-related hardware, was the top contributor to Fund performance in 2017. Koh Young rallied on the expansion of digitalization in various industries, such as autos and medical devices, which caused inspection needs to rise. The company also capitalized on the growing automation of inspection, which tends to be an expensive, labor-intensive portion of manufacturing. Modetour Network, Inc., a Korea-based provider of tour packages that outperformed on the strength of rising tour bookings and improved guidance, was an additional contributor. Although Modetour shares weakened in the latter half of the period, we believe the company’s longer-term fundamentals remain robust. New Oriental Education & Technology Group Inc., a Chinese after-school tutoring, test preparation and online education company, also added to results. In addition to increasing its efficiency and expanding its K-12 after-school tutoring service, the company benefited from both favorable domestic trends and a resumption of growth in its overseas markets. TVS Motor Company Limited, an India-based producer of two-wheel motorized vehicles, and Korea Investment Holdings Co., Ltd., the second-largest broker and asset manager in South Korea, were further contributors to the Fund’s 12-month results.
PT Matahari Department Store Tbk, a department store chain serving middle-class consumers in Indonesia, was the most significant individual detractor in 2017. The company suffered from slower-than-expected sales growth due to soft consumer spending as a result of a series of tightening policies in Indonesia, including subsidy cuts. Famous Brands Ltd., a South African quick-service restaurant and café, also hurt Fund performance as losses related to its recent acquisitions drove down its share price. Netshoes Cayman Ltd., a leading e-commerce platform focused on selling sports and lifestyle shoes and apparel in Latin America, was an additional detractor. Netshoes missed earnings expectations and failed to provide future guidance, sparking a sell-off in the stock. We retained the investment for the Fund on the belief that the company is well positioned to benefit from growth in e-commerce and online retailing, which is less widely adopted in Latin America than in the developed markets. PChome Online, Inc., a Taiwanese on-line retailer, and RYB Education, Inc., a Chinese education company, were also among the Fund’s largest detractors for the period. We subsequently exited our position in PChome Online in 2017.
Even after their strong performance in 2017, emerging market stocks finished the year with more attractive valuations than most developed regions. Additionally, demographic trends, including growing populations and increasing middle-class consumption, are important long-term tailwinds. Believing China’s transition to a more consumer-based economy represents an important long-term theme, we

Columbia Acorn Family of Funds | Annual Report 2017	33

Manager Discussion of Fund Performance  (continued)
Columbia Acorn Emerging Markets FundSM
continued to look for companies that can benefit from this trend. We believe that India also remains a source of compelling investment ideas for the Fund amid ongoing government reform, rising infrastructure spending and the prospects for a recovery in capital expenditures.
With this as the backdrop, we continued to find ample opportunities for the Fund in 2017 at the individual company level. We believe emerging markets offer unique opportunities to discover small and mid-cap companies in the early phases of market development and capital formation. However, we are also realistic about the potential risks following a year of hearty performance for global equities, especially in light of the volatility inherent in the emerging markets. Accordingly, we maintained an emphasis on higher quality companies with robust structural growth, as measured by metrics such as return on invested capital, revenue and earnings growth as well as superior debt ratios. We continue to see attractive potential in small-cap growth companies, which can trade at highly undervalued levels due to the lower efficiency in the emerging markets.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
34	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance
Columbia Acorn European FundSM
Investment objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	37.89	11.31	11.82
	Including sales charges		29.98	10.00	10.79
Advisor Class		06/25/14	38.29	11.61	12.12
Class C	Excluding sales charges	08/19/11	36.95	10.50	11.01
	Including sales charges		35.95	10.50	11.01
Institutional Class		08/19/11	38.35	11.60	12.11
Institutional 2 Class		11/08/12	38.32	11.61	12.12
Institutional 3 Class		03/01/17	38.46	11.62	12.13
MSCI AC Europe Small Cap Index (Net)			35.50	13.58	-
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2017 prospectus, as supplemented July 7, 2017, the Fund’s annual operating expense ratio is 1.20% for Institutional Class shares and 1.45% for Class A shares.
Performance numbers reflect all Fund expenses. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2017	35

Fund at a glance  (continued)
Columbia Acorn European FundSM
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2017
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2017)
Kindred Group PLC (Malta) Online gambling services	3.9
Wirecard AG (Germany) Internet payment and processing services	3.6
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	3.6
Halma PLC (United Kingdom) Products that detect hazards and protect assets and people in public and commercial buildings	3.6
MTU Aero Engines AG (Germany) Develops and manufactures engines and offers commercial engine services and support	3.1
WH Smith PLC (United Kingdom) Retails books, magazines, newspapers, and periodicals	2.9
Stroeer SE & Co. KGaA (Germany) Digital multi-channel media company	2.8
eDreams ODIGEO SA (Luxembourg) Online travel company	2.7
Partners Group Holding AG (Switzerland) Global private markets asset management firm	2.6
Brembo SpA (Italy) Braking systems and components	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	28.6
Financials	7.5
Health Care	10.0
Industrials	21.9
Information Technology	24.2
Materials	5.1
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

36	Columbia Acorn Family of Funds | Annual Report 2017

Fund at a glance  (continued)
Columbia Acorn European FundSM
Country breakdown (%) (at December 31, 2017)
Australia	0.9
Belgium	1.1
Denmark	4.5
Finland	3.0
France	3.0
Germany	24.9
Ireland	1.8
Italy	3.8
Luxembourg	2.5
Malta	3.6
Netherlands	1.8
Norway	2.6
Spain	1.4
Sweden	9.1
Switzerland	4.5
Turkey	1.5
United Kingdom	22.4
United States(a)	7.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2017	37

Manager Discussion of Fund Performance
Columbia Acorn European FundSM
Stephen Kusmierczak, CFA
Portfolio Manager
Columbia Acorn European FundSM Institutional Class (formerly Class Z) shares returned 38.35% in 2017, outperforming the 35.50% return of the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net).
The annual period was characterized by positive momentum for global equities and improving economic conditions in Europe. Stronger growth, in turn, translated to better-than-expected corporate earnings across the region. In combination with favorable election outcomes and the accommodative monetary policy of the European Central Bank, these developments enhanced investor sentiment and led to a broad-based rally in equities. Small-cap stocks performed particularly well in this environment, as did the growth style, two trends that created a tailwind for the Fund. The strength in European currencies relative to the U.S. dollar provided an added boost to returns for U.S. investors.
Both sector allocations and individual security selection contributed to Fund performance in 2017. The Fund was helped by its overweight position in information technology, the leading performer among the 11 major sectors in 2017, as well as not holding any securities in the energy sector, the weakest performer. Stock selection also added value for the Fund across multiple sectors, with the largest contribution coming from industrials.
At the individual stock level, Wirecard AG, a global leader in providing online merchants with outsourcing solutions for electronic payment transactions, was the top contributor to performance. The German company, whose growth is correlated with trends in online commerce and cashless transactions, reported increased revenues on continued strength in its end markets. French engineering company Akka Technologies SA also made a sizable contribution to results. Akka provides services to the automotive industry, mainly in France and Germany. Through a series of judicious acquisitions, the company positioned itself as a key provider of technical skills in man/machine interfaces and autonomous driving. The Swiss private equity firm Partners Group Holding AG, which benefited from asset growth and a favorable exit environment, was an additional contributor of note. Halma PLC, a U.K. provider of technology-based safety solutions, and Kindred Group PLC, an online gaming operator based in Sweden, also added value for the Fund in 2017.
NetEnt AB was the largest individual detractor for the Fund in 2017. Shares of the Sweden-based developer of online casino games declined on concerns that the company would not meet revenue expectations in the second half of the year. We believe that more jurisdictions will legalize online gaming to boost tax revenues and address issues of money laundering and problem gambling. We believe that NetEnt, as a publicly-listed gaming provider with a record of solid corporate governance and innovative games development, should be a beneficiary of the long-term legalization trend. Connect Group PLC, a U.K.-based distributor of newspapers, books and magazines, was another detractor of note. While the company’s restructuring efforts have weighed on the stock in recent years, we believe the new structure is likely to fuel accelerating top-line growth and create benefits from rising capacity utilization and increased customer acceptance.
Columbia Wanger has specialized in investing in small- and mid-cap stocks since 1970. Our investment process, while cognizant of macroeconomic trends, uses a bottom-up approach that relies on intensive fundamental research and a disciplined analysis of valuation. We are focused on companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team continues to employ a rigorous, bottom-up process to identify opportunities in European small- and mid-cap growth companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.

38	Columbia Acorn Family of Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Acorn European FundSM
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2017	39

2017 Year-End Distributions
The following table details the year-end distributions for the Columbia Acorn Funds. The information is provided on a per share basis for each share class of the Funds.
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn® Fund
Class A	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Advisor Class (formerly Class R4)	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Class C	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Institutional Class (formerly Class Z)	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Institutional 2 Class (formerly Class R5)	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Institutional 3 Class (formerly Class Y)	None	0.38952	2.68178	12/4/2017	12/5/2017	12/5/2017
Columbia Acorn International®
Class A	0.28989	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Advisor Class (formerly Class R4)	0.38650	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Class C	0.00000	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Institutional Class (formerly Class Z)	0.39089	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Institutional 2 Class (formerly Class R5)	0.40845	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Institutional 3 Class (formerly Class Y)	0.42601	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Class R	0.16695	None	2.49062	12/15/2017	12/18/2017	12/18/2017
Columbia Acorn USA®
Class A	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Advisor Class (formerly Class R4)	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Class C	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Institutional Class (formerly Class Z)	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Institutional 2 Class (formerly Class R5)	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Institutional 3 Class (formerly Class Y)	None	0.83234	3.82978	12/4/2017	12/5/2017	12/5/2017
Columbia Acorn International SelectSM
Class A	0.01057	None	None	12/15/2017	12/18/2017	12/18/2017
Advisor Class (formerly Class R4)	0.07464	None	None	12/15/2017	12/18/2017	12/18/2017
Class C	0.00000	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional Class (formerly Class Z)	0.07464	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 2 Class (formerly Class R5)	0.09257	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 3 Class (formerly Class Y)	0.10539	None	None	12/15/2017	12/18/2017	12/18/2017
Columbia Acorn SelectSM
Class A	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Advisor Class (formerly Class R4)	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Class C	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Institutional Class (formerly Class Z)	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Institutional 2 Class (formerly Class R5)	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Institutional 3 Class (formerly Class Y)	None	None	0.61565	12/4/2017	12/5/2017	12/5/2017
Columbia Thermostat FundSM
Class A	0.26917	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
Advisor Class (formerly Class R4)	0.30614	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
Class C	0.15826	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
Institutional Class (formerly Class Z)	0.30614	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
Institutional 2 Class (formerly Class R5)	0.30910	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
Institutional 3 Class (formerly Class Y)	0.31649	0.02953	0.12837	12/20/2017	12/21/2017	12/21/2017
40	Columbia Acorn Family of Funds | Annual Report 2017

2017 Year-End Distributions  (continued)
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn Emerging Markets FundSM
Class A	None	None	None	12/15/2017	12/18/2017	12/18/2017
Advisor Class (formerly Class R4)	None	None	None	12/15/2017	12/18/2017	12/18/2017
Class C	None	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional Class (formerly Class Z)	None	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 2 Class (formerly Class R5)	None	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 3 Class (formerly Class Y)	None	None	None	12/15/2017	12/18/2017	12/18/2017
Columbia Acorn European FundSM
Class A	0.13417	None	None	12/15/2017	12/18/2017	12/18/2017
Advisor Class (formerly Class R4)	0.18177	None	None	12/15/2017	12/18/2017	12/18/2017
Class C	0.00835	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional Class (formerly Class Z)	0.18347	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 2 Class (formerly Class R5)	0.18347	None	None	12/15/2017	12/18/2017	12/18/2017
Institutional 3 Class (formerly Class Y)	0.22088	None	None	12/15/2017	12/18/2017	12/18/2017
Columbia Acorn Family of Funds | Annual Report 2017	41

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,112.70	1,019.55	5.69	5.44	1.08
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,114.20	1,020.79	4.37	4.18	0.83
Class C	1,000.00	1,000.00	1,107.70	1,015.81	9.62	9.20	1.83
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,114.80	1,020.79	4.38	4.18	0.83
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,114.50	1,020.89	4.27	4.08	0.81
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,115.60	1,021.14	4.01	3.83	0.76
42	Columbia Acorn Family of Funds | Annual Report 2017

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	1,113.80	1,018.75	6.53	6.24	1.24
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,115.10	1,020.00	5.22	4.99	0.99
Class C	1,000.00	1,000.00	1,109.50	1,015.01	10.47	10.00	1.99
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,115.20	1,020.00	5.22	4.99	0.99
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,115.40	1,020.29	4.90	4.68	0.93
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,115.80	1,020.54	4.64	4.43	0.88
Class R	1,000.00	1,000.00	1,112.30	1,017.50	7.85	7.49	1.49
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,070.70	1,017.55	7.64	7.44	1.48
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,071.40	1,018.80	6.35	6.19	1.23
Class C	1,000.00	1,000.00	1,066.80	1,013.81	11.49	11.20	2.23
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,071.90	1,018.95	6.20	6.04	1.20
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,072.70	1,019.15	5.99	5.84	1.16
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,072.70	1,019.50	5.63	5.49	1.09
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,126.30	1,017.95	7.42	7.04	1.40
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,127.70	1,019.20	6.10	5.79	1.15
Class C	1,000.00	1,000.00	1,122.00	1,014.21	11.37	10.80	2.15
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,127.90	1,019.20	6.10	5.79	1.15
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,127.60	1,019.55	5.73	5.44	1.08
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,128.20	1,019.80	5.47	5.19	1.03
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	1,132.20	1,019.15	6.17	5.84	1.16
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,133.60	1,020.34	4.89	4.63	0.92
Class C	1,000.00	1,000.00	1,126.80	1,015.41	10.13	9.60	1.91
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,132.60	1,020.39	4.84	4.58	0.91
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,133.60	1,020.69	4.52	4.28	0.85
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,133.70	1,020.94	4.26	4.03	0.80
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	1,119.20	1,017.35	8.03	7.64	1.52
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,120.60	1,018.60	6.71	6.39	1.27
Class C	1,000.00	1,000.00	1,115.00	1,013.61	11.97	11.40	2.27
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,120.60	1,018.60	6.71	6.39	1.27
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,120.60	1,019.00	6.29	5.99	1.19
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,120.80	1,019.25	6.03	5.74	1.14
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,116.60	1,017.75	7.60	7.24	1.44
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,117.50	1,018.95	6.34	6.04	1.20
Class C	1,000.00	1,000.00	1,112.10	1,014.01	11.53	11.00	2.19
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,117.50	1,019.00	6.28	5.99	1.19
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,118.20	1,019.30	5.97	5.69	1.13
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,118.40	1,019.55	5.70	5.44	1.08
Columbia Acorn Family of Funds | Annual Report 2017	43

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
Fund of Funds—Columbia Thermostat Fund
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.20	1,022.44	2.52	2.52	0.50	4.99	4.99	0.99
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,021.50	1,023.68	1.26	1.26	0.25	3.73	3.73	0.74
Class C	1,000.00	1,000.00	1,017.40	1,018.70	6.29	6.29	1.25	8.75	8.76	1.74
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,022.30	1,023.68	1.26	1.26	0.25	3.73	3.73	0.74
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,022.40	1,023.78	1.16	1.16	0.23	3.63	3.63	0.72
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,022.90	1,024.03	0.91	0.91	0.18	3.38	3.38	0.67
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for the Funds, account value at the end of the period would have been reduced.
44	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.9%
Issuer	Shares	Value ($)
Consumer Discretionary 18.4%
Auto Components 2.7%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	381,375	46,718,437
Gentex Corp. Products that use electro-optic technology	985,983	20,656,344
LCI Industries Recreational vehicles and equipment	238,881	31,054,530
Tenneco, Inc. Emission control and ride control products and systems	457,483	26,781,055
Total		125,210,366
Distributors 1.6%
LKQ Corp.(a) Automotive products and services	593,633	24,143,054
Pool Corp. Swimming pool supplies, equipment and leisure products	404,067	52,387,287
Total		76,530,341
Diversified Consumer Services 2.4%
Adtalem Global Education, Inc.(a) Higher education institutions	969,394	40,763,018
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	385,295	36,217,730
Grand Canyon Education, Inc.(a) Online post secondary education	398,464	35,674,482
Total		112,655,230
Hotels, Restaurants & Leisure 6.0%
Dave & Buster’s Entertainment, Inc.(a) Venues that combine dining and entertainment for adults and families	766,997	42,315,225
Domino’s Pizza, Inc. Network of company-owned and franchise Domino’s Pizza stores	137,833	26,044,924
Dunkin’ Brands Group, Inc. Quick service restaurants serving hot and cold coffee and baked goods	580,202	37,405,623
Extended Stay America, Inc. Hotels and motels	2,683,657	50,989,483
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	385,186	21,612,786
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	885,011	46,622,379
Common Stocks (continued)
Issuer	Shares	Value ($)
Vail Resorts, Inc. Operates resorts globally	94,762	20,134,082
Wingstop, Inc. Cooked-to-order chicken wings	843,639	32,885,048
Total		278,009,550
Household Durables 2.0%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	139,806	21,334,396
iRobot Corp.(a),(b) Manufactures robots for cleaning	376,562	28,882,305
Leggett & Platt, Inc. Manufactures a wide range of engineered products	404,053	19,285,450
NVR, Inc.(a) Builds and markets homes and conducts mortgage banking activities	6,100	21,400,142
Total		90,902,293
Internet & Direct Marketing Retail 0.7%
Wayfair, Inc., Class A(a) Retails household goods online	378,419	30,375,693
Leisure Products 0.4%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	334,352	18,462,917
Specialty Retail 2.6%
Camping World Holdings, Inc., Class A Recreational vehicles and accessories	536,203	23,984,360
Five Below, Inc.(a) Specialty value retailer	419,361	27,812,022
Monro, Inc. Automotive undercar repair and tire services	362,003	20,616,071
Tractor Supply Co. Retail farm store chain	391,354	29,253,711
Ulta Beauty, Inc.(a) Chain of beauty stores	94,556	21,148,395
Total		122,814,559
Total Consumer Discretionary		854,960,949
Consumer Staples 1.7%
Food & Staples Retailing 0.8%
U.S. Foods Holding Corp.(a) Catering services	1,056,033	33,719,134

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	45

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.9%
Spectrum Brands Holdings, Inc. Global and diversified consumer products company	209,467	23,544,091
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	164,398	19,398,964
Total		42,943,055
Total Consumer Staples		76,662,189
Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Cimarex Energy Co. Crude oil and natural gas	147,390	17,983,054
Diamondback Energy, Inc.(a) Independent oil and natural gas company	199,534	25,191,167
Total		43,174,221
Total Energy		43,174,221
Financials 9.0%
Banks 1.6%
BOK Financial Corp. Multi-bank holding company	250,194	23,097,910
MB Financial, Inc. Holding company for MB Financial Bank, N.A.	390,269	17,374,776
SVB Financial Group(a) Holding company for Silicon Valley Bank	148,227	34,651,026
Total		75,123,712
Capital Markets 6.6%
Ares Capital Corp. Management investment company	2,549,524	40,078,517
Cboe Global Markets, Inc. Marketplace for the trading of standardized and listed options on equity securities	159,000	19,809,810
Eaton Vance Corp. Creates, markets, and manages mutual funds	943,078	53,180,168
Factset Research Systems, Inc. Global economic and financial data to analysts, investment bankers, and financial professionals	164,763	31,759,716
Houlihan Lokey, Inc. Investment bank	624,963	28,392,069
Lazard Ltd., Class A Corporate Advisory & Asset Management	1,121,299	58,868,198
Common Stocks (continued)
Issuer	Shares	Value ($)
MarketAxess Holdings, Inc. Electronic, multi-dealer to client platform for bond trading	160,939	32,469,443
Raymond James Financial, Inc. Financial services to individuals, corporations, and municipalities	446,709	39,891,114
Total		304,449,035
Consumer Finance 0.8%
Credit Acceptance Corp.(a),(b) Funding, receivables management, collection, sales training, and related services to automobile dealers	109,411	35,392,270
Total Financials		414,965,017
Health Care 22.7%
Biotechnology 6.5%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	491,259	28,085,277
Alkermes PLC(a) Develops treatments for central nervous system disorders	460,000	25,175,800
Bioverativ, Inc.(a) Innovative therapies for the treatment of blood disorders	1,032,033	55,647,219
Celldex Therapeutics, Inc.(a),(c) Uses applications of immunology to prevent and treat diseases	8,126,489	23,079,229
Clovis Oncology, Inc.(a) Pre-commercial Biotech Company	376,339	25,591,052
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	1,028,735	35,182,737
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	190,332	26,062,161
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	342,419	28,824,831
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	522,621	27,960,224
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	537,651	24,936,253
Total		300,544,783

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 8.3%
Align Technology, Inc.(a) Designs, manufactures, and markets the Invisalign System	221,309	49,172,647
Endologix, Inc.(a) Minimally invasive treatments for vascular diseases	3,386,649	18,118,572
Haemonetics Corp.(a) Automated blood processing systems	641,870	37,279,810
IDEXX Laboratories, Inc.(a) Diagnostic, detection, and information systems for veterinary, food, and water testing applications	120,199	18,796,720
iRhythm Technologies, Inc.(a) Medical instruments	526,673	29,520,022
LivaNova PLC(a) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	257,621	20,589,070
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	864,552	73,314,010
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	522,886	19,974,245
ResMed, Inc. Medical equipment for the treatment of sleep disordered breathing	338,935	28,704,405
Varex Imaging Corp.(a) X-ray imaging components	1,159,355	46,571,290
Varian Medical Systems, Inc.(a) Medical equipment	182,447	20,278,984
West Pharmaceutical Services, Inc. Drug therapies and healthcare products	244,984	24,172,571
Total		386,492,346
Health Care Providers & Services 2.8%
Amedisys, Inc.(a) Provider of alternate-site health care services	521,678	27,497,647
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	504,424	24,842,881
Chemed Corp. Hospice and palliative care services	27,212	6,613,060
HealthSouth Corp. Inpatient rehabilitative healthcare services	1,380,629	68,216,879
Total		127,170,467
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 1.5%
Evolent Health, Inc., Class A(a),(b) Purpose-built platform enables providers to migrate their payment models	1,716,517	21,113,159
Veeva Systems Inc., Class A(a) Cloud-based business services	908,078	50,198,552
Total		71,311,711
Life Sciences Tools & Services 3.6%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	208,002	26,946,659
Cambrex Corp.(a) Products, services, and technologies for the Life Sciences and fine chemicals industry	897,649	43,087,152
Mettler-Toledo International, Inc.(a) Weighing instruments for use in laboratory, industrial, and food retailing applications	30,543	18,922,000
Pra Health Sciences, Inc.(a) Global contract research organization	851,276	77,525,705
Total		166,481,516
Total Health Care		1,052,000,823
Industrials 17.3%
Aerospace & Defense 0.6%
HEICO Corp., Class A Aerospace products and services	358,269	28,321,164
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc. Global logistics company	330,439	21,376,099
Building Products 0.4%
JELD-WEN Holding, Inc.(a) Interior and exterior doors, wood, vinyl and aluminum windows	500,000	19,685,000
Commercial Services & Supplies 2.7%
Brink’s Co. (The) Provides security services globally	355,358	27,966,675
Cintas Corp. Corporate identity uniform programs	161,422	25,154,390
Copart, Inc.(a) Services to process and sell salvage vehicles through auctions	995,276	42,985,970
Unifirst Corp. Workplace uniforms and protective clothing	176,205	29,056,205
Total		125,163,240

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	47

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.5%
Carlisle Companies, Inc. Construction materials, transportation products, and general industry products	188,663	21,441,550
Machinery 7.0%
Graco, Inc. Technology for the management of fluids in industrial and commercial applications	1,079,634	48,821,049
Middleby Corp. (The)(a) Equipment for use in cooking and preparing food	157,562	21,262,992
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	258,744	37,880,122
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	229,462	20,855,801
REV Group, Inc. Specialty vehicles and related aftermarket parts and services	722,347	23,497,948
Snap-On, Inc. Tool and equipment solutions	266,187	46,396,394
Toro Co. (The) Turf equipment	735,938	48,005,236
WABCO Holdings, Inc.(a) Electronic braking, stability, suspension, and transmission control systems commercial vehicles	454,678	65,246,293
Woodward, Inc. Energy control systems and components for aircraft, industrial engines and turbines	172,500	13,203,150
Total		325,168,985
Professional Services 3.0%
ManpowerGroup, Inc. Non-governmental employment services	320,437	40,410,310
Robert Half International, Inc. Temporary and permanent staffing services	679,220	37,723,879
TransUnion (a) Offers consumer reports, risk scores, analytical services, and decisioning capabilities to businesses	1,117,020	61,391,419
Total		139,525,608
Road & Rail 2.0%
JB Hunt Transport Services, Inc. Logistics services	212,566	24,440,839
Old Dominion Freight Line, Inc. Inter-regional and multi-regional motor carrier	534,818	70,355,308
Total		94,796,147
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.6%
Watsco, Inc. Air conditioning, heating, and refrigeration equipment	166,128	28,248,405
Total Industrials		803,726,198
Information Technology 23.1%
Electronic Equipment, Instruments & Components 4.5%
CDW Corp. IT products and services	848,075	58,932,732
Cognex Corp. Machine vision systems	822,000	50,273,520
II-VI, Inc.(a) Optical and optoelectronic devices	700,550	32,890,822
IPG Photonics Corp.(a) High-power fiber lasers and amplifiers	318,098	68,114,325
Total		210,211,399
Internet Software & Services 3.9%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	983,198	24,845,414
CoStar Group, Inc.(a) Provides building-specific information to the United States commercial real estate industry and related industries	61,466	18,252,329
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	588,811	29,605,417
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	632,000	18,119,440
MINDBODY, Inc., Class A(a) Business management software	554,360	16,880,262
Nutanix, Inc., Class A(a) Enterprise cloud platforms	508,253	17,931,166
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	483,131	17,803,377
Quotient Technology, Inc.(a) Operates a promotion platform	1,281,599	15,058,788
VeriSign, Inc.(a) Domain names and Internet security services	177,571	20,321,225
Total		178,817,418

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.7%
Black Knight, Inc.(a) Integrated technology, work flow automation, data and analytic solutions	427,215	18,861,542
Booz Allen Hamilton Holdings Corp. Technology consulting services to the U.S. government in the defense, intelligence, and civil markets	929,903	35,457,201
Broadridge Financial Solutions, Inc. Technology-based outsourcing solutions to the financial services industry	294,817	26,704,524
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	397,760	18,380,490
Euronet Worldwide, Inc.(a) Electronic financial transaction solutions	301,683	25,422,826
Gartner, Inc.(a) Research and analysis on computer hardware, software, communications, and information technology	192,622	23,721,399
WNS Holdings Ltd., ADR(a) Business process outsourcing services	545,490	21,890,514
Total		170,438,496
Semiconductors & Semiconductor Equipment 5.4%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	762,638	51,462,812
Ambarella, Inc.(a) High definition video compression and image processing semiconductors	323,500	19,005,625
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	708,474	16,897,105
Inphi Corp.(a),(b) Analog semiconductor solutions	724,916	26,531,926
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	329,284	31,117,338
Monolithic Power Systems, Inc. Power management solutions	294,141	33,049,683
Semtech Corp.(a) Analog and mixed-signal semiconductors	621,391	21,251,572
Teradyne, Inc. Semiconductor test products and services	1,253,396	52,479,690
Total		251,795,751
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 5.6%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	462,531	68,264,950
Blackline, Inc.(a) Develops and markets enterprise software	672,040	22,042,912
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	1,138,503	47,612,196
CyberArk Software Ltd.(a) IT security solutions	423,051	17,510,081
Guidewire Software, Inc.(a) Enterprise software for the property and casualty insurance industry	226,040	16,785,730
Qualys, Inc.(a) Information technology security risk and compliance management solutions	743,451	44,123,817
Synopsys, Inc.(a) Electronic design automation solutions	294,590	25,110,852
Ultimate Software Group, Inc. (The)(a) Software solutions	89,935	19,626,515
Total		261,077,053
Total Information Technology		1,072,340,117
Materials 2.3%
Chemicals 1.1%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	271,263	29,046,842
Quaker Chemical Corp. Custom-formulated chemical specialty products	151,400	22,829,606
Total		51,876,448
Containers & Packaging 1.2%
Avery Dennison Corp. Pressure-sensitive materials and a variety of tickets, tags and labels	279,691	32,125,308
Sealed Air Corp. Packaging and performance-based materials and equipment	482,600	23,792,180
Total		55,917,488
Total Materials		107,793,936

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	49

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 1.9%
CoreCivic, Inc. Detention and corrections services	1,255,108	28,239,930
Education Realty Trust, Inc. Self-managed and self-advised real estate investment trust	514,492	17,966,061
Equity LifeStyle Properties, Inc. Acquires properties such as camping grounds and seasonal resort communities	205,266	18,272,779
Lamar Advertising Co., Class A Outdoor advertising structures	333,833	24,783,762
Total		89,262,532
Real Estate Management & Development 0.7%
Jones Lang LaSalle, Inc. Real estate and investment management services	210,632	31,369,424
Total Real Estate		120,631,956
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.4%
Zayo Group Holdings, Inc.(a) Global provider of bandwidth infrastructure services	547,191	20,136,629
Wireless Telecommunication Services 0.5%
Boingo Wireless, Inc.(a) Mobile internet services	965,652	21,727,170
Total Telecommunication Services		41,863,799
Total Common Stocks (Cost: $3,282,735,192)		4,588,119,205

Limited Partnerships 0.5%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Hotels, Restaurants & Leisure 0.5%
Cedar Fair LP Owns and operates amusement parks	328,546	21,352,205
Total Consumer Discretionary		21,352,205
Total Limited Partnerships (Cost: $21,857,117)		21,352,205

Securities Lending Collateral 0.8%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(d),(e)	37,208,360	37,208,360
Total Securities Lending Collateral (Cost: $37,208,360)		37,208,360

Money Market Funds 0.6%

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(d)	26,619,576	26,619,576
Total Money Market Funds (Cost: $26,619,576)		26,619,576
Total Investments (Cost $3,368,420,245)		4,673,299,346
Obligation to Return Collateral for Securities Loaned		(37,208,360)
Other Assets & Liabilities, Net		2,082,730
Net Assets		$4,638,173,716

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $35,927,492.
(c)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended ended December 31, 2017, are as follows. The aggregate cost and value of these companies at December 31, 2017, was $24,580,987 and $23,079,229, respectively. Investments in affiliated companies represented 0.05% of the Fund’s total net assets at December 31, 2017.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Alteryx, Inc., Class A †
	—	1,165,000	(181,802)	983,198	555,557	—	—	—
Boingo Wireless, Inc. †
	2,180,974	84,481	(1,299,803)	965,652	13,458,610	(9,612,747)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Celldex Therapeutics, Inc.
	6,019,590	5,350,481	(3,243,582)	8,126,489	(5,653,863)	(385,498)	—	23,079,229
Endologix, Inc. †
	4,661,700	1,457,196	(2,732,247)	3,386,649	(8,376,418)	7,567,388	—	—
Nutanix, Inc., Class A †
	898,090	510,829	(900,666)	508,253	(986,045)	(816,261)	—	—
Total of Affiliated Transactions					(1,002,159)	(3,247,118)	—	23,079,229

†	Issuer was not an affiliate at the end of period.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(e)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	51

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	854,960,949	—	—	854,960,949
Consumer Staples	76,662,189	—	—	76,662,189
Energy	43,174,221	—	—	43,174,221
Financials	414,965,017	—	—	414,965,017
Health Care	1,052,000,823	—	—	1,052,000,823
Industrials	803,726,198	—	—	803,726,198
Information Technology	1,072,340,117	—	—	1,072,340,117
Materials	107,793,936	—	—	107,793,936
Real Estate	120,631,956	—	—	120,631,956
Telecommunication Services	41,863,799	—	—	41,863,799
Total Common Stocks	4,588,119,205	—	—	4,588,119,205
Limited Partnerships
Consumer Discretionary	21,352,205	—	—	21,352,205
Total Limited Partnerships	21,352,205	—	—	21,352,205
Securities Lending Collateral	37,208,360	—	—	37,208,360
Money Market Funds	26,619,576	—	—	26,619,576
Total Investments	4,673,299,346	—	—	4,673,299,346
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments
Columbia Acorn International®, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.1%
Issuer	Shares	Value ($)
Australia 1.0%
Domino’s Pizza Enterprises Ltd. Pizza delivery stores	1,300,000	47,249,768
Brazil 1.6%
Odontoprev SA Dental benefits company	3,543,000	16,993,497
Qualicorp SA Insurance and benefits packages	3,046,000	28,466,431
Raia Drogasil SA Chain of pharmaceutical stores	1,266,000	35,036,267
Total		80,496,195
Cambodia 0.2%
NagaCorp Ltd. Leisure and tourism company	12,508,000	9,660,165
Canada 5.2%
Boardwalk Real Estate Investment Trust(a) Real estate company	1,053,355	36,109,043
CAE, Inc. Training solutions based on simulation technology and integrated training services	2,499,934	46,438,710
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	2,711,220	125,272,600
ShawCor Ltd. Energy services company	1,082,367	23,610,583
Winpak Ltd. Packaging materials and machines for the protection of perishables	608,000	22,636,754
Total		254,067,690
Cayman Islands 1.6%
Parade Technologies Ltd. Fabless semiconductor company	2,225,000	43,871,705
Silicon Motion Technology Corp., ADR Semiconductor products	658,000	34,847,680
Total		78,719,385
Common Stocks (continued)
Issuer	Shares	Value ($)
China 5.3%
51job, Inc., ADR(b) Integrated human resource services	404,000	24,583,400
58.Com, Inc., ADR(b) Local life service platform	518,107	37,080,918
China Medical System Holdings Ltd. Pharmaceutical and medical products	25,777,000	60,003,485
New Oriental Education & Technology Group, Inc., ADR Educational services	770,864	72,461,216
Shenzhou International Group Holdings Ltd. Manufactures and processes textiles	3,618,000	34,453,394
TravelSky Technology Ltd., Class H IT solutions for China’s air travel and tourism industries	10,956,000	32,750,413
Total		261,332,826
Denmark 3.6%
Novozymes AS, Class B Enzymes for industrial use	1,453,477	83,043,112
SimCorp AS Global provider of highly specialised software for the investment management industry	838,367	47,737,209
William Demant Holding AS(b) Hearing aids, audiometers, tympanometers, diagnostic instruments, and wireless communication equipment	1,648,031	46,083,353
Total		176,863,674
France 1.2%
Elior Group SA Provides catering, cleaning, and facility management services	1,208,500	24,976,558
Ipsen SA Medical drugs for targeted disease areas	273,000	32,615,035
Total		57,591,593
Germany 9.4%
AURELIUS Equity Opportunities SE & Co. KGaA(a) Loans to distressed companies	196,793	13,420,135
CTS Eventim AG & Co. KGaA Online ticket sales	570,000	26,500,231
Fielmann AG Prescription eyeglasses, specialty glasses, sunglasses, contact lenses, and optical supplies	655,000	57,695,000
KION Group AG Material handling solutions	316,000	27,201,679

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	53

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	445,000	79,519,176
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	191,000	17,086,877
Rational AG Food preparation appliances/processors and kitchen accessories	74,335	47,820,968
Stroeer SE & Co. KGaA Digital multi-channel media company	884,049	65,140,269
Wirecard AG Internet payment and processing services	815,000	90,581,048
Zalando SE(b) Online sale of fashion accessories	714,116	37,653,769
Total		462,619,152
Hong Kong 0.7%
Value Partners Group Ltd. Independent, value oriented asset management group	33,644,000	35,661,934
India 2.9%
Havells India Ltd Manufactures electrical products	3,083,000	27,111,284
TVS Motor Co., Ltd. Motorcycles, mopeds and scooters	4,754,373	57,344,158
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	6,306,681	57,417,149
Total		141,872,591
Indonesia 0.8%
PT Matahari Department Store Tbk Retail clothes, accessories, bags, shoes, cosmetics, household appliances, and management consulting services.	52,107,800	38,280,155
Ireland 1.0%
UDG Healthcare PLC Commercialisation solutions for health care companies	4,148,000	47,224,088
Italy 2.2%
Brembo SpA Braking systems and components	5,509,337	83,753,440
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	290,000	23,591,437
Total		107,344,877
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 23.9%
Aeon Credit Service Co., Ltd. Credit card company	1,602,000	37,232,025
Aeon Mall Co., Ltd. Large-scale shopping malls	2,856,500	55,789,424
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	764,100	28,326,277
Asahi Intecc Co., Ltd. Manufactures medical tools and stainless wire rope	1,103,400	37,817,005
Bandai Namco Holdings, Inc. Manufactures toys, stuffed animals, character goods, video games, commercial- and home-use game equipment and software	1,324,400	43,228,046
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	750,300	29,241,201
Daiseki Co., Ltd. Waste Disposal & Recycling	538,500	14,972,034
Disco Corp. Abrasive and precision industrial machinery for cutting and grinding purposes	164,300	36,415,376
FamilyMart UNY Holdings Co., Ltd. Chain of convenience stores	1,365,300	95,623,134
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	956,000	27,911,190
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	1,032,900	38,934,407
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	449,428	64,526,446
Kansai Paint Paints and related products	1,050,000	27,246,712
Mandom Corp. Cosmetic products for men and women	393,300	12,869,797
Miura Co., Ltd. Industrial boilers and related equipment	960,400	25,783,365
MonotaRO Co., Ltd(a) Machine tools, engine parts, and factory consumable goods	1,307,800	41,679,371
Nabtesco Corp. Aircraft and hydraulic products	640,000	24,455,510
NGK Insulators Ltd. Electrical insulators, industrial ceramic products, environmental systems and electronic parts	1,375,200	25,904,709

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
NGK Spark Plug Co., Ltd. Spark plugs for automobiles, motorcycles, agricultural machinery, ships, and aircrafts	1,528,900	37,056,463
Nihon M&A Center, Inc. Provides M&A advisory services to small and medium-sized enterprises	178,500	8,498,497
Nissan Chemical Industries Ltd. Variety of chemical products	902,000	35,930,903
NOF Corp. Diversified chemical producer	1,138,400	30,491,280
Obic Co., Ltd. Computer system integration, office automation, consultation, and system support services	402,100	29,533,186
Omron Corp. Electronic components, equipment and systems used for factory automation	432,200	25,706,805
OSG Corp. Manufactures machine tool equipment	1,128,300	24,373,510
Otsuka Corp. Computer information system and software	696,500	53,341,756
Persol Holdings Co., Ltd. Human resource solutions	1,440,000	36,052,380
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	1,902,000	29,786,014
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	3,137,500	62,813,745
Seven Bank Ltd. Banking services through Automated Teller Machine (ATM)	8,453,100	28,868,841
Sohgo Security Services Co., Ltd. Around the clock security services	787,400	42,795,629
Sony Financial Holdings, Inc. Financial holding company	1,870,000	33,049,655
Ushio, Inc. Lamps and optical equipment	1,750,100	24,964,068
Total		1,171,218,761
Malta 2.1%
Kindred Group PLC Online gambling services	7,374,685	105,544,004
Mexico 1.4%
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	384,900	70,248,099
Netherlands 1.2%
Aalberts Industries NV Industrial services and flow control systems	1,183,797	60,216,925
Common Stocks (continued)
Issuer	Shares	Value ($)
New Zealand 0.5%
Auckland International Airport Ltd. Owns and operates the Auckland International Airport	5,805,568	26,649,194
Philippines 0.5%
Universal Robina Corp. Branded consumer foods	8,800,000	26,618,590
Singapore 1.5%
Mapletree Commercial Trust Singapore-focused real estate investment trust	32,720,300	39,632,798
Singapore Exchange Singapore’s Securities and derivatives exchange and clearing houses	6,123,200	34,001,430
Total		73,634,228
South Africa 1.8%
Clicks Group Ltd. Owns and operates chains of retail stores	2,212,748	32,394,023
PSG Group Ltd. Diversified financial services	937,000	20,447,767
Rand Merchant Investment Holdings Ltd. Investment holding company	9,400,384	34,803,514
Total		87,645,304
South Korea 3.6%
GS Retail Co., Ltd. Chain of retail stores	1,222,700	45,997,238
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	231,000	17,801,597
Korea Investment Holdings Co., Ltd. Financial holding company	787,000	50,673,030
Korea Zinc Co. Ltd. Non-ferrous metal smelting	114,000	52,498,249
Modetour Network, Inc. Travel services	403,445	11,494,160
Total		178,464,274
Spain 0.8%
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	5,000,000	39,295,064

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	55

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 4.7%
Hexagon AB, Class B Design, measurement and visualisation technologies	2,548,121	127,637,469
NetEnt AB Computer gaming software	3,854,000	26,544,965
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	1,008,443	22,349,470
Trelleborg AB, Class B Manufactures and distributes industrial products	2,296,587	53,193,491
Total		229,725,395
Switzerland 2.6%
Partners Group Holding AG(a) Global private markets asset management firm	185,000	126,820,258
Taiwan 1.4%
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	174,000	23,356,262
Silergy Corp. High performance analog integrated circuits	1,946,000	44,467,295
Total		67,823,557
Thailand 1.5%
Home Product Center PCL, Foreign Registered Shares Building materials and home improvement products	90,670,700	35,611,690
Tisco Financial Group PCL Bank holding company	13,401,000	36,391,178
Total		72,002,868
United Kingdom 12.3%
Ascential PLC Media and consultancy services	3,537,056	18,344,508
Croda International PLC Chemicals and chemical products	691,401	41,216,266
Domino’s Pizza Group PLC Pizza delivery stores	11,592,000	54,105,328
DS Smith PLC Provides corrugated packaging services	5,532,000	38,560,764
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	5,294,688	89,962,908
Intermediate Capital Group PLC Private equity firm	1,957,000	30,217,786
Common Stocks (continued)
Issuer	Shares	Value ($)
LivaNova PLC(b) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	280,000	22,377,600
Micro Focus International PLC Enterprise application management solutions	1,045,454	35,531,646
Rentokil Initial PLC Fully integrated facilities management and essential support services	18,062,410	77,382,367
Rightmove PLC Website that lists properties across Britain	944,752	57,332,967
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	802,262	60,654,807
WH Smith PLC Retails books, magazines, newspapers, and periodicals	2,401,564	76,100,855
Total		601,787,802
United States 0.6%
Ultragenyx Pharmaceutical, Inc.(b) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	590,087	27,368,235
Total Common Stocks (Cost: $3,019,363,709)		4,764,046,651

Preferred Stocks 0.7%
Issuer	Coupon Rate	Shares	Value ($)
Germany 0.7%
Sartorius AG Precision electronic equipment and components	—	360,000	34,197,222
Total Preferred Stocks (Cost: $35,652,950)			34,197,222

Securities Lending Collateral 2.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	131,643,758	131,643,758
Total Securities Lending Collateral (Cost: $131,643,758)		131,643,758

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2017
Money Market Funds 2.1%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(c)	105,414,690	105,414,690
Total Money Market Funds (Cost: $105,414,690)		105,414,690
Total Investments (Cost: $3,292,075,107)		5,035,302,321
Obligation to Return Collateral for Securities Loaned		(131,643,758)
Other Assets & Liabilities, Net		3,301,440
Net Assets		$4,906,960,003
Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $125,615,479.
(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	57

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	47,249,768	—	47,249,768
Brazil	80,496,195	—	—	80,496,195
Cambodia	—	9,660,165	—	9,660,165
Canada	254,067,690	—	—	254,067,690
Cayman Islands	34,847,680	43,871,705	—	78,719,385
China	134,125,534	127,207,292	—	261,332,826
Denmark	—	176,863,674	—	176,863,674
France	—	57,591,593	—	57,591,593
Germany	—	462,619,152	—	462,619,152
Hong Kong	—	35,661,934	—	35,661,934
India	—	141,872,591	—	141,872,591
Indonesia	—	38,280,155	—	38,280,155
Ireland	—	47,224,088	—	47,224,088
Italy	—	107,344,877	—	107,344,877
Japan	—	1,171,218,761	—	1,171,218,761
Malta	—	105,544,004	—	105,544,004
Mexico	70,248,099	—	—	70,248,099
Netherlands	—	60,216,925	—	60,216,925
New Zealand	—	26,649,194	—	26,649,194
Philippines	—	26,618,590	—	26,618,590
Singapore	—	73,634,228	—	73,634,228
South Africa	—	87,645,304	—	87,645,304
South Korea	—	178,464,274	—	178,464,274
Spain	—	39,295,064	—	39,295,064
Sweden	—	229,725,395	—	229,725,395
Switzerland	—	126,820,258	—	126,820,258
Taiwan	—	67,823,557	—	67,823,557
Thailand	—	72,002,868	—	72,002,868
United Kingdom	22,377,600	579,410,202	—	601,787,802
United States	27,368,235	—	—	27,368,235
Total Common Stocks	623,531,033	4,140,515,618	—	4,764,046,651
Preferred Stocks
Germany	—	34,197,222	—	34,197,222
Total Preferred Stocks	—	34,197,222	—	34,197,222
Securities Lending Collateral	131,643,758	—	—	131,643,758
Money Market Funds	105,414,690	—	—	105,414,690
Total Investments	860,589,481	4,174,712,840	—	5,035,302,321
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments
Columbia Acorn USA®, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 101.0%
Issuer	Shares	Value ($)
Consumer Discretionary 20.0%
Auto Components 3.7%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	24,959	3,057,478
Dorman Products, Inc.(a) Automotive products and home hardware	51,832	3,169,008
LCI Industries Recreational vehicles and equipment	23,201	3,016,130
Tenneco, Inc. Emission control and ride control products and systems	45,179	2,644,779
Total		11,887,395
Distributors 0.7%
Pool Corp. Swimming pool supplies, equipment and leisure products	15,931	2,065,454
Diversified Consumer Services 2.6%
Adtalem Global Education, Inc.(a) Higher education institutions	85,398	3,590,986
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	30,934	2,907,796
Laureate Education, Inc., Class A(a) Provides educational services	140,926	1,910,956
Total		8,409,738
Hotels, Restaurants & Leisure 6.7%
Dave & Buster’s Entertainment, Inc.(a) Venues that combine dining and entertainment for adults and families	92,965	5,128,879
Extended Stay America, Inc. Hotels and motels	304,253	5,780,807
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	39,937	2,240,865
Red Robin Gourmet Burgers, Inc.(a) Chain of specialty restaurants	34,869	1,966,612
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	83,666	4,407,525
Wingstop, Inc. Cooked-to-order chicken wings	54,300	2,116,614
Total		21,641,302
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.8%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	11,017	1,681,194
iRobot Corp.(a) Manufactures robots for cleaning	55,269	4,239,132
Total		5,920,326
Leisure Products 1.7%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	67,690	3,737,842
MCBC Holdings, Inc.(a) Sport boats	83,598	1,857,547
Total		5,595,389
Specialty Retail 2.8%
Camping World Holdings, Inc., Class A Recreational vehicles and accessories	63,651	2,847,109
Five Below, Inc.(a) Specialty value retailer	61,828	4,100,433
Monro, Inc. Automotive undercar repair and tire services	36,131	2,057,661
Total		9,005,203
Total Consumer Discretionary		64,524,807
Consumer Staples 3.4%
Beverages 0.7%
MGP Ingredients, Inc. Distillery ingredients and products	29,324	2,254,429
Food Products 0.8%
Hostess Brands, Inc.(a) Packaged baked sweet goods	168,259	2,491,916
Household Products 0.9%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	26,367	3,111,306
Personal Products 1.0%
Inter Parfums, Inc. Fragrances and related products	73,756	3,204,698
Total Consumer Staples		11,062,349
Energy 1.5%
Energy Equipment & Services 0.8%
Core Laboratories NV(b) Reservoir description, production enhancement, and reservoir management services	23,516	2,576,178

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	59

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.7%
PDC Energy, Inc.(a) Petroleum products	40,872	2,106,543
Total Energy		4,682,721
Financials 12.9%
Banks 6.2%
First Busey Corp. Multi-bank holding company	158,100	4,733,514
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	52,254	2,698,919
Lakeland Financial Corp. Bank holding company	83,474	4,047,654
LegacyTexas Financial Group, Inc. Bank holding company	47,712	2,013,924
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	83,758	3,268,237
Trico Bancshares Holding company for Tri Counties Bank	84,461	3,197,693
Total		19,959,941
Capital Markets 4.2%
Hamilton Lane, Inc., Class A Private market investment solutions	112,404	3,977,978
Houlihan Lokey, Inc. Investment bank	115,338	5,239,805
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	264,261	4,426,372
Total		13,644,155
Consumer Finance 1.0%
FirstCash, Inc. Owns and operates pawn stores	48,623	3,279,621
Thrifts & Mortgage Finance 1.5%
OceanFirst Financial Corp. New Jersey banks	105,024	2,756,880
Walker & Dunlop, Inc.(a) Commercial real estate financial services	40,979	1,946,503
Total		4,703,383
Total Financials		41,587,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 28.3%
Biotechnology 7.3%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	71,982	4,115,211
Celldex Therapeutics, Inc.(a) Uses applications of immunology to prevent and treat diseases	708,320	2,011,629
Clovis Oncology, Inc.(a) Pre-commercial Biotech Company	37,123	2,524,364
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	80,229	2,743,832
Intercept Pharmaceuticals, Inc.(a),(b) biopharmaceutical products	31,439	1,836,666
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	31,748	4,347,254
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	30,273	2,548,381
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	109,771	2,085,649
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	29,473	1,366,958
Total		23,579,944
Health Care Equipment & Supplies 10.8%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	63,338	3,414,552
Atrion Corp. Medical products and components	6,749	4,255,920
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	91,387	2,586,252
Entellus Medical, Inc.(a) Therapeutic solutions and medical devices	107,500	2,621,925
Haemonetics Corp.(a) Automated blood processing systems	70,814	4,112,877
iRhythm Technologies, Inc.(a) Medical instruments	75,460	4,229,533
LeMaitre Vascular, Inc. Medical devices for vascular surgeons and interventionists	64,474	2,052,852
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	45,010	3,816,848

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	49,662	1,897,088
OraSure Technologies, Inc.(a) Medical devices and diagnostic products	100,714	1,899,466
Sientra, Inc.(a) Plastic surgery implantable devices	126,252	1,775,103
Varex Imaging Corp.(a) X-ray imaging components	55,500	2,229,435
Total		34,891,851
Health Care Providers & Services 6.5%
Amedisys, Inc.(a) Provider of alternate-site health care services	37,017	1,951,166
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	108,470	5,342,147
Chemed Corp. Hospice and palliative care services	2,398	582,762
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	77,415	3,612,184
HealthSouth Corp. Inpatient rehabilitative healthcare services	133,146	6,578,744
Tivity Health, Inc.(a) Health fitness solutions	82,371	3,010,660
Total		21,077,663
Health Care Technology 1.0%
Evolent Health, Inc., Class A(a),(b) Purpose-built platform enables providers to migrate their payment models	147,478	1,813,979
Medidata Solutions, Inc.(a) Hosted clinical development solutions	24,846	1,574,491
Total		3,388,470
Life Sciences Tools & Services 2.0%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	15,231	1,973,176
Cambrex Corp.(a) Products, services, and technologies for the Life Sciences and fine chemicals industry	90,067	4,323,216
Total		6,296,392
Pharmaceuticals 0.7%
Optinose, Inc.(a) Health care services	114,183	2,158,059
Total Health Care		91,392,379
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 10.9%
Building Products 0.8%
American Woodmark Corp.(a) Kitchen cabinets and vanities	19,391	2,525,678
Commercial Services & Supplies 3.6%
Brink’s Co. (The) Provides security services globally	62,255	4,899,469
Healthcare Services Group, Inc. Housekeeping, laundry, linen, facility maintenance, and food services	41,925	2,210,286
Knoll, Inc. Branded office furniture products and textiles	102,008	2,350,264
Unifirst Corp. Workplace uniforms and protective clothing	13,947	2,299,860
Total		11,759,879
Machinery 3.5%
Barnes Group, Inc. International industrial and aerospace manufacturer and service provider	59,966	3,794,049
ESCO Technologies, Inc. Engineered products and solutions	40,939	2,466,575
REV Group, Inc. Specialty vehicles and related aftermarket parts and services	68,936	2,242,488
Toro Co. (The) Turf equipment	40,574	2,646,642
Total		11,149,754
Professional Services 1.7%
ICF International, Inc.(a) Management, technology, policy consulting, and implementation services	53,183	2,792,107
Wageworks, Inc.(a) Tax-advantaged programs for consumer-directed health, commuter, and other employee spending account benefits	43,115	2,673,130
Total		5,465,237
Road & Rail 0.7%
Saia, Inc.(a) Trucking transportation	29,967	2,120,165
Trading Companies & Distributors 0.6%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	25,180	1,931,306
Total Industrials		34,952,019

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	61

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.2%
Electronic Equipment, Instruments & Components 1.0%
II-VI, Inc.(a) Optical and optoelectronic devices	69,183	3,248,142
Internet Software & Services 5.3%
Alarm.com Holdings, Inc.(a) Interactive security solutions	42,400	1,600,600
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	154,980	3,916,345
Apptio, Inc., Class A(a) Cloud-based business management solutions	97,414	2,291,177
LogMeIn, Inc. Remote connectivity services	24,532	2,808,914
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	116,768	3,347,738
MINDBODY, Inc., Class A(a) Business management software	49,300	1,501,185
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	46,334	1,707,408
Total		17,173,367
IT Services 4.0%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	39,658	1,832,596
Euronet Worldwide, Inc.(a) Electronic financial transaction solutions	42,644	3,593,610
MAXIMUS, Inc. Program management and consulting services to state and local governments	60,664	4,342,329
WNS Holdings Ltd., ADR(a) Business process outsourcing services	77,423	3,106,985
Total		12,875,520
Semiconductors & Semiconductor Equipment 6.2%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	34,921	2,356,469
Ambarella, Inc.(a) High definition video compression and image processing semiconductors	56,660	3,328,775
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	70,570	1,683,095
Cabot Microelectronics Corp. slurries used in chemical mechanical planarization	38,692	3,640,143
Common Stocks (continued)
Issuer	Shares	Value ($)
Inphi Corp.(a),(b) Analog semiconductor solutions	51,863	1,898,186
Monolithic Power Systems, Inc. Power management solutions	44,058	4,950,357
Semtech Corp.(a) Analog and mixed-signal semiconductors	60,321	2,062,978
Total		19,920,003
Software 3.7%
Aspen Technology, Inc.(a) Process optimization software, products and services	63,317	4,191,585
Blackline, Inc.(a) Develops and markets enterprise software	68,381	2,242,897
CyberArk Software Ltd.(a) IT security solutions	35,526	1,470,421
Qualys, Inc.(a) Information technology security risk and compliance management solutions	69,811	4,143,283
Total		12,048,186
Total Information Technology		65,265,218
Materials 1.7%
Chemicals 1.7%
Orion Engineered Carbons SA Global supplier of Carbon Black	130,987	3,353,267
Quaker Chemical Corp. Custom-formulated chemical specialty products	14,017	2,113,624
Total		5,466,891
Total Materials		5,466,891
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 1.4%
CoreCivic, Inc. Detention and corrections services	105,070	2,364,075
UMH Properties, Inc. Real estate investment trust	139,316	2,075,809
Total		4,439,884
Real Estate Management & Development 0.7%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	38,700	2,335,545
Total Real Estate		6,775,429
Total Common Stocks (Cost: $259,537,701)		325,708,913

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2017
Securities Lending Collateral 1.0%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	3,283,375	3,283,375
Total Securities Lending Collateral (Cost: $3,283,375)		3,283,375

Money Market Funds 0.3%

JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.090%(c)	1,029,679	1,029,679
Total Money Market Funds (Cost: $1,029,679)		1,029,679
Total Investments (Cost $263,850,755)		330,021,967
Obligation to Return Collateral for Securities Loaned		(3,283,375)
Other Assets & Liabilities, Net		(4,060,994)
Net Assets		$322,677,598
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $3,128,036.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	63

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	64,524,807	—	—	64,524,807
Consumer Staples	11,062,349	—	—	11,062,349
Energy	4,682,721	—	—	4,682,721
Financials	41,587,100	—	—	41,587,100
Health Care	91,392,379	—	—	91,392,379
Industrials	34,952,019	—	—	34,952,019
Information Technology	65,265,218	—	—	65,265,218
Materials	5,466,891	—	—	5,466,891
Real Estate	6,775,429	—	—	6,775,429
Total Common Stocks	325,708,913	—	—	325,708,913
Securities Lending Collateral	3,283,375	—	—	3,283,375
Money Market Funds	1,029,679	—	—	1,029,679
Total Investments	330,021,967	—	—	330,021,967
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 94.0%
Issuer	Shares	Value ($)
Australia 1.9%
Domino’s Pizza Enterprises Ltd.(a) Pizza delivery stores	70,000	2,544,218
Canada 4.3%
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	121,000	5,590,835
China 8.4%
China Medical System Holdings Ltd. Pharmaceutical and medical products	1,151,000	2,679,288
NetEase, Inc., ADR Internet technology company that develops applications, services and Internet technologies	15,600	5,383,092
New Oriental Education & Technology Group, Inc., ADR Educational services	30,600	2,876,400
Total		10,938,780
Denmark 3.9%
Novozymes AS, Class B Enzymes for industrial use	89,955	5,139,499
France 3.7%
Ipsen SA Medical drugs for targeted disease areas	18,000	2,150,442
Legrand SA Products and systems for electrical installations and information networks	35,000	2,695,641
Total		4,846,083
Germany 8.7%
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	33,500	5,986,275
Wirecard AG Internet payment and processing services	48,800	5,423,749
Total		11,410,024
India 3.1%
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	452,000	4,115,089
Ireland 1.6%
Ryanair Holdings PLC(b) Low fare passenger airline services	115,000	2,060,244
Italy 1.7%
Brembo SpA Braking systems and components	147,000	2,234,707
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 17.4%
Aeon Mall Co., Ltd. Large-scale shopping malls	178,600	3,488,182
FamilyMart UNY Holdings Co., Ltd. Chain of convenience stores	78,000	5,462,978
Hoya Corp. Electro-optics products	46,000	2,290,947
Recruit Holdings Co., Ltd. Information providing services in human resource, housing, bridal, travel, restaurants, beauty, automobiles, and education and more	104,200	2,587,282
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	151,200	2,367,847
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	129,000	2,582,621
Sony Financial Holdings, Inc. Financial holding company	224,500	3,967,726
Total		22,747,583
Mexico 2.0%
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	14,000	2,555,140
Netherlands 2.9%
Koninklijke Philips NV Health technology focused on improving people’s health	100,000	3,784,325
South Africa 4.5%
Naspers Ltd., Class N Electronic and print media industries	21,300	5,901,236
South Korea 2.1%
Korea Zinc Co. Ltd. Non-ferrous metal smelting	5,900	2,717,015
Sweden 6.5%
Hexagon AB, Class B Design, measurement and visualisation technologies	120,000	6,010,898
Trelleborg AB, Class B Manufactures and distributes industrial products	106,000	2,455,170
Total		8,466,068
Switzerland 4.7%
Partners Group Holding AG(a) Global private markets asset management firm	9,060	6,210,765
Taiwan 2.2%
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	21,000	2,818,859

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	65

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 14.4%
Ferguson PLC Bathroom materials, heating and plumbing supplies, and industrial pipes, valves, and fittings	50,000	3,588,198
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	164,286	2,791,410
Micro Focus International PLC Enterprise application management solutions	62,988	2,140,761
Rentokil Initial PLC Fully integrated facilities management and essential support services	593,000	2,540,511
Rightmove PLC Website that lists properties across Britain	43,800	2,658,035
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	28,000	2,116,933
WH Smith PLC Retails books, magazines, newspapers, and periodicals	93,930	2,976,457
Total		18,812,305
Total Common Stocks (Cost: $81,187,112)		122,892,775

Preferred Stocks 1.8%
Issuer	Coupon Rate	Shares	Value ($)
Germany 1.8%
Sartorius AG Precision electronic equipment and components	—	25,000	2,374,807
Total Preferred Stocks (Cost: $2,475,897)			2,374,807
Securities Lending Collateral 4.5%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	5,961,556	5,961,556
Total Securities Lending Collateral (Cost: $5,961,556)		5,961,556

Money Market Funds 4.0%

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(c)	5,227,646	5,227,646
Total Money Market Funds (Cost: $5,227,646)		5,227,646
Total Investments (Cost: $94,852,211)		136,456,784
Obligation to Return Collateral for Securities Loaned		(5,961,556)
Other Assets & Liabilities, Net		299,576
Net Assets		$130,794,804

Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $5,681,155.
(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2017
Fair value measurements  (continued)
¦
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,544,218	—	2,544,218
Canada	5,590,835	—	—	5,590,835
China	8,259,492	2,679,288	—	10,938,780
Denmark	—	5,139,499	—	5,139,499
France	—	4,846,083	—	4,846,083
Germany	—	11,410,024	—	11,410,024
India	—	4,115,089	—	4,115,089
Ireland	—	2,060,244	—	2,060,244
Italy	—	2,234,707	—	2,234,707
Japan	—	22,747,583	—	22,747,583
Mexico	2,555,140	—	—	2,555,140
Netherlands	—	3,784,325	—	3,784,325
South Africa	—	5,901,236	—	5,901,236
South Korea	—	2,717,015	—	2,717,015
Sweden	—	8,466,068	—	8,466,068
Switzerland	—	6,210,765	—	6,210,765
Taiwan	—	2,818,859	—	2,818,859
United Kingdom	—	18,812,305	—	18,812,305
Total Common Stocks	16,405,467	106,487,308	—	122,892,775
Preferred Stocks
Germany	—	2,374,807	—	2,374,807
Total Preferred Stocks	—	2,374,807	—	2,374,807
Securities Lending Collateral	5,961,556	—	—	5,961,556
Money Market Funds	5,227,646	—	—	5,227,646
Total Investments	27,594,669	108,862,115	—	136,456,784
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	67

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments
Columbia Acorn SelectSM, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 19.5%
Auto Components 5.0%
LCI Industries Recreational vehicles and equipment	119,566	15,543,580
Distributors 4.6%
LKQ Corp.(a) Automotive products and services	351,942	14,313,481
Hotels, Restaurants & Leisure 7.0%
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	128,246	7,195,883
Vail Resorts, Inc. Operates resorts globally	67,242	14,286,908
Total		21,482,791
Media 2.9%
Liberty Global PLC, Class A(a) Broadband, distribution, and content companies	250,140	8,965,018
Total Consumer Discretionary		60,304,870
Financials 15.4%
Banks 5.6%
SVB Financial Group(a) Holding company for Silicon Valley Bank	74,744	17,472,905
Capital Markets 6.9%
Eaton Vance Corp. Creates, markets, and manages mutual funds	230,547	13,000,545
Lazard Ltd., Class A Corporate Advisory & Asset Management	159,877	8,393,543
Total		21,394,088
Consumer Finance 2.9%
FirstCash, Inc. Owns and operates pawn stores	131,448	8,866,167
Total Financials		47,733,160
Health Care 17.3%
Biotechnology 2.5%
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	179,278	6,131,308
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	34,290	1,590,370
Total		7,721,678
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 9.4%
Align Technology, Inc.(a) Designs, manufactures, and markets the Invisalign System	31,403	6,977,433
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	124,500	10,557,600
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	303,132	11,579,642
Total		29,114,675
Health Care Providers & Services 5.4%
HealthSouth Corp. Inpatient rehabilitative healthcare services	337,823	16,691,834
Total Health Care		53,528,187
Industrials 24.6%
Machinery 17.5%
Middleby Corp. (The)(a) Equipment for use in cooking and preparing food	117,463	15,851,632
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	54,714	8,010,130
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	169,942	15,446,028
Snap-On, Inc. Tool and equipment solutions	84,463	14,721,901
Total		54,029,691
Road & Rail 7.1%
AMERCO Rental of trucks, trailers, and self storage space, as well as property and casualty and life insurance products	22,480	8,495,417
JB Hunt Transport Services, Inc. Logistics services	116,635	13,410,692
Total		21,906,109
Total Industrials		75,935,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	69

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 15.8%
Internet Software & Services 11.9%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	307,794	15,475,883
SPS Commerce, Inc.(a) On-demand supply chain management solutions through an online hosted software suite	157,214	7,639,028
VeriSign, Inc.(a) Domain names and Internet security services	120,009	13,733,830
Total		36,848,741
Software 3.9%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	80,999	11,954,642
Total Information Technology		48,803,383
Materials 2.9%
Chemicals 2.9%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	83,799	8,973,197
Total Materials		8,973,197
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
Education Realty Trust, Inc. Self-managed and self-advised real estate investment trust	244,432	8,535,565
Total Real Estate		8,535,565
Total Common Stocks (Cost: $221,147,909)		303,814,162

Money Market Funds 1.4%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.090%(b)	4,278,755	4,278,755
Total Money Market Funds (Cost: $4,278,755)		4,278,755
Total Investments (Cost $225,426,664)		308,092,917
Other Assets & Liabilities, Net		785,019
Net Assets		$308,877,936

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2017
Fair value measurements  (continued)
require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	60,304,870	—	—	60,304,870
Financials	47,733,160	—	—	47,733,160
Health Care	53,528,187	—	—	53,528,187
Industrials	75,935,800	—	—	75,935,800
Information Technology	48,803,383	—	—	48,803,383
Materials	8,973,197	—	—	8,973,197
Real Estate	8,535,565	—	—	8,535,565
Total Common Stocks	303,814,162	—	—	303,814,162
Money Market Funds	4,278,755	—	—	4,278,755
Total Investments	308,092,917	—	—	308,092,917
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	71

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 9.9%
Issuer	Shares	Value ($)
Dividend Income 2.0%
Columbia Dividend Income Fund, Institutional 3 Class(a)	759,793	17,034,557
Total Dividend Income		17,034,557
International Small Mid Cap 2.0%
Columbia Acorn International, Institutional 3 Class(a)	364,288	17,103,315
Total International Small Mid Cap		17,103,315
U.S. Large Cap 3.9%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	323,920	8,512,622
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class(a)	345,654	8,506,542
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	595,505	8,509,761
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	492,597	8,502,217
Total U.S. Large Cap		34,031,142
U.S. Mid Cap 1.0%
Columbia Acorn Select, Institutional 3 Class(a),(b)	487,249	8,492,758
Total U.S. Mid Cap		8,492,758
U.S. Small Mid Cap 1.0%
Columbia Acorn Fund, Institutional 3 Class(a),(b)	519,202	8,483,765
Total U.S. Small Mid Cap		8,483,765
Total Equity Funds (Cost: $58,776,497)		85,145,537

Fixed-Income Funds 89.8%
Issuer	Shares	Value ($)
High Yield 9.0%
Columbia Income Opportunities Fund, Institutional 3 Class(a)	7,774,323	77,276,769
Total High Yield		77,276,769
Investment Grade 80.8%
Columbia Short Term Bond Fund, Institutional 3 Class(a)	31,104,620	308,557,829
Columbia Total Return Bond Fund, Institutional 3 Class(a)	17,065,809	154,274,918
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	28,648,549	154,415,678
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	6,949,835	77,143,166
Total Investment Grades		694,391,591
Total Fixed-Income Funds (Cost: $769,274,585)		771,668,360

Money Market Funds 0.2%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.090%(c)	1,910,983	1,910,983
Total Money Market Funds (Cost: $1,910,983)		1,910,983
Total Investments (Cost $829,962,065)		858,724,880
Other Assets & Liabilities, Net		506,166
Net Assets		$859,231,046

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2017
Notes to Portfolio of Investments
(a)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended ended December 31, 2017, are as follows. The aggregate cost and value of these companies at December 31, 2017, was $828,051,082 and $856,813,897, respectively. Investments in affiliated companies represented 99.72% of the Fund’s total net assets at December 31, 2017.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Capital gain distributions — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Acorn Fund, Class I Shares
	704,294	—	(704,294) [1]	—	(25,299)	615,947	—	—	—
Columbia Acorn Fund, Institutional 3 Class
	—	1,589,226 [1]	(1,070,024)	519,202	492,242	(215,764)	—	2,179,061	8,483,765
Columbia Acorn International, Class I Shares
	587,054	—	(587,054) [1]	—	393,821	(3,095,669)	—	—	—
Columbia Acorn International, Institutional 3 Class
	—	1,214,232 [1]	(849,944)	364,288	3,245,980	5,736,859	568,852	888,555	17,103,315
Columbia Acorn Select, Class I Shares
	738,151	—	(738,151) [1]	—	94,331	(881,292)	—	—	—
Columbia Acorn Select, Institutional 3 Class
	—	1,669,063 [1]	(1,181,814)	487,249	370,313	1,528,227	—	2,039,185	8,492,758
Columbia Contrarian Core Fund, Class I Shares
	966,230	—	(966,230) [1]	—	428,650	(5,344,696)	—	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	1,060,193 [1]	(736,273)	323,920	3,575,513	4,406,187	90,131	406,133	8,512,622
Columbia Dividend Income Fund, Class I Shares
	1,141,969	5,458	(1,147,427) [1]	—	347,840	(5,811,199)	109,213	—	—
Columbia Dividend Income Fund, Institutional 3 Class
	—	2,520,730 [1]	(1,760,937)	759,793	2,485,043	7,258,830	402,219	453,609	17,034,557
Columbia Income Opportunities Fund, Class I Shares
	10,148,993	79,762	(10,228,755) [1]	—	125,579	(3,520,955)	1,094,168	—	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	11,195,847 [1]	(3,421,524)	7,774,323	966,822	3,913,900	2,948,826	—	77,276,769
Columbia Large Cap Enhanced Core Fund, Class I Shares
	483,277	—	(483,277) [1]	—	295,597	(5,100,344)	—	—	—
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class
	—	1,118,253 [1]	(772,599)	345,654	1,196,864	5,134,763	164,898	1,358,999	8,506,542
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	1,932,751	(1,337,246)	595,505	905,477	595,150	92,919	515,791	8,509,761
Columbia Select Large Cap Growth Fund, Class I Shares
	788,763	—	(788,763) [1]	—	285,040	(633,937)	—	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	—	1,609,785 [1]	(1,117,188)	492,597	1,030,048	1,924,787	—	1,590,732	8,502,217
Columbia Short Term Bond Fund, Class I Shares
	39,832,272	90,204	(39,922,476) [1]	—	(44,802)	(278,925)	1,260,302	—	—
Columbia Short Term Bond Fund, Institutional 3 Class
	—	43,265,618 [1]	(12,160,998)	31,104,620	(187,385)	(600,796)	3,953,466	—	308,557,829
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	73

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Capital gain distributions — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Total Return Bond Fund, Class I Shares
	22,201,461	102,335	(22,303,796) [1]	—	(228,265)	1,313,626	1,254,651	—	—
Columbia Total Return Bond Fund, Institutional 3 Class
	—	24,102,846 [1]	(7,037,037)	17,065,809	(240,036)	854,368	3,507,781	—	154,274,918
Columbia U.S. Government Mortgage Fund, Class I Shares
	36,866,439	145,269	(37,011,708) [1]	—	(294,353)	1,942,555	1,096,479	—	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	40,303,717 [1]	(11,655,168)	28,648,549	(190,063)	(578,083)	3,758,157	—	154,415,678
Columbia U.S. Treasury Index Fund, Class I Shares
	9,050,066	21,032	(9,071,098) [1]	—	(216,893)	2,482,972	324,653	—	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	9,726,791 [1]	(2,776,956)	6,949,835	(590,056)	(1,195,614)	950,267	—	77,143,166
Total of Affiliated Transactions					14,222,008	10,450,897	21,576,982	9,432,065	856,813,897

1	Includes the effect of underlying share class exchange.

(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Equity Funds	85,145,537	—	—	85,145,537
Fixed-Income Funds	771,668,360	—	—	771,668,360
Money Market Funds	1,910,983	—	—	1,910,983
Total Investments	858,724,880	—	—	858,724,880
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	75

Portfolio of Investments
Columbia Acorn Emerging Markets FundSM, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.8%
Issuer	Shares	Value ($)
Brazil 5.4%
Odontoprev SA Dental benefits company	407,000	1,952,118
Qualicorp SA Insurance and benefits packages	85,000	794,368
Raia Drogasil SA Chain of pharmaceutical stores	109,000	3,016,551
Total		5,763,037
Cambodia 3.3%
NagaCorp Ltd. Leisure and tourism company	4,514,000	3,486,248
Cayman Islands 9.9%
China Lodging Group Ltd. Chain of hotels	18,000	2,599,740
Netshoes Cayman Ltd.(a),(b) Online sports goods and apparel	78,358	619,028
Parade Technologies Ltd. Fabless semiconductor company	133,000	2,622,443
RYB Education, Inc., ADR(a),(b) Operates kindergarten and pre-schools	50,050	844,844
Silicon Motion Technology Corp., ADR Semiconductor products	41,799	2,213,675
Xiabuxiabu Catering Management China Holdings Co., Ltd. Chain of restaurants in China	814,000	1,639,909
Total		10,539,639
China 11.6%
51job, Inc., ADR(a) Integrated human resource services	41,912	2,550,345
58.Com, Inc., ADR(a) Local life service platform	25,893	1,853,162
China Medical System Holdings Ltd. Pharmaceutical and medical products	808,000	1,880,856
New Oriental Education & Technology Group, Inc., ADR Educational services	33,000	3,102,000
TravelSky Technology Ltd., Class H IT solutions for China’s air travel and tourism industries	970,000	2,899,589
Total		12,285,952
Egypt 1.0%
Commercial International Bank of Egypt Provides a range of financial services	237,000	1,031,434
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 5.4%
Value Partners Group Ltd. Independent, value oriented asset management group	2,382,000	2,524,870
Vitasoy International Holdings Ltd. Food and beverages	1,261,000	3,224,328
Total		5,749,198
India 12.7%
Care Ratings Ltd. Credit rating services	171,000	3,568,953
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	428,074	3,368,124
Havells India Ltd Manufactures electrical products	129,000	1,134,400
TVS Motor Co., Ltd. Motorcycles, mopeds and scooters	198,523	2,394,455
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	329,472	2,999,572
Total		13,465,504
Indonesia 5.8%
PT Link Net Tbk High-speed internet connection through fiber optic lines	4,150,000	1,683,892
PT Matahari Department Store Tbk Retail clothes, accessories, bags, shoes, cosmetics, household appliances, and management consulting services.	2,400,000	1,763,121
PT Media Nusantara Citra Tbk Integrated media company in Southeast Asia	10,000,000	947,116
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	3,800,000	1,795,574
Total		6,189,703
Mexico 4.7%
Grupo Aeroportuario del Centro Norte SAB de CV Operates international airports in the northern and central regions of Mexico	223,000	1,155,801
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	7,000	1,277,570
Qualitas Controladora SAB de CV Insurance holding company	1,390,000	2,566,861
Total		5,000,232

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 1.4%
D&L Industries, Inc. Customized raw materials	6,700,000	1,484,415
Russian Federation 1.2%
X5 Retail Group NV GDR, Registered Shares(a) Food retailer company	33,000	1,246,410
South Africa 7.1%
Clicks Group Ltd. Owns and operates chains of retail stores	93,687	1,371,552
Famous Brands Ltd.(a),(b) Food and beverage company	305,936	2,546,644
PSG Group Ltd. Diversified financial services	55,000	1,200,242
Rand Merchant Investment Holdings Ltd. Investment holding company	654,511	2,423,229
Total		7,541,667
South Korea 11.9%
GS Retail Co., Ltd. Chain of retail stores	63,100	2,373,784
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	34,515	2,659,836
Korea Investment Holdings Co., Ltd. Financial holding company	42,676	2,747,805
Korea Zinc Co. Ltd. Non-ferrous metal smelting	4,500	2,072,299
Modetour Network, Inc. Travel services	99,518	2,835,271
Total		12,688,995
Taiwan 7.2%
Basso Industry Corp. Pneumatic nailers and staplers	568,000	1,269,732
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	10,000	1,342,314
Silergy Corp. High performance analog integrated circuits	132,000	3,016,281
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	116,000	2,007,494
Total		7,635,821
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 5.6%
Beauty Community PCL Cosmetic and beauty products	2,760,000	1,761,522
Home Product Center PCL, Foreign Registered Shares Building materials and home improvement products	3,197,000	1,255,649
Samui Airport Property Fund Leasehold Closed-end property fund incorporated in Thailand	2,092,100	1,476,475
Tisco Financial Group PCL Bank holding company	550,000	1,493,556
Total		5,987,202
Turkey 2.6%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	178,000	2,758,871
Total Common Stocks (Cost: $78,018,490)		102,854,328

Securities Lending Collateral 1.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	1,505,875	1,505,875
Total Securities Lending Collateral (Cost: $1,505,875)		1,505,875

Money Market Funds 3.3%

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(c)	3,458,712	3,458,712
Total Money Market Funds (Cost: $3,458,712)		3,458,712
Total Investments (Cost: $82,983,077)		107,818,915
Obligation to Return Collateral for Securities Loaned		(1,505,875)
Other Assets & Liabilities, Net		(90,805)
Net Assets		$106,222,235

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	77

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $1,444,123.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Brazil	5,763,037	—	—	5,763,037
Cambodia	—	3,486,248	—	3,486,248
Cayman Islands	6,277,287	4,262,352	—	10,539,639
China	7,505,507	4,780,445	—	12,285,952
Egypt	—	1,031,434	—	1,031,434
Hong Kong	—	5,749,198	—	5,749,198
India	—	13,465,504	—	13,465,504
Indonesia	—	6,189,703	—	6,189,703
Mexico	5,000,232	—	—	5,000,232
Philippines	—	1,484,415	—	1,484,415
Russian Federation	—	1,246,410	—	1,246,410
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
South Africa	—	7,541,667	—	7,541,667
South Korea	—	12,688,995	—	12,688,995
Taiwan	—	7,635,821	—	7,635,821
Thailand	—	5,987,202	—	5,987,202
Turkey	—	2,758,871	—	2,758,871
Total Common Stocks	24,546,063	78,308,265	—	102,854,328
Securities Lending Collateral	1,505,875	—	—	1,505,875
Money Market Funds	3,458,712	—	—	3,458,712
Total Investments	29,510,650	78,308,265	—	107,818,915
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	79

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 94.9%
Issuer	Shares	Value ($)
Australia 0.9%
Domino’s Pizza Enterprises Ltd. Pizza delivery stores	26,236	953,573
Belgium 1.1%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	11,328	1,146,748
Denmark 4.7%
ALK-Abello AS Pharmaceuticals for allergy vaccinations	8,000	954,115
SimCorp AS Global provider of highly specialised software for the investment management industry	40,716	2,318,398
William Demant Holding AS(a) Hearing aids, audiometers, tympanometers, diagnostic instruments, and wireless communication equipment	56,417	1,577,570
Total		4,850,083
Finland 3.1%
Ahlstrom-Munksjo Oyj Industrial paper	66,959	1,459,791
Ahlstrom-Munksjo Oyj(b) Industrial paper	81,220	1,755,471
Total		3,215,262
France 3.1%
Akka Technologies High-technology engineering consulting services	28,468	1,581,484
Elior Group SA Provides catering, cleaning, and facility management services	38,012	785,609
Korian SA Healthcare facilities & medical establishments	22,124	781,631
Total		3,148,724
Germany 24.7%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	17,182	1,171,712
CTS Eventim AG & Co. KGaA Online ticket sales	50,642	2,354,429
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	19,672	1,108,116
Fielmann AG Prescription eyeglasses, specialty glasses, sunglasses, contact lenses, and optical supplies	21,878	1,927,101
Common Stocks (continued)
Issuer	Shares	Value ($)
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	17,396	3,108,574
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	39,719	3,553,265
Norma Group SE Plastic and metal-based components and systems in connecting technology	20,772	1,390,801
Rational AG Food preparation appliances/processors and kitchen accessories	3,563	2,292,139
Stroeer SE & Co. KGaA Digital multi-channel media company	37,274	2,746,498
Vapiano SE(a),(c) Chain of restaurants	70,299	2,045,444
Wirecard AG Internet payment and processing services	32,300	3,589,899
Total		25,287,978
Ireland 1.9%
UDG Healthcare PLC Commercialisation solutions for health care companies	167,169	1,903,183
Italy 3.9%
Brembo SpA Braking systems and components	164,845	2,505,989
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	18,549	1,508,957
Total		4,014,946
Luxembourg 2.6%
eDreams ODIGEO SA(a) Online travel company	460,388	2,634,930
Malta 3.7%
Kindred Group PLC Online gambling services	267,905	3,834,166
Netherlands 1.9%
Aalberts Industries NV Industrial services and flow control systems	37,735	1,919,489
Norway 2.7%
Atea ASA Nordic and Baltic supplier of IT infrastructure	160,172	2,253,169
XXL ASA Multi-sports retail store	49,387	511,277
Total		2,764,446

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 1.5%
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	192,983	1,516,656
Sweden 9.5%
Byggmax Group AB Discount provider of building materials	169,627	1,137,312
NetEnt AB Computer gaming software	251,342	1,731,153
Recipharm AB, B Shares(c) Contract development and manufacture of pharmaceuticals	87,952	1,058,778
Sectra AB, B Shares Medical and communication systems	109,397	2,293,802
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	64,982	1,440,154
Trelleborg AB, Class B Manufactures and distributes industrial products	90,761	2,102,204
Total		9,763,403
Switzerland 4.7%
Inficon Holding AG Vacuum instruments used to monitor and control production processes	3,625	2,263,649
Partners Group Holding AG(c) Global private markets asset management firm	3,779	2,590,561
Total		4,854,210
Turkey 1.6%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	105,919	1,641,668
United Kingdom 23.3%
Ascential PLC Media and consultancy services	294,357	1,526,646
Assura PLC Primary healthcare property group	1,564,565	1,349,823
Big Yellow Group PLC Self-storage company	111,007	1,303,173
Connect Group PLC Distribution of newspapers and magazines, and books	197,388	298,484
Croda International PLC Chemicals and chemical products	17,712	1,055,860
Domino’s Pizza Group PLC Pizza delivery stores	450,122	2,100,932
DS Smith PLC Provides corrugated packaging services	108,743	757,992
Common Stocks (continued)
Issuer	Shares	Value ($)
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	207,214	3,520,807
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	307,577	1,328,881
Intermediate Capital Group PLC Private equity firm	75,792	1,170,295
Polypipe Group PLC Plastic piping systems	191,479	1,016,522
Rentokil Initial PLC Fully integrated facilities management and essential support services	562,861	2,411,390
Rightmove PLC Website that lists properties across Britain	29,893	1,814,079
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	17,832	1,348,184
WH Smith PLC Retails books, magazines, newspapers, and periodicals	90,889	2,880,094
Total		23,883,162
Total Common Stocks (Cost: $74,521,269)		97,332,627

Preferred Stocks 1.3%
Issuer	Coupon Rate	Shares	Value ($)
Germany 1.3%
Sartorius AG Precision electronic equipment and components	—	14,034	1,333,122
Total Preferred Stocks (Cost: $1,384,144)			1,333,122

Securities Lending Collateral 2.8%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(d),(e)	2,892,531	2,892,531
Total Securities Lending Collateral (Cost: $2,892,531)		2,892,531

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	81

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2017
Money Market Funds 5.2%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(d)	5,272,202	5,272,202
Total Money Market Funds (Cost: $5,272,202)		5,272,202
Total Investments (Cost: $84,070,146)		106,830,482
Obligation to Return Collateral for Securities Loaned		(2,892,531)
Other Assets & Liabilities, Net		(1,380,528)
Net Assets		$102,557,423
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Security is traded on a Swedish exchange.
(c)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $2,762,415.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(e)	Investment made with cash collateral received from securities lending activity.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Acorn Family of Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	953,573	—	953,573
Belgium	—	1,146,748	—	1,146,748
Denmark	—	4,850,083	—	4,850,083
Finland	—	3,215,262	—	3,215,262
France	—	3,148,724	—	3,148,724
Germany	—	25,287,978	—	25,287,978
Ireland	—	1,903,183	—	1,903,183
Italy	—	4,014,946	—	4,014,946
Luxembourg	—	2,634,930	—	2,634,930
Malta	—	3,834,166	—	3,834,166
Netherlands	—	1,919,489	—	1,919,489
Norway	—	2,764,446	—	2,764,446
Spain	—	1,516,656	—	1,516,656
Sweden	—	9,763,403	—	9,763,403
Switzerland	—	4,854,210	—	4,854,210
Turkey	—	1,641,668	—	1,641,668
United Kingdom	—	23,883,162	—	23,883,162
Total Common Stocks	—	97,332,627	—	97,332,627
Preferred Stocks
Germany	—	1,333,122	—	1,333,122
Total Preferred Stocks	—	1,333,122	—	1,333,122
Securities Lending Collateral	2,892,531	—	—	2,892,531
Money Market Funds	5,272,202	—	—	5,272,202
Total Investments	8,164,733	98,665,749	—	106,830,482
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	83

Statement of Assets and Liabilities
December 31, 2017
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Assets
Investments in unaffiliated issuers, at cost	$3,343,839,258	$3,292,075,107	$263,850,755	$94,852,211
Investments in affiliated issuers, at cost	24,580,987	—	—	—
Investments in unaffiliated issuers, at value (including securities on loan: $35,927,492, 125,615,479, 3,128,036 and 5,681,155, respectively)	4,650,220,117	5,035,302,321	330,021,967	136,456,784
Investments in affiliated issuers, at value	23,079,229	—	—	—
Receivable for:
Investments sold	21,590,773	3,398,701	864,280	—
Capital shares sold	1,504,375	4,838,289	149,393	329,478
Regulatory settlements (Note 7)	—	—	—	33,279
Dividends	1,892,550	5,070,556	151,971	49,205
Securities lending income	25,078	24,368	2,475	224
Foreign tax reclaims	—	2,980,068	193	65,904
Expense reimbursement due from Investment Manager	—	—	—	474
Prepaid expenses	94,491	98,727	6,686	2,453
Trustees’ deferred compensation plan	3,203,749	1,577,980	311,456	—
Total assets	4,701,610,362	5,053,291,010	331,508,421	136,937,801
Liabilities
Due to custodian	277,081	—	—	—
Due upon return of securities on loan	37,208,360	131,643,758	3,283,375	5,961,556
Payable for:
Investments purchased	9,918,141	3,549,268	40,227	—
Capital shares purchased	11,907,502	8,358,000	5,095,481	54,818
Foreign capital gains taxes deferred	—	—	—	14,814
Investment advisory fee	85,941	103,083	8,346	3,186
Distribution and/or service fees	12,601	5,147	606	317
Transfer agent fees	423,757	471,114	28,368	11,810
Administration fees	6,038	6,328	426	168
Trustees’ fees	12,331	12,510	1,924	53,867
Compensation of chief compliance officer	7,229	7,506	801	174
Other expenses	373,916	574,912	59,813	42,287
Trustees’ deferred compensation plan	3,203,749	1,577,980	311,456	—
Other liabilities	—	21,401	—	—
Total liabilities	63,436,646	146,331,007	8,830,823	6,142,997
Net assets applicable to outstanding capital stock	$4,638,173,716	$4,906,960,003	$322,677,598	$130,794,804
Represented by
Paid in capital	3,137,690,010	3,041,875,892	246,699,051	95,755,312
Undistributed (excess of distributions over) net investment income	(2,220,754)	4,411,242	(254,453)	(53,622)
Accumulated net realized gain (loss)	197,825,359	117,314,526	10,061,788	(6,500,696)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,306,380,859	1,743,227,214	66,171,212	41,604,573
Investments - affiliated issuers	(1,501,758)	—	—	—
Foreign currency translations	—	131,129	—	4,051
Foreign capital gains tax	—	—	—	(14,814)
Total - representing net assets applicable to outstanding capital stock	$4,638,173,716	$4,906,960,003	$322,677,598	$130,794,804
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Class A
Net assets	$830,453,904	$465,829,790	$47,959,906	$26,335,763
Shares outstanding	64,264,622	10,016,089	3,842,664	911,546
Net asset value per share(a)	$12.92	$46.51	$12.48	$28.89
Maximum offering price per share(b)	$13.71	$49.35	$13.24	$30.65
Advisor Class(c)
Net assets	$38,587,545	$99,578,069	$16,354,747	$1,820,332
Shares outstanding	2,402,202	2,120,998	1,016,837	61,790
Net asset value per share(d)	$16.06	$46.95	$16.08	$29.46
Class C
Net assets	$246,449,676	$63,787,452	$9,802,468	$5,026,983
Shares outstanding	37,432,288	1,431,137	1,495,177	187,235
Net asset value per share(a)	$6.58	$44.57	$6.56	$26.85
Institutional Class(e)
Net assets	$3,407,214,054	$3,116,383,483	$189,408,217	$89,266,371
Shares outstanding	221,458,807	66,925,208	12,455,486	3,052,280
Net asset value per share(d)	$15.39	$46.57	$15.21	$29.25
Institutional 2 Class(f)
Net assets	$67,932,344	$422,916,456	$10,132,867	$613,805
Shares outstanding	4,193,532	9,086,725	625,210	20,846
Net asset value per share(d)	$16.20	$46.54	$16.21	$29.44
Institutional 3 Class(g)
Net assets	$47,536,193	$725,247,067	$49,019,393	$7,731,550
Shares outstanding	2,909,525	15,446,492	2,997,137	262,788
Net asset value per share(d)	$16.34	$46.95	$16.36	$29.42
Class R
Net assets	$—	$13,217,686	$—	$—
Shares outstanding	—	284,187	—	—
Net asset value per share(d)	$—	$46.51	$—	$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Redemption price per share is equal to net asset value.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	85

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Assets
Investments in unaffiliated issuers, at cost	$225,426,664	$1,910,983	$82,983,077	$84,070,146
Investments in affiliated issuers, at cost	—	828,051,082	—	—
Investments in unaffiliated issuers, at value (including securities on loan: $—, —, 1,444,123 and 2,762,415, respectively)	308,092,917	1,910,983	107,818,915	106,830,482
Investments in affiliated issuers, at value	—	856,813,897	—	—
Receivable for:
Investments sold	1,262,926	2,391,940	13	58,802
Capital shares sold	131,377	968,787	44,473	612,894
Dividends	184,971	1,638,418	180,675	59,462
Securities lending income	—	—	4,755	4,626
Foreign tax reclaims	—	—	10,776	80,242
Expense reimbursement due from Investment Manager	—	136	786	1,134
Prepaid expenses	6,163	18,312	2,027	1,703
Trustees’ deferred compensation plan	260,013	—	—	—
Other assets	—	—	—	2,739
Total assets	309,938,367	863,742,473	108,062,420	107,652,084
Liabilities
Due upon return of securities on loan	—	—	1,505,875	2,892,531
Payable for:
Investments purchased	—	1,638,418	31,867	1,989,431
Capital shares purchased	706,046	2,529,778	166,346	153,284
Foreign capital gains taxes deferred	—	—	33,847	—
Investment advisory fee	5,560	2,360	3,587	3,309
Distribution and/or service fees	1,354	8,657	657	603
Transfer agent fees	30,591	76,379	12,363	8,511
Administration fees	402	1,109	136	131
Trustees’ fees	811	171,456	34,560	8,180
Compensation of chief compliance officer	473	1,514	158	94
Other expenses	55,181	81,756	48,843	38,587
Trustees’ deferred compensation plan	260,013	—	—	—
Other liabilities	—	—	1,946	—
Total liabilities	1,060,431	4,511,427	1,840,185	5,094,661
Net assets applicable to outstanding capital stock	$308,877,936	$859,231,046	$106,222,235	$102,557,423
Represented by
Paid in capital	203,204,712	821,658,915	163,858,627	88,174,431
Undistributed (excess of distributions over) net investment income	(231,199)	731,622	(572,645)	(202,643)
Accumulated net realized gain (loss)	23,238,170	8,077,694	(81,866,145)	(8,177,711)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	82,666,253	—	24,835,838	22,760,336
Investments - affiliated issuers	—	28,762,815	—	—
Foreign currency translations	—	—	407	3,010
Foreign capital gains tax	—	—	(33,847)	—
Total - representing net assets applicable to outstanding capital stock	$308,877,936	$859,231,046	$106,222,235	$102,557,423
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A
Net assets	$106,329,974	$257,752,361	$33,982,215	$32,486,521
Shares outstanding	7,275,357	17,614,443	2,566,875	1,685,907
Net asset value per share(a)	$14.62	$14.63	$13.24	$19.27
Maximum offering price per share(b)	$15.51	$15.52	$14.05	$20.45
Advisor Class(c)
Net assets	$5,589,599	$16,226,545	$1,336,981	$2,942,394
Shares outstanding	325,249	1,118,814	99,932	151,958
Net asset value per share(d)	$17.19	$14.50	$13.38	$19.36
Class C
Net assets	$22,558,622	$250,783,960	$15,545,602	$13,965,075
Shares outstanding	2,351,967	17,019,023	1,187,827	730,421
Net asset value per share(a)	$9.59	$14.74	$13.09	$19.12
Institutional Class(e)
Net assets	$157,663,840	$320,483,190	$53,415,034	$48,965,011
Shares outstanding	9,530,372	22,215,139	4,017,934	2,541,227
Net asset value per share(d)	$16.54	$14.43	$13.29	$19.27
Institutional 2 Class(f)
Net assets	$1,734,914	$13,464,394	$1,030,171	$3,988,146
Shares outstanding	100,420	927,432	76,965	204,890
Net asset value per share(d)	$17.28	$14.52	$13.38	$19.46
Institutional 3 Class(g)
Net assets	$15,000,987	$520,596	$912,232	$210,276
Shares outstanding	860,446	35,914	68,726	10,970
Net asset value per share(d)	$17.43	$14.50	$13.27	$19.17

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Redemption price per share is equal to net asset value.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	87

Statement of Operations
Year Ended December 31, 2017
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Net investment income
Income:
Dividends — unaffiliated issuers	$42,132,788	$96,832,015	$3,973,872	$1,919,026
Income from securities lending — net	3,183,634	1,619,814	452,239	30,101
Foreign taxes withheld	(38,556)	(9,208,984)	(30,468)	(216,850)
Total income	45,277,866	89,242,845	4,395,643	1,732,277
Expenses:
Investment advisory fee	31,741,253	37,729,491	4,463,500	1,035,732
Distribution and/or service fees
Class A	2,162,306	1,265,450	149,631	55,225
Class B(a)	—	1,526	—	—
Class C	2,729,135	642,236	111,462	46,893
Class R	—	53,251	—	—
Transfer agent fees
Class A	691,048	533,170	86,521	29,491
Advisor Class(b)	29,223	105,644	18,885	1,953
Class B(a)	—	211	—	—
Class C	216,635	66,069	16,241	6,243
Institutional Class(c)	2,769,995	3,571,183	504,951	114,128
Institutional 2 Class(d)	30,615	207,834	4,558	318
Institutional 3 Class(e)	68	240	19	12
Class R	—	11,213	—	—
Administration fees	2,222,205	2,306,975	231,229	54,465
Trustees’ fees	456,449	469,502	53,543	10,557
Custodian fees	43,104	763,192	14,100	22,244
Printing and postage fees	339,797	432,591	51,437	30,411
Registration fees	114,121	145,350	90,801	90,337
Audit fees	124,798	177,306	42,158	55,237
Legal fees	875,736	898,537	97,685	21,333
Compensation of chief compliance officer	14,750	14,432	1,838	321
Other	255,539	331,837	46,942	25,670
Total expenses	44,816,777	49,727,240	5,985,501	1,600,570
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	—	(165,619)
Fees waived by transfer agent
Class A	(103,938)	(141,368)	(3,418)	—
Advisor Class(b)	(4,529)	(4,348)	(1,276)	—
Class B(a)	—	(211)	—	—
Class C	(31,581)	(9,193)	(751)	—
Institutional Class(c)	(422,922)	(151,535)	(8,865)	—
Institutional 2 Class(d)	(4,859)	(17,538)	(120)	(56)
Institutional 3 Class(e)	(68)	(240)	(19)	(12)
Class R	—	(515)	—	—
Expense reduction	(10,206)	(10,492)	(1,720)	(816)
Total net expenses	44,238,674	49,391,800	5,969,332	1,434,067
Net investment income (loss)	1,039,192	39,851,045	(1,573,689)	298,210
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$1,178,101,659	$452,786,613	$212,473,392	$8,209,957
Investments — affiliated issuers	(1,002,159)	—	—	—
Foreign currency translations	5,907	(897,730)	—	(17,399)
Futures contracts	(846,958)	—	(111,277)	—
Net realized gain	1,176,258,449	451,888,883	212,362,115	8,192,558
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(106,824,734)	879,901,697	(119,147,241)	26,154,093
Investments — affiliated issuers	(3,247,118)	—	—	—
Foreign currency translations	—	446,749	—	10,577
Foreign capital gains tax	—	—	—	(3,652)
Net change in unrealized appreciation (depreciation)	(110,071,852)	880,348,446	(119,147,241)	26,161,018
Net realized and unrealized gain	1,066,186,597	1,332,237,329	93,214,874	34,353,576
Net increase in net assets resulting from operations	$1,067,225,789	$1,372,088,374	$91,641,185	$34,651,786

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	89

Statement of Operations  (continued)
Year Ended December 31, 2017
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM(a)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,954,990	$16,841	$1,860,453	$1,431,772
Dividends — affiliated issuers	—	21,576,982	—	—
Interest	—	—	—	167
Income from securities lending — net	5,639	—	13,164	52,695
Foreign taxes withheld	—	—	(165,183)	(127,115)
Total income	2,960,629	21,593,823	1,708,434	1,357,519
Expenses:
Investment advisory fee	2,640,268	977,373	1,288,662	800,001
Distribution and/or service fees
Class A	274,273	770,365	89,673	58,156
Class C	241,033	2,944,899	155,232	101,990
Transfer agent fees
Class A	137,636	247,759	51,008	25,912
Advisor Class(b)	2,738	12,303	1,704	999
Class C	30,029	238,192	21,913	11,281
Institutional Class(c)	195,117	283,129	70,476	33,801
Institutional 2 Class(d)	789	7,052	567	1,389
Institutional 3 Class(e)	10	28	13	15
Administration fees	145,346	457,272	48,634	31,480
Trustees’ fees	30,017	98,928	9,991	5,394
Custodian fees	4,238	2,652	80,656	37,385
Printing and postage fees	57,676	97,569	28,663	20,436
Registration fees	88,630	110,901	88,190	82,208
Audit fees	41,801	23,768	60,559	40,820
Legal fees	58,111	187,361	18,698	11,602
Compensation of chief compliance officer	950	3,180	313	161
Other	34,837	62,668	32,490	33,574
Total expenses	3,983,499	6,525,399	2,047,442	1,296,604
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(621,240)	(367,668)	(314,962)	(257,322)
Fees waived by transfer agent
Class A	(16,920)	—	—	—
Advisor Class(b)	(437)	—	—	—
Class C	(3,522)	—	—	—
Institutional Class(c)	(25,172)	—	—	—
Institutional 2 Class(d)	(114)	(778)	(99)	(197)
Institutional 3 Class(e)	(10)	(28)	(13)	(15)
Expense reduction	(1,847)	(680)	(80)	(20)
Total net expenses	3,314,237	6,156,245	1,732,288	1,039,050
Net investment income (loss)	(353,608)	15,437,578	(23,854)	318,469
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM(a)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$40,516,594	$—	$5,008,488	$2,108,520
Investments — affiliated issuers	—	14,222,008	—	—
Capital gain distributions from underlying affiliated funds	—	9,432,065	—	—
Foreign currency translations	—	—	(49,155)	4,917
Net realized gain	40,516,594	23,654,073	4,959,333	2,113,437
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	32,742,921	—	26,106,868	17,434,649
Investments — affiliated issuers	—	10,450,897	—	—
Foreign currency translations	—	—	106	8,899
Foreign capital gains tax	—	—	(25,658)	—
Net change in unrealized appreciation (depreciation)	32,742,921	10,450,897	26,081,316	17,443,548
Net realized and unrealized gain	73,259,515	34,104,970	31,040,649	19,556,985
Net increase in net assets resulting from operations	$72,905,907	$49,542,548	$31,016,795	$19,875,454

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	91

Statement of Changes in Net Assets
	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$1,039,192	$(2,693,471)	$39,851,045	$63,212,029
Net realized gain (loss)	1,176,258,449	1,510,848,459	451,888,883	(14,787,593)
Net change in unrealized appreciation (depreciation)	(110,071,852)	(1,031,158,606)	880,348,446	(171,914,114)
Net increase (decrease) in net assets resulting from operations	1,067,225,789	476,996,382	1,372,088,374	(123,489,678)
Distributions to shareholders
Net investment income
Class A	—	—	(7,118,778)	(2,294,349)
Advisor Class(a)	—	—	(1,687,012)	(643,271)
Class B(b)	—	—	(2,069)	—
Class C	—	—	(387,660)	—
Class I(c)	—	—	—	(250,719)
Institutional Class(d)	—	—	(57,030,081)	(22,632,732)
Institutional 2 Class(e)	—	—	(7,070,007)	(2,042,254)
Institutional 3 Class(f)	—	—	(8,860,457)	(1,616,789)
Class R	—	—	(149,105)	(1,758)
Net realized gains
Class A	(198,597,993)	(355,213,879)	(23,914,812)	(4,791,671)
Advisor Class(a)	(7,546,403)	(10,648,130)	(5,256,918)	(3,192,056)
Class B(b)	—	—	—	(6,422)
Class C	(98,221,494)	(162,765,900)	(3,412,394)	(553,766)
Class I(c)	—	(6,394,000)	—	(367,390)
Institutional Class(d)	(708,224,553)	(1,202,301,687)	(160,560,346)	(27,548,483)
Institutional 2 Class(e)	(13,004,610)	(15,236,759)	(21,942,004)	(2,010,528)
Institutional 3 Class(f)	(11,007,435)	(25,706,160)	(35,892,439)	(1,662,627)
Class R	—	—	(676,321)	(30,861)
Total distributions to shareholders	(1,036,602,488)	(1,778,266,515)	(333,960,403)	(69,645,676)
Decrease in net assets from capital stock activity	(221,183,341)	(1,063,279,983)	(784,106,134)	(1,887,104,246)
Total increase (decrease) in net assets	(190,560,040)	(2,364,550,116)	254,021,837	(2,080,239,600)
Net assets at beginning of year	4,828,733,756	7,193,283,872	4,652,938,166	6,733,177,766
Net assets at end of year	$4,638,173,716	$4,828,733,756	$4,906,960,003	$4,652,938,166
Undistributed (excess of distributions over) net investment income	$(2,220,754)	$(3,783,993)	$4,411,242	$30,644,829

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®		Columbia Acorn International SelectSM
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$(1,573,689)	$(2,585,435)	$298,210	$727,712
Net realized gain	212,362,115	173,306,331	8,192,558	406,852
Net change in unrealized appreciation (depreciation)	(119,147,241)	(116,920,216)	26,161,018	(727,228)
Net increase in net assets resulting from operations	91,641,185	53,800,680	34,651,786	407,336
Distributions to shareholders
Net investment income
Class A	—	—	(9,521)	(128,440)
Advisor Class(a)	—	—	(4,562)	(10,361)
Class I(b)	—	—	—	(21)
Institutional Class(c)	—	—	(228,058)	(688,337)
Institutional 2 Class(d)	—	—	(1,921)	(4,257)
Institutional 3 Class(e)	—	—	(26,734)	(3,239)
Net realized gains
Class A	(15,531,538)	(32,380,146)	—	—
Advisor Class(a)	(4,118,797)	(2,636,761)	—	—
Class C	(4,827,537)	(6,855,670)	—	—
Class I(b)	—	(535)	—	—
Institutional Class(c)	(61,910,319)	(176,812,357)	—	—
Institutional 2 Class(d)	(3,183,971)	(6,082,950)	—	—
Institutional 3 Class(e)	(12,346,845)	(13,772,136)	—	—
Return of capital
Class A	—	—	—	(21,491)
Advisor Class(a)	—	—	—	(1,231)
Class I(b)	—	—	—	(2)
Institutional Class(c)	—	—	—	(79,155)
Institutional 2 Class(d)	—	—	—	(474)
Institutional 3 Class(e)	—	—	—	(333)
Total distributions to shareholders	(101,919,007)	(238,540,555)	(270,796)	(937,341)
Decrease in net assets from capital stock activity	(310,665,005)	(129,621,627)	(3,597,759)	(38,779,298)
Total increase (decrease) in net assets	(320,942,827)	(314,361,502)	30,783,231	(39,309,303)
Net assets at beginning of year	643,620,425	957,981,927	100,011,573	139,320,876
Net assets at end of year	$322,677,598	$643,620,425	$130,794,804	$100,011,573
Excess of distributions over net investment income	$(254,453)	$(324,258)	$(53,622)	$(76,287)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	93

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM		Columbia Thermostat FundSM
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$(353,608)	$(636,264)	$15,437,578	$13,815,474
Net realized gain	40,516,594	51,359,334	23,654,073	6,455,376
Net change in unrealized appreciation (depreciation)	32,742,921	(13,696,714)	10,450,897	27,501,996
Net increase in net assets resulting from operations	72,905,907	37,026,356	49,542,548	47,772,846
Distributions to shareholders
Net investment income
Class A	—	—	(9,278,829)	(2,065,216)
Advisor Class(a)	—	—	(559,209)	(116,893)
Class C	—	—	(5,769,999)	(1,254,586)
Institutional Class(b)	—	—	(12,343,315)	(2,661,104)
Institutional 2 Class(c)	—	—	(468,756)	(93,729)
Institutional 3 Class(d)	—	—	(17,424)	(3,227)
Net realized gains
Class A	(13,531,635)	(20,956,929)	(3,927,704)	(7,330,165)
Advisor Class(a)	(268,631)	(137,648)	(231,441)	(270,622)
Class C	(4,068,306)	(6,613,573)	(3,875,776)	(6,807,442)
Class I(e)	—	(3,413,863)	—	—
Institutional Class(b)	(17,384,449)	(23,230,145)	(4,913,074)	(6,421,250)
Institutional 2 Class(c)	(135,711)	(169,378)	(192,959)	(227,023)
Institutional 3 Class(d)	(2,568,205)	(675,691)	(7,159)	(6,939)
Total distributions to shareholders	(37,956,937)	(55,197,227)	(41,585,645)	(27,258,196)
Decrease in net assets from capital stock activity	(34,460,018)	(72,642,815)	(256,152,474)	(15,113,859)
Total increase (decrease) in net assets	488,952	(90,813,686)	(248,195,571)	5,400,791
Net assets at beginning of year	308,388,984	399,202,670	1,107,426,617	1,102,025,826
Net assets at end of year	$308,877,936	$308,388,984	$859,231,046	$1,107,426,617
Undistributed (excess of distributions over) net investment income	$(231,199)	$(319,341)	$731,622	$13,506,415

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(c)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(e)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017 (a)	Year Ended December 31, 2016
Operations
Net investment income (loss)	$(23,854)	$(284,926)	$318,469	$590,637
Net realized gain (loss)	4,959,333	(45,598,080)	2,113,437	(4,579,308)
Net change in unrealized appreciation (depreciation)	26,081,316	36,302,688	17,443,548	1,960,685
Net increase (decrease) in net assets resulting from operations	31,016,795	(9,580,318)	19,875,454	(2,027,986)
Distributions to shareholders
Net investment income
Class A	—	(194,500)	(276,319)	(259,174)
Advisor Class(b)	—	(9,157)	(26,878)	(4,237)
Class C	—	—	(21,994)	(14,070)
Class I(c)	—	(15)	—	(29)
Institutional Class(d)	—	(333,824)	(555,415)	(127,499)
Institutional 2 Class(e)	—	(6,632)	(51,520)	(14,327)
Institutional 3 Class(f)	—	(14)	(2,414)	—
Return of capital
Class A	—	(199,268)	—	—
Advisor Class(b)	—	(5,302)	—	—
Class I(c)	—	(8)	—	—
Institutional Class(d)	—	(196,472)	—	—
Institutional 2 Class(e)	—	(3,262)	—	—
Institutional 3 Class(f)	—	(7)	—	—
Total distributions to shareholders	—	(948,461)	(934,540)	(419,336)
Increase (decrease) in net assets from capital stock activity	(30,554,959)	(159,031,334)	37,264,196	(13,086,756)
Total increase (decrease) in net assets	461,836	(169,560,113)	56,205,110	(15,534,078)
Net assets at beginning of year	105,760,399	275,320,512	46,352,313	61,886,391
Net assets at end of year	$106,222,235	$105,760,399	$102,557,423	$46,352,313
Undistributed (excess of distributions over) net investment income	$(572,645)	$(1,216,803)	$(202,643)	$55,698

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	95

Statement of Changes in Net Assets   (continued)
	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions	5,214,954	73,286,260	4,853,520	75,803,085	1,610,233	69,246,137	1,974,708	75,655,038
Distributions reinvested	13,895,471	179,901,741	22,814,791	328,819,766	650,590	29,823,976	175,532	6,887,710
Redemptions	(24,594,980)	(349,452,663)	(36,704,218)	(594,559,320)	(7,526,663)	(320,009,215)	(7,659,549)	(295,352,503)
Net decrease	(5,484,555)	(96,264,662)	(9,035,907)	(189,936,469)	(5,265,840)	(220,939,102)	(5,509,309)	(212,809,755)
Advisor Class(b)
Subscriptions	1,188,440	20,475,315	495,492	9,093,680	507,657	22,001,991	2,310,115	89,193,756
Distributions reinvested	404,423	6,463,098	568,047	9,572,736	149,964	6,941,523	95,799	3,833,333
Redemptions	(1,298,639)	(22,111,783)	(1,492,520)	(27,409,512)	(1,218,557)	(52,979,195)	(12,076,499)	(488,580,771)
Net increase (decrease)	294,224	4,826,630	(428,981)	(8,743,096)	(560,936)	(24,035,681)	(9,670,585)	(395,553,682)
Class B(a)
Distributions reinvested	—	—	—	—	48	2,052	166	6,407
Redemptions	—	—	(93,870)	(1,194,420)	(13,438)	(556,263)	(29,829)	(1,084,349)
Net decrease	—	—	(93,870)	(1,194,420)	(13,390)	(554,211)	(29,663)	(1,077,942)
Class C
Subscriptions	1,151,804	9,081,597	2,850,481	28,830,261	90,241	3,793,139	88,146	3,250,023
Distributions reinvested	14,018,509	94,772,247	15,224,608	142,292,662	83,543	3,674,876	12,938	497,985
Redemptions	(13,966,397)	(120,313,372)	(16,527,105)	(189,293,788)	(526,608)	(21,906,351)	(670,819)	(24,917,914)
Net increase (decrease)	1,203,916	(16,459,528)	1,547,984	(18,170,865)	(352,824)	(14,438,336)	(569,735)	(21,169,906)
Class I(c)
Subscriptions	—	—	2,241,456	40,012,558	—	—	2,023,643	76,814,214
Distributions reinvested	—	—	384,162	6,393,601	—	—	15,790	618,080
Redemptions	(704,360)	(11,413,339)	(3,318,699)	(60,309,700)	(587,108)	(24,144,151)	(2,841,410)	(108,946,434)
Net decrease	(704,360)	(11,413,339)	(693,081)	(13,903,541)	(587,108)	(24,144,151)	(801,977)	(31,514,140)
Institutional Class(d)
Subscriptions	11,660,704	189,841,275	12,510,656	225,203,283	7,013,514	296,426,276	10,938,039	423,737,709
Distributions reinvested	41,736,204	640,071,038	65,323,103	1,066,953,832	3,676,468	168,682,272	1,012,550	39,453,071
Redemptions	(55,995,598)	(919,152,154)	(115,579,393)	(2,071,442,868)	(32,696,730)	(1,462,774,955)	(41,785,744)	(1,603,157,736)
Net decrease	(2,598,690)	(89,239,841)	(37,745,634)	(779,285,753)	(22,006,748)	(997,666,407)	(29,835,155)	(1,139,966,956)
Institutional 2 Class(e)
Subscriptions	1,892,132	34,420,349	904,623	16,475,579	4,209,934	183,599,629	2,366,752	90,215,384
Distributions reinvested	809,341	13,002,370	896,900	15,226,488	525,236	24,092,915	103,055	4,001,510
Redemptions	(1,361,035)	(23,541,410)	(2,784,189)	(50,798,909)	(3,251,747)	(145,206,557)	(3,057,775)	(116,417,523)
Net increase (decrease)	1,340,438	23,881,309	(982,666)	(19,096,842)	1,483,423	62,485,987	(587,968)	(22,200,629)
Institutional 3 Class(c),(f)
Subscriptions	3,152,141	55,149,044	631,619	11,532,036	14,596,689	678,353,931	1,867,415	72,910,693
Distributions reinvested	669,887	11,007,435	1,502,317	25,706,160	964,050	44,705,035	83,697	3,278,372
Redemptions	(5,871,346)	(102,670,389)	(3,702,598)	(70,187,193)	(6,419,328)	(294,475,318)	(3,723,583)	(138,860,801)
Net increase (decrease)	(2,049,318)	(36,513,910)	(1,568,662)	(32,948,997)	9,141,411	428,583,648	(1,772,471)	(62,671,736)
Class R
Subscriptions	—	—	—	—	247,904	10,356,515	42,672	1,642,911
Distributions reinvested	—	—	—	—	17,022	780,530	704	28,080
Redemptions	—	—	—	—	(103,693)	(4,534,926)	(46,971)	(1,810,491)
Net increase (decrease)	—	—	—	—	161,233	6,602,119	(3,595)	(139,500)
Total net decrease	(7,998,345)	(221,183,341)	(49,000,817)	(1,063,279,983)	(18,000,779)	(784,106,134)	(48,780,458)	(1,887,104,246)

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	97

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®				Columbia Acorn International SelectSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	488,025	7,442,932	570,239	10,137,511	433,475	11,022,848	144,898	3,073,366
Distributions reinvested	1,137,099	14,397,674	1,919,989	30,640,598	318	9,147	6,931	145,542
Redemptions	(3,181,282)	(49,739,118)	(1,785,208)	(32,134,125)	(466,338)	(11,345,132)	(791,209)	(16,621,178)
Net increase (decrease)	(1,556,158)	(27,898,512)	705,020	8,643,984	(32,545)	(313,137)	(639,380)	(13,402,270)
Advisor Class(a)
Subscriptions	591,993	11,469,434	182,950	4,045,095	22,202	594,789	37,828	786,212
Distributions reinvested	255,091	4,118,796	139,452	2,636,761	156	4,554	541	11,569
Redemptions	(174,410)	(3,344,051)	(338,183)	(6,985,619)	(11,360)	(303,363)	(28,908)	(628,248)
Net increase (decrease)	672,674	12,244,179	(15,781)	(303,763)	10,998	295,980	9,461	169,533
Class B
Redemptions	—	—	(1,541)	(21,538)	—	—	(984)	(18,165)
Net decrease	—	—	(1,541)	(21,538)	—	—	(984)	(18,165)
Class C
Subscriptions	99,275	974,077	117,283	1,391,102	27,511	676,101	14,021	278,937
Distributions reinvested	703,494	4,761,201	573,317	6,404,572	—	—	—	—
Redemptions	(510,499)	(5,076,159)	(566,118)	(7,483,741)	(57,659)	(1,371,955)	(66,643)	(1,312,570)
Net increase (decrease)	292,270	659,119	124,482	311,933	(30,148)	(695,854)	(52,622)	(1,033,633)
Class I(b)
Redemptions	(70)	(1,266)	—	—	(92)	(2,211)	—	—
Net decrease	(70)	(1,266)	—	—	(92)	(2,211)	—	—
Institutional Class(c)
Subscriptions	1,272,209	22,899,278	2,044,441	42,076,329	632,322	15,614,831	496,718	10,632,273
Distributions reinvested	3,701,495	58,121,333	9,206,155	166,971,786	5,869	170,675	25,779	547,806
Redemptions	(21,166,533)	(389,628,621)	(17,240,685)	(343,518,307)	(992,393)	(25,627,432)	(1,578,100)	(33,618,763)
Net decrease	(16,192,829)	(308,608,010)	(5,990,089)	(134,470,192)	(354,202)	(9,841,926)	(1,055,603)	(22,438,684)
Institutional 2 Class(d)
Subscriptions	494,678	10,218,003	204,798	4,201,531	6,125	155,951	6,007	129,000
Distributions reinvested	194,941	3,183,608	314,491	6,082,419	65	1,913	220	4,710
Redemptions	(828,227)	(15,512,332)	(939,630)	(19,229,210)	(5,576)	(139,156)	(90,410)	(1,874,479)
Net increase (decrease)	(138,608)	(2,110,721)	(420,341)	(8,945,260)	614	18,708	(84,183)	(1,740,769)
Institutional 3 Class(b),(e)
Subscriptions	540,484	10,276,457	160,115	3,363,597	268,318	7,467,361	9,194	207,948
Distributions reinvested	694,408	11,402,230	722,739	13,771,606	914	26,725	166	3,550
Redemptions	(340,563)	(6,628,481)	(591,947)	(11,971,994)	(21,261)	(553,405)	(24,953)	(526,808)
Net increase (decrease)	894,329	15,050,206	290,907	5,163,209	247,971	6,940,681	(15,593)	(315,310)
Total net decrease	(16,028,392)	(310,665,005)	(5,307,343)	(129,621,627)	(157,404)	(3,597,759)	(1,838,904)	(38,779,298)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Acorn Family of Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM				Columbia Thermostat FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	831,684	11,552,003	504,342	6,690,492	1,609,689	23,841,063	8,041,017	116,448,340
Distributions reinvested	859,784	11,678,407	1,437,616	19,010,001	840,860	12,338,875	598,148	8,686,416
Redemptions	(3,504,699)	(48,437,824)	(3,388,242)	(45,317,466)	(12,154,415)	(179,914,818)	(8,433,395)	(122,528,839)
Net increase (decrease)	(1,813,231)	(25,207,414)	(1,446,284)	(19,616,973)	(9,703,866)	(143,734,880)	205,770	2,605,917
Advisor Class(a)
Subscriptions	297,546	4,898,165	20,875	314,488	565,162	8,354,290	628,375	9,077,683
Distributions reinvested	16,388	268,631	9,104	137,648	54,380	790,505	26,865	387,442
Redemptions	(45,047)	(730,797)	(32,975)	(491,350)	(582,985)	(8,576,681)	(803,020)	(11,457,488)
Net increase (decrease)	268,887	4,435,999	(2,996)	(39,214)	36,557	568,114	(147,780)	(1,992,363)
Class B
Redemptions	—	—	(26,947)	(277,346)	—	—	(20,546)	(294,082)
Net decrease	—	—	(26,947)	(277,346)	—	—	(20,546)	(294,082)
Class C
Subscriptions	86,931	825,976	247,884	2,349,868	1,107,876	16,440,929	3,516,437	51,108,804
Distributions reinvested	428,882	3,895,445	573,270	5,430,627	536,248	7,916,684	433,622	6,322,208
Redemptions	(1,148,372)	(11,025,586)	(1,129,045)	(11,022,448)	(7,807,143)	(116,029,441)	(6,071,444)	(88,504,045)
Net decrease	(632,559)	(6,304,165)	(307,891)	(3,241,953)	(6,163,019)	(91,671,828)	(2,121,385)	(31,073,033)
Class I(b)
Subscriptions	—	—	2,747,662	39,487,939	—	—	—	—
Distributions reinvested	—	—	231,745	3,413,645	—	—	—	—
Redemptions	(738,244)	(11,402,065)	(3,993,682)	(59,895,103)	—	—	—	—
Net decrease	(738,244)	(11,402,065)	(1,014,275)	(16,993,519)	—	—	—	—
Institutional Class(c)
Subscriptions	1,381,191	21,252,498	573,558	8,420,465	8,573,428	125,070,056	7,615,049	109,081,660
Distributions reinvested	1,040,184	15,939,038	1,406,945	20,616,589	844,055	12,217,159	426,415	6,116,187
Redemptions	(2,758,485)	(43,032,113)	(4,164,970)	(61,166,990)	(10,927,093)	(160,162,349)	(7,344,820)	(105,190,921)
Net increase (decrease)	(337,110)	(5,840,577)	(2,184,467)	(32,129,936)	(1,509,610)	(22,875,134)	696,644	10,006,926
Institutional 2 Class(d)
Subscriptions	61,419	987,353	34,905	518,997	385,136	5,673,263	641,667	9,116,272
Distributions reinvested	8,423	135,545	11,146	169,161	45,470	661,715	22,173	319,988
Redemptions	(37,575)	(614,799)	(35,794)	(532,564)	(333,143)	(4,893,764)	(264,332)	(3,843,375)
Net increase	32,267	508,099	10,257	155,594	97,463	1,441,214	399,508	5,592,885
Institutional 3 Class(b),(e)
Subscriptions	1,808,898	29,600,372	86,025	1,305,072	36,425	537,605	4,847	70,136
Distributions reinvested	161,019	2,568,039	44,223	675,474	1,683	24,446	701	10,096
Redemptions	(1,396,136)	(22,818,306)	(162,905)	(2,480,014)	(29,767)	(442,011)	(2,796)	(40,341)
Net increase (decrease)	573,781	9,350,105	(32,657)	(499,468)	8,341	120,040	2,752	39,891
Total net decrease	(2,646,209)	(34,460,018)	(5,005,260)	(72,642,815)	(17,234,134)	(256,152,474)	(985,037)	(15,113,859)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2017	99

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM				Columbia Acorn European FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017 (a)		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	441,162	5,127,794	511,014	5,151,768	1,140,391	20,187,059	614,988	8,800,628
Distributions reinvested	—	—	38,980	390,579	14,776	276,319	18,095	259,128
Redemptions	(2,868,148)	(31,102,071)	(4,201,955)	(43,044,856)	(1,330,219)	(21,179,443)	(1,508,418)	(21,629,960)
Net decrease	(2,426,986)	(25,974,277)	(3,651,961)	(37,502,509)	(175,052)	(716,065)	(875,335)	(12,570,204)
Advisor Class(b)
Subscriptions	47,248	568,561	48,605	497,849	126,977	2,378,990	6,570	97,107
Distributions reinvested	—	—	1,429	14,438	1,412	26,840	296	4,213
Redemptions	(78,974)	(905,107)	(253,438)	(2,611,137)	(1,986)	(33,180)	(8,873)	(126,268)
Net increase (decrease)	(31,726)	(336,546)	(203,404)	(2,098,850)	126,403	2,372,650	(2,007)	(24,948)
Class C
Subscriptions	86,043	990,408	87,820	876,756	337,990	5,828,257	189,633	2,692,628
Distributions reinvested	—	—	—	—	1,230	21,994	926	14,070
Redemptions	(483,515)	(5,492,520)	(752,453)	(7,590,091)	(117,103)	(1,947,925)	(175,620)	(2,481,569)
Net increase (decrease)	(397,472)	(4,502,112)	(664,633)	(6,713,335)	222,117	3,902,326	14,939	225,129
Class I(c)
Distributions reinvested	—	—	2	23	—	—	2	29
Redemptions	(205)	(2,252)	—	—	(173)	(2,700)	—	—
Net increase (decrease)	(205)	(2,252)	2	23	(173)	(2,700)	2	29
Institutional Class(d)
Subscriptions	2,164,060	23,600,425	1,761,120	18,169,951	2,162,206	36,835,519	767,402	10,950,673
Distributions reinvested	—	—	50,737	508,887	29,529	554,395	8,898	126,581
Redemptions	(2,100,848)	(24,137,744)	(12,253,429)	(119,474,532)	(454,340)	(7,965,911)	(770,123)	(10,997,473)
Net increase (decrease)	63,212	(537,319)	(10,441,572)	(100,795,694)	1,737,395	29,424,003	6,177	79,781
Institutional 2 Class(e)
Subscriptions	34,601	400,968	79,534	799,097	283,318	5,035,710	13,780	200,355
Distributions reinvested	—	—	966	9,749	2,733	51,481	997	14,301
Redemptions	(38,991)	(455,733)	(1,224,039)	(12,729,815)	(169,753)	(2,999,705)	(68,695)	(1,011,199)
Net increase (decrease)	(4,390)	(54,765)	(1,143,539)	(11,920,969)	116,298	2,087,486	(53,918)	(796,543)
Institutional 3 Class(f)
Subscriptions	72,757	905,959	—	—	11,313	202,597	—	—
Distributions reinvested	—	—	—	—	126	2,367	—	—
Redemptions	(4,221)	(53,647)	—	—	(469)	(8,468)	—	—
Net increase	68,536	852,312	—	—	10,970	196,496	—	—
Total net increase (decrease)	(2,729,031)	(30,554,959)	(16,105,107)	(159,031,334)	2,037,958	37,264,196	(910,142)	(13,086,756)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Acorn Family of Funds | Annual Report 2017

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Columbia Acorn Family of Funds | Annual Report 2017	101

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$13.35	(0.02)	3.23	3.21	—	(3.64)
12/31/2016	$17.63	(0.03)	1.73	1.70	—	(5.98)
12/31/2015	$30.30	(0.12)	(0.27) (d)	(0.39)	—	(12.28)
12/31/2014	$35.78	(0.08)	0.21	0.13	—	(5.61)
12/31/2013	$29.36	(0.06)	8.84	8.78	(0.04)	(2.32)
Advisor Class(e)
12/31/2017	$15.83	0.02	3.85	3.87	—	(3.64)
12/31/2016	$19.84	0.00 (f)	1.97	1.97	—	(5.98)
12/31/2015	$32.51	(0.07)	(0.32) (d)	(0.39)	—	(12.28)
12/31/2014	$37.88	0.02	0.22	0.24	—	(5.61)
12/31/2013	$30.90	0.06	9.29	9.35	(0.05)	(2.32)
Class C
12/31/2017	$8.34	(0.08)	1.96	1.88	—	(3.64)
12/31/2016	$13.16	(0.11)	1.27	1.16	—	(5.98)
12/31/2015	$25.92	(0.27)	(0.21) (d)	(0.48)	—	(12.28)
12/31/2014	$31.64	(0.28)	0.17	(0.11)	—	(5.61)
12/31/2013	$26.34	(0.26)	7.88	7.62	—	(2.32)
Institutional Class(g)
12/31/2017	$15.29	0.02	3.72	3.74	—	(3.64)
12/31/2016	$19.34	0.01	1.92	1.93	—	(5.98)
12/31/2015	$31.95	(0.04)	(0.29) (d)	(0.33)	—	(12.28)
12/31/2014	$37.32	0.02	0.22	0.24	—	(5.61)
12/31/2013	$30.45	0.04	9.19	9.23	(0.04)	(2.32)
Institutional 2 Class(h)
12/31/2017	$15.94	0.02	3.88	3.90	—	(3.64)
12/31/2016	$19.92	0.01	1.99	2.00	—	(5.98)
12/31/2015	$32.55	(0.04)	(0.31) (d)	(0.35)	—	(12.28)
12/31/2014	$37.89	0.04	0.23	0.27	—	(5.61)
12/31/2013	$30.88	0.07	9.30	9.37	(0.04)	(2.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.64)	$12.92	24.91%	1.09%	1.08% (b)	(0.13%)	72%	$830,454
(5.98)	$13.35	10.06%	1.10% (c)	1.10% (c)	(0.21%)	85%	$931,460
(12.28)	$17.63	(1.87%)	1.08%	1.08%	(0.39%)	21%	$1,388,893
(5.61)	$30.30	0.55%	1.08%	1.08%	(0.22%)	17%	$2,694,610
(2.36)	$35.78	30.53%	1.07%	1.07%	(0.17%)	18%	$3,869,734

(3.64)	$16.06	25.19%	0.84%	0.83% (b)	0.12%	72%	$38,588
(5.98)	$15.83	10.32%	0.89% (c)	0.89% (c)	—	85%	$33,378
(12.28)	$19.84	(1.75%)	0.89%	0.89%	(0.23%)	21%	$50,335
(5.61)	$32.51	0.81%	0.84%	0.84%	0.05%	17%	$250,457
(2.37)	$37.88	30.85%	0.80%	0.80%	0.16%	18%	$74,188

(3.64)	$6.58	23.88%	1.84%	1.83% (b)	(0.88%)	72%	$246,450
(5.98)	$8.34	9.29%	1.84% (c)	1.84% (c)	(0.95%)	85%	$302,119
(12.28)	$13.16	(2.57%)	1.80%	1.80%	(1.11%)	21%	$456,348
(5.61)	$25.92	(0.16%)	1.77%	1.77%	(0.92%)	17%	$776,370
(2.32)	$31.64	29.58%	1.78%	1.78%	(0.88%)	18%	$938,644

(3.64)	$15.39	25.24%	0.84%	0.83% (b)	0.12%	72%	$3,407,214
(5.98)	$15.29	10.39%	0.82% (c)	0.82% (c)	0.07%	85%	$3,425,935
(12.28)	$19.34	(1.57%)	0.80%	0.80%	(0.11%)	21%	$5,062,313
(5.61)	$31.95	0.82%	0.79%	0.79%	0.07%	17%	$11,340,770
(2.36)	$37.32	30.90%	0.78%	0.78%	0.12%	18%	$14,703,948

(3.64)	$16.20	25.21%	0.82%	0.81%	0.14%	72%	$67,932
(5.98)	$15.94	10.43%	0.81% (c)	0.81% (c)	0.08%	85%	$45,475
(12.28)	$19.92	(1.60%)	0.77%	0.77%	(0.11%)	21%	$76,412
(5.61)	$32.55	0.89%	0.76%	0.76%	0.10%	17%	$458,223
(2.36)	$37.89	30.94%	0.75%	0.75%	0.20%	18%	$496,906
Columbia Acorn Family of Funds | Annual Report 2017	103

Financial Highlights  (continued)
Columbia Acorn® Fund
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 3 Class(i)
12/31/2017	$16.04	0.03	3.91	3.94	—	(3.64)
12/31/2016	$20.00	0.02	2.00	2.02	—	(5.98)
12/31/2015	$32.61	(0.02)	(0.31) (d)	(0.33)	—	(12.28)
12/31/2014	$37.93	0.05	0.24	0.29	—	(5.61)
12/31/2013	$30.90	0.09	9.31	9.40	(0.05)	(2.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	The benefits derived from expense reductions had an impact of less than 0.01%.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Rounds to zero.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.64)	$16.34	25.31%	0.76%	0.76%	0.19%	72%	$47,536
(5.98)	$16.04	10.50%	0.76% (c)	0.76% (c)	0.12%	85%	$79,518
(12.28)	$20.00	(1.54%)	0.73%	0.73%	(0.06%)	21%	$130,546
(5.61)	$32.61	0.94%	0.70%	0.70%	0.13%	17%	$378,780
(2.37)	$37.93	30.99%	0.70%	0.70%	0.26%	18%	$1,227,891
Columbia Acorn Family of Funds | Annual Report 2017	105

Financial Highlights
Columbia Acorn International®
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$37.71	0.25	11.71	11.96	(0.67)	(2.49)
12/31/2016	$39.08	0.35	(1.31)	(0.96)	(0.15)	(0.26)
12/31/2015	$41.68	0.39	(1.02)	(0.63)	(0.40)	(1.57)
12/31/2014	$46.63	0.42	(2.51)	(2.09)	(0.55)	(2.31)
12/31/2013	$40.79	0.45	8.37	8.82	(1.05)	(1.93)
Advisor Class(d)
12/31/2017	$38.03	0.36	11.82	12.18	(0.77)	(2.49)
12/31/2016	$39.41	0.48	(1.38)	(0.90)	(0.22)	(0.26)
12/31/2015	$42.02	0.47	(1.03)	(0.56)	(0.48)	(1.57)
12/31/2014	$46.99	0.50	(2.52)	(2.02)	(0.64)	(2.31)
12/31/2013	$41.08	0.34	8.67	9.01	(1.17)	(1.93)
Class C
12/31/2017	$36.18	(0.06)	11.20	11.14	(0.26)	(2.49)
12/31/2016	$37.65	0.05	(1.26)	(1.21)	—	(0.26)
12/31/2015	$40.20	0.07	(0.97)	(0.90)	(0.08)	(1.57)
12/31/2014	$45.04	0.07	(2.40)	(2.33)	(0.20)	(2.31)
12/31/2013	$39.50	0.10	8.08	8.18	(0.71)	(1.93)
Institutional Class(e)
12/31/2017	$37.74	0.37	11.73	12.10	(0.78)	(2.49)
12/31/2016	$39.12	0.44	(1.32)	(0.88)	(0.24)	(0.26)
12/31/2015	$41.73	0.51	(1.03)	(0.52)	(0.52)	(1.57)
12/31/2014	$46.68	0.56	(2.51)	(1.95)	(0.69)	(2.31)
12/31/2013	$40.84	0.58	8.38	8.96	(1.19)	(1.93)
Institutional 2 Class(f)
12/31/2017	$37.72	0.38	11.72	12.10	(0.79)	(2.49)
12/31/2016	$39.10	0.44	(1.30)	(0.86)	(0.26)	(0.26)
12/31/2015	$41.71	0.54	(1.05)	(0.51)	(0.53)	(1.57)
12/31/2014	$46.66	0.57	(2.51)	(1.94)	(0.70)	(2.31)
12/31/2013	$40.81	0.63	8.34	8.97	(1.19)	(1.93)
Institutional 3 Class(g)
12/31/2017	$38.02	0.40	11.83	12.23	(0.81)	(2.49)
12/31/2016	$39.41	0.47	(1.32)	(0.85)	(0.28)	(0.26)
12/31/2015	$42.02	0.53	(1.01)	(0.48)	(0.56)	(1.57)
12/31/2014	$46.99	0.58	(2.52)	(1.94)	(0.72)	(2.31)
12/31/2013	$41.08	0.57	8.48	9.05	(1.21)	(1.93)
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.16)	—	$46.51	31.91% (b)	1.23%	1.20% (c)	0.56%	37%	$465,830
(0.41)	—	$37.71	(2.51%) (b)	1.27%	1.23%	0.90%	46%	$576,235
(1.97)	—	$39.08	(1.59%) (b)	1.28%	1.24%	0.93%	50%	$812,479
(2.86)	—	$41.68	(4.58%) (b)	1.26%	1.22%	0.91%	28%	$946,553
(2.98)	—	$46.63	22.00% (b)	1.27%	1.23%	1.02%	45%	$1,089,263

(3.26)	—	$46.95	32.21%	0.98%	0.98% (c)	0.81%	37%	$99,578
(0.48)	—	$38.03	(2.32%)	1.05%	1.05%	1.22%	46%	$101,988
(2.05)	—	$39.41	(1.41%)	1.06%	1.06%	1.10%	50%	$486,763
(2.95)	—	$42.02	(4.39%)	1.04%	1.04%	1.07%	28%	$424,425
(3.10)	—	$46.99	22.32%	1.03%	1.03%	0.73%	45%	$355,616

(2.75)	—	$44.57	30.93% (b)	1.98%	1.97% (c)	(0.15%)	37%	$63,787
(0.26)	—	$36.18	(3.26%) (b)	2.01%	1.99%	0.13%	46%	$64,548
(1.65)	—	$37.65	(2.33%) (b)	2.01%	1.99%	0.18%	50%	$88,606
(2.51)	—	$40.20	(5.27%) (b)	1.99%	1.97%	0.16%	28%	$103,691
(2.64)	—	$45.04	21.07% (b)	2.01%	1.99%	0.23%	45%	$110,875

(3.27)	—	$46.57	32.24%	0.98%	0.98% (c)	0.85%	37%	$3,116,383
(0.50)	—	$37.74	(2.28%)	0.98%	0.98%	1.13%	46%	$3,356,348
(2.09)	—	$39.12	(1.33%)	0.97%	0.97%	1.21%	50%	$4,645,797
(3.00)	—	$41.73	(4.28%)	0.93%	0.93%	1.20%	28%	$5,585,035
(3.12)	—	$46.68	22.33%	0.93%	0.93%	1.30%	45%	$6,293,552

(3.28)	—	$46.54	32.27%	0.93%	0.93%	0.87%	37%	$422,916
(0.52)	—	$37.72	(2.23%)	0.93%	0.93%	1.15%	46%	$286,786
(2.10)	—	$39.10	(1.29%)	0.92%	0.92%	1.26%	50%	$320,252
(3.01)	—	$41.71	(4.25%)	0.90%	0.90%	1.23%	28%	$397,882
(3.12)	—	$46.66	22.38%	0.91%	0.91%	1.40%	45%	$274,415

(3.30)	—	$46.95	32.36%	0.88%	0.88%	0.89%	37%	$725,247
(0.54)	—	$38.02	(2.19%)	0.88%	0.88%	1.20%	46%	$239,733
(2.13)	—	$39.41	(1.23%)	0.88%	0.88%	1.26%	50%	$318,326
(3.03)	—	$42.02	(4.21%)	0.85%	0.85%	1.25%	28%	$225,012
(3.14)	—	$46.99	22.44%	0.86%	0.86%	1.26%	45%	$155,140
Columbia Acorn Family of Funds | Annual Report 2017	107

Financial Highlights  (continued)
Columbia Acorn International®
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
12/31/2017	$37.71	0.21	11.63	11.84	(0.55)	(2.49)
12/31/2016	$39.07	0.21	(1.30)	(1.09)	(0.01)	(0.26)
12/31/2015	$41.67	0.23	(1.02)	(0.79)	(0.24)	(1.57)
12/31/2014	$46.60	0.24	(2.50)	(2.26)	(0.36)	(2.31)
12/31/2013	$40.79	0.26	8.36	8.62	(0.88)	(1.93)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(3.04)	—	$46.51	31.58%	1.49%	1.48% (c)	0.46%	37%	$13,218
(0.27)	—	$37.71	(2.82%)	1.55%	1.55%	0.55%	46%	$4,637
(1.81)	—	$39.07	(1.98%)	1.62%	1.62%	0.54%	50%	$4,945
(2.67)	—	$41.67	(4.95%)	1.63%	1.63%	0.52%	28%	$5,560
(2.81)	—	$46.60	21.50%	1.63%	1.63%	0.58%	45%	$5,822
Columbia Acorn Family of Funds | Annual Report 2017	109

Financial Highlights
Columbia Acorn USA®
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Class A
12/31/2017	$14.95	(0.09)	2.84	2.75	(5.22)
12/31/2016	$20.25	(0.11)	2.43	2.32	(7.62)
12/31/2015	$29.13	(0.18)	(0.18) (d)	(0.36)	(8.52)
12/31/2014	$34.15	(0.20)	1.22	1.02	(6.04)
12/31/2013	$28.21	(0.15)	9.09	8.94	(3.00)
Advisor Class(e)
12/31/2017	$17.93	(0.06)	3.43	3.37	(5.22)
12/31/2016	$22.85	(0.07)	2.77	2.70	(7.62)
12/31/2015	$31.70	(0.13)	(0.20) (d)	(0.33)	(8.52)
12/31/2014	$36.55	(0.11)	1.30	1.19	(6.04)
12/31/2013	$29.92	0.00 (f)	9.63	9.63	(3.00)
Class C
12/31/2017	$10.05	(0.13)	1.86	1.73	(5.22)
12/31/2016	$16.00	(0.18)	1.85	1.67	(7.62)
12/31/2015	$24.98	(0.33)	(0.13) (d)	(0.46)	(8.52)
12/31/2014	$30.33	(0.37)	1.06	0.69	(6.04)
12/31/2013	$25.49	(0.33)	8.17	7.84	(3.00)
Institutional Class(g)
12/31/2017	$17.20	(0.05)	3.28	3.23	(5.22)
12/31/2016	$22.19	(0.07)	2.70	2.63	(7.62)
12/31/2015	$31.03	(0.12)	(0.20) (d)	(0.32)	(8.52)
12/31/2014	$35.90	(0.12)	1.29	1.17	(6.04)
12/31/2013	$29.45	(0.07)	9.52	9.45	(3.00)
Institutional 2 Class(h)
12/31/2017	$18.02	(0.03)	3.44	3.41	(5.22)
12/31/2016	$22.90	(0.06)	2.80	2.74	(7.62)
12/31/2015	$31.71	(0.10)	(0.19) (d)	(0.29)	(8.52)
12/31/2014	$36.53	(0.06)	1.28	1.22	(6.04)
12/31/2013	$29.90	0.02	9.61	9.63	(3.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(5.22)	$12.48	19.14% (b)	1.44%	1.43% (c)	(0.55%)	84%	$47,960
(7.62)	$14.95	12.70%	1.41%	1.41%	(0.58%)	98%	$80,721
(8.52)	$20.25	(1.60%)	1.34%	1.34%	(0.63%)	35%	$95,048
(6.04)	$29.13	3.35%	1.33%	1.33%	(0.60%)	12%	$148,089
(3.00)	$34.15	32.34%	1.32%	1.32%	(0.46%)	17%	$201,559

(5.22)	$16.08	19.42% (b)	1.21%	1.20% (c)	(0.31%)	84%	$16,355
(7.62)	$17.93	12.93%	1.18%	1.18%	(0.35%)	98%	$6,172
(8.52)	$22.85	(1.36%)	1.12%	1.12%	(0.40%)	35%	$8,224
(6.04)	$31.70	3.60%	1.07%	1.07%	(0.32%)	12%	$7,952
(3.00)	$36.55	32.80%	1.00%	1.00%	0.01%	17%	$6,441

(5.22)	$6.56	18.30% (b)	2.19%	2.19% (c)	(1.31%)	84%	$9,802
(7.62)	$10.05	11.92%	2.13%	2.13%	(1.31%)	98%	$12,088
(8.52)	$16.00	(2.28%)	2.02%	2.02%	(1.32%)	35%	$17,255
(6.04)	$24.98	2.67%	2.00%	2.00%	(1.26%)	12%	$36,476
(3.00)	$30.33	31.47%	2.00%	2.00%	(1.14%)	17%	$40,395

(5.22)	$15.21	19.44% (b)	1.16%	1.16% (c)	(0.27%)	84%	$189,408
(7.62)	$17.20	13.00%	1.16%	1.16%	(0.34%)	98%	$492,739
(8.52)	$22.19	(1.36%)	1.10%	1.10%	(0.40%)	35%	$768,658
(6.04)	$31.03	3.61%	1.08%	1.08%	(0.34%)	12%	$1,132,223
(3.00)	$35.90	32.72%	1.06%	1.06%	(0.20%)	17%	$1,496,775

(5.22)	$16.21	19.56% (b)	1.08%	1.08%	(0.17%)	84%	$10,133
(7.62)	$18.02	13.09%	1.07%	1.07%	(0.27%)	98%	$13,764
(8.52)	$22.90	(1.23%)	1.01%	1.01%	(0.30%)	35%	$27,112
(6.04)	$31.71	3.68%	0.99%	0.99%	(0.17%)	12%	$36,689
(3.00)	$36.53	32.83%	0.97%	0.97%	0.06%	17%	$6,068
Columbia Acorn Family of Funds | Annual Report 2017	111

Financial Highlights  (continued)
Columbia Acorn USA®
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains
Institutional 3 Class(i)
12/31/2017	$18.14	(0.03)	3.47	3.44	(5.22)
12/31/2016	$22.99	(0.04)	2.81	2.77	(7.62)
12/31/2015	$31.80	(0.08)	(0.21) (d)	(0.29)	(8.52)
12/31/2014	$36.59	(0.07)	1.32	1.25	(6.04)
12/31/2013	$29.93	0.02	9.64	9.66	(3.00)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Rounds to zero.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(5.22)	$16.36	19.60% (b)	1.05%	1.05%	(0.17%)	84%	$49,019
(7.62)	$18.14	13.18%	1.01%	1.01%	(0.18%)	98%	$38,136
(8.52)	$22.99	(1.23%)	0.97%	0.97%	(0.25%)	35%	$41,658
(6.04)	$31.80	3.76%	0.93%	0.93%	(0.19%)	12%	$35,551
(3.00)	$36.59	32.89%	0.93%	0.93%	0.07%	17%	$48,479
Columbia Acorn Family of Funds | Annual Report 2017	113

Financial Highlights
Columbia Acorn International SelectSM
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
12/31/2017	$21.36	0.02	7.52	7.54	(0.01)	—	—
12/31/2016	$21.33	0.10	0.09 (d)	0.19	(0.14)	—	(0.02)
12/31/2015	$22.04	0.17	(0.45)	(0.28)	(0.42)	—	(0.01)
12/31/2014	$26.91	0.29	(2.17)	(1.88)	(0.10)	(2.89)	—
12/31/2013	$25.61	0.29	3.29	3.58	(0.37)	(1.91)	—
Advisor Class(h)
12/31/2017	$21.77	0.08	7.68	7.76	(0.07)	—	—
12/31/2016	$21.74	0.17	0.08 (d)	0.25	(0.20)	—	(0.02)
12/31/2015	$22.45	0.22	(0.44)	(0.22)	(0.48)	—	(0.01)
12/31/2014	$27.36	0.37	(2.22)	(1.85)	(0.17)	(2.89)	—
12/31/2013	$25.99	0.29	3.42	3.71	(0.43)	(1.91)	—
Class C
12/31/2017	$19.99	(0.15)	7.01	6.86	—	—	—
12/31/2016	$19.96	(0.06)	0.09 (d)	0.03	—	—	—
12/31/2015	$20.54	(0.01)	(0.41)	(0.42)	(0.15)	—	(0.01)
12/31/2014	$25.39	0.07	(2.03)	(1.96)	—	(2.89)	—
12/31/2013	$24.28	0.08	3.10	3.18	(0.16)	(1.91)	—
Institutional Class(i)
12/31/2017	$21.61	0.09	7.62	7.71	(0.07)	—	—
12/31/2016	$21.58	0.16	0.09 (d)	0.25	(0.20)	—	(0.02)
12/31/2015	$22.30	0.24	(0.46)	(0.22)	(0.49)	—	(0.01)
12/31/2014	$27.20	0.38	(2.21)	(1.83)	(0.18)	(2.89)	—
12/31/2013	$25.86	0.37	3.33	3.70	(0.45)	(1.91)	—
Institutional 2 Class(j)
12/31/2017	$21.76	0.11	7.66	7.77	(0.09)	—	—
12/31/2016	$21.72	0.16	0.11 (d)	0.27	(0.21)	—	(0.02)
12/31/2015	$22.43	0.22	(0.42)	(0.20)	(0.50)	—	(0.01)
12/31/2014	$27.34	0.36	(2.19)	(1.83)	(0.19)	(2.89)	—
12/31/2013	$25.98	0.38	3.35	3.73	(0.46)	(1.91)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.01)	—	$28.89	35.30% (b)	1.54%	1.40% (c)	0.07%	49%	$26,336
(0.16)	—	$21.36	0.90% (b)	1.55% (e)	1.48% (e)	0.49%	49%	$20,165
(0.43)	0.00 (f)	$21.33	(1.30%) (g)	1.55%	1.55%	0.74%	59%	$33,772
(2.99)	—	$22.04	(7.06%)	1.47%	1.47%	1.05%	58%	$53,419
(2.28)	—	$26.91	14.42%	1.47%	1.47%	1.08%	72%	$73,911

(0.07)	—	$29.46	35.67% (b)	1.29%	1.15% (c)	0.30%	49%	$1,820
(0.22)	—	$21.77	1.15% (b)	1.29% (e)	1.21% (e)	0.77%	49%	$1,106
(0.49)	0.00 (f)	$21.74	(1.00%) (g)	1.27%	1.27%	0.97%	59%	$898
(3.06)	—	$22.45	(6.83%)	1.21%	1.21%	1.33%	58%	$974
(2.34)	—	$27.36	14.72%	1.24%	1.24%	1.06%	72%	$417

—	—	$26.85	34.32% (b)	2.29%	2.15% (c)	(0.64%)	49%	$5,027
—	—	$19.99	0.15% (b)	2.31% (e)	2.23% (e)	(0.29%)	49%	$4,346
(0.16)	0.00 (f)	$19.96	(2.05%) (g)	2.32%	2.32%	(0.06%)	59%	$5,390
(2.89)	—	$20.54	(7.80%)	2.23%	2.23%	0.29%	58%	$8,057
(2.07)	—	$25.39	13.52%	2.26%	2.26%	0.32%	72%	$10,311

(0.07)	—	$29.25	35.70% (b)	1.29%	1.15% (c)	0.36%	49%	$89,266
(0.22)	—	$21.61	1.18% (b)	1.26% (e)	1.19% (e)	0.74%	49%	$73,631
(0.50)	0.00 (f)	$21.58	(1.03%) (g)	1.24%	1.24%	1.05%	59%	$96,311
(3.07)	—	$22.30	(6.79%)	1.17%	1.17%	1.36%	58%	$175,764
(2.36)	—	$27.20	14.75%	1.19%	1.19%	1.37%	72%	$256,100

(0.09)	—	$29.44	35.72% (b)	1.22%	1.08%	0.41%	49%	$614
(0.23)	—	$21.76	1.25% (b)	1.23% (e)	1.19% (e)	0.76%	49%	$440
(0.51)	0.00 (f)	$21.72	(0.94%) (g)	1.21%	1.21%	0.96%	59%	$2,268
(3.08)	—	$22.43	(6.77%)	1.15%	1.15%	1.30%	58%	$2,593
(2.37)	—	$27.34	14.80% (b)	1.15%	1.15%	1.40%	72%	$956
Columbia Acorn Family of Funds | Annual Report 2017	115

Financial Highlights  (continued)
Columbia Acorn International SelectSM
Year Ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Institutional 3 Class(k)
12/31/2017	$21.74	(0.07)	7.86	7.79	(0.11)	—	—
12/31/2016	$21.71	0.16	0.12 (d)	0.28	(0.23)	—	(0.02)
12/31/2015	$22.42	0.28	(0.47)	(0.19)	(0.51)	—	(0.01)
12/31/2014	$27.33	0.40	(2.21)	(1.81)	(0.21)	(2.89)	—
12/31/2013	$25.98	0.11	3.62	3.73	(0.47)	(1.91)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
12/31/2016	0.06%	0.06%	0.06%	0.06%	0.04%	0.09%

(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(h)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(i)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(j)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(k)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.11)	—	$29.42	35.81% (b)	1.17%	1.03%	(0.24%)	49%	$7,732
(0.25)	—	$21.74	1.29% (b)	1.12% (e)	1.04% (e)	0.74%	49%	$322
(0.52)	0.00 (f)	$21.71	(0.89%) (g)	1.14%	1.14%	1.21%	59%	$660
(3.10)	—	$22.42	(6.71%)	1.09%	1.09%	1.43%	58%	$11,755
(2.38)	—	$27.33	14.82%	1.09%	1.09%	0.40%	72%	$13,318
Columbia Acorn Family of Funds | Annual Report 2017	117

Financial Highlights
Columbia Acorn SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$13.13	(0.03)	3.31	3.28	—	(1.79)
12/31/2016	$13.94	(0.04)	1.56	1.52	—	(2.33)
12/31/2015	$21.03	(0.09)	0.14	0.05	—	(7.14)
12/31/2014	$25.57	(0.14)	0.64	0.50	—	(5.04)
12/31/2013	$24.72	(0.15)	7.92	7.77	(0.07)	(6.85)
Advisor Class(e)
12/31/2017	$15.13	0.01	3.84	3.85	—	(1.79)
12/31/2016	$15.69	(0.00) (f)	1.77	1.77	—	(2.33)
12/31/2015	$22.75	(0.04)	0.12	0.08	—	(7.14)
12/31/2014	$27.20	(0.10)	0.69	0.59	—	(5.04)
12/31/2013	$25.92	(0.06)	8.32	8.26	(0.13)	(6.85)
Class C
12/31/2017	$9.22	(0.09)	2.25	2.16	—	(1.79)
12/31/2016	$10.51	(0.10)	1.14	1.04	—	(2.33)
12/31/2015	$17.69	(0.19)	0.15	(0.04)	—	(7.14)
12/31/2014	$22.46	(0.28)	0.55	0.27	—	(5.04)
12/31/2013	$22.48	(0.32)	7.15	6.83	—	(6.85)
Institutional Class(g)
12/31/2017	$14.63	0.01	3.69	3.70	—	(1.79)
12/31/2016	$15.24	(0.00) (f)	1.72	1.72	—	(2.33)
12/31/2015	$22.28	(0.03)	0.13	0.10	—	(7.14)
12/31/2014	$26.72	(0.08)	0.68	0.60	—	(5.04)
12/31/2013	$25.57	(0.07)	8.21	8.14	(0.14)	(6.85)
Institutional 2 Class(h)
12/31/2017	$15.20	0.02	3.85	3.87	—	(1.79)
12/31/2016	$15.74	0.01	1.78	1.79	—	(2.33)
12/31/2015	$22.78	(0.08)	0.18	0.10	—	(7.14)
12/31/2014	$27.20	(0.07)	0.69	0.62	—	(5.04)
12/31/2013	$25.93	(0.04)	8.31	8.27	(0.15)	(6.85)
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.79)	$14.62	26.42% (b)	1.37%	1.16% (c)	(0.20%)	41%	$106,330
(2.33)	$13.13	11.54% (b)	1.37%	1.17%	(0.27%)	75%	$119,364
(7.14)	$13.94	(0.73%) (b)	1.35% (d)	1.22% (d)	(0.42%)	55%	$146,864
(5.04)	$21.03	2.17%	1.32%	1.32%	(0.58%)	17%	$264,234
(6.92)	$25.57	33.77%	1.31% (d)	1.31% (d)	(0.54%)	20%	$333,193

(1.79)	$17.19	26.71% (b)	1.14%	0.91% (c)	0.05%	41%	$5,590
(2.33)	$15.13	11.86% (b)	1.13%	0.93%	(0.02%)	75%	$853
(7.14)	$15.69	(0.53%) (b)	1.12% (d)	0.99% (d)	(0.18%)	55%	$932
(5.04)	$22.75	2.39%	1.12%	1.12%	(0.37%)	17%	$1,193
(6.98)	$27.20	34.16%	1.02% (d)	1.02% (d)	(0.20%)	20%	$1,383

(1.79)	$9.59	25.40% (b)	2.12%	1.91% (c)	(0.95%)	41%	$22,559
(2.33)	$9.22	10.67% (b)	2.11%	1.91%	(1.01%)	75%	$27,524
(7.14)	$10.51	(1.41%) (b)	2.08% (d)	1.95% (d)	(1.15%)	55%	$34,589
(5.04)	$17.69	1.42%	2.04%	2.04%	(1.30%)	17%	$48,591
(6.85)	$22.46	32.85%	2.04% (d)	2.04% (d)	(1.28%)	20%	$61,537

(1.79)	$16.54	26.59% (b)	1.13%	0.91% (c)	0.04%	41%	$157,664
(2.33)	$14.63	11.88% (b)	1.10%	0.90%	(0.02%)	75%	$144,313
(7.14)	$15.24	(0.44%) (b)	1.07% (d)	0.95% (d)	(0.15%)	55%	$183,642
(5.04)	$22.28	2.47%	1.04%	1.04%	(0.30%)	17%	$318,487
(6.99)	$26.72	34.16%	1.02% (d)	1.02% (d)	(0.26%)	20%	$431,990

(1.79)	$17.28	26.72% (b)	1.06%	0.85%	0.11%	41%	$1,735
(2.33)	$15.20	11.96% (b)	1.05%	0.85%	0.07%	75%	$1,036
(7.14)	$15.74	(0.44%) (b)	1.02% (d)	0.95% (d)	(0.33%)	55%	$911
(5.04)	$22.78	2.50%	1.00%	1.00%	(0.26%)	17%	$10,697
(7.00)	$27.20	34.21%	0.97% (d)	0.97% (d)	(0.13%)	20%	$11,996
Columbia Acorn Family of Funds | Annual Report 2017	119

Financial Highlights  (continued)
Columbia Acorn SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 3 Class(i)
12/31/2017	$15.31	0.02	3.89	3.91	—	(1.79)
12/31/2016	$15.83	0.02	1.79	1.81	—	(2.33)
12/31/2015	$22.86	0.00 (f)	0.11	0.11	—	(7.14)
12/31/2014	$27.27	(0.06)	0.69	0.63	—	(5.04)
12/31/2013	$25.98	(0.03)	8.34	8.31	(0.17)	(6.85)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Rounds to zero.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.79)	$17.43	26.79% (b)	1.00%	0.80%	0.15%	41%	$15,001
(2.33)	$15.31	12.02% (b)	1.00%	0.80%	0.10%	75%	$4,389
(7.14)	$15.83	(0.39%) (b)	0.98% (d)	0.85% (d)	0.02%	55%	$5,056
(5.04)	$22.86	2.53%	0.95%	0.95%	(0.22%)	17%	$3,644
(7.02)	$27.27	34.30%	0.93% (d)	0.93% (d)	(0.09%)	20%	$4,847
Columbia Acorn Family of Funds | Annual Report 2017	121

Financial Highlights
Columbia Thermostat FundSM
Year Ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$14.60	0.25	0.50	0.75	(0.50)	(0.22)
12/31/2016	$14.31	0.20	0.44	0.64	(0.08)	(0.27)
12/31/2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)
12/31/2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)
12/31/2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)
Advisor Class(d)
12/31/2017	$14.47	0.29	0.50	0.79	(0.54)	(0.22)
12/31/2016	$14.19	0.24	0.42	0.66	(0.11)	(0.27)
12/31/2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)
12/31/2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)
12/31/2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)
Class C
12/31/2017	$14.62	0.14	0.51	0.65	(0.31)	(0.22)
12/31/2016	$14.41	0.09	0.44	0.53	(0.05)	(0.27)
12/31/2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)
12/31/2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)
12/31/2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)
Institutional Class(e)
12/31/2017	$14.40	0.29	0.50	0.79	(0.54)	(0.22)
12/31/2016	$14.12	0.23	0.43	0.66	(0.11)	(0.27)
12/31/2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)
12/31/2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)
12/31/2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)
Institutional 2 Class(f)
12/31/2017	$14.49	0.29	0.50	0.79	(0.54)	(0.22)
12/31/2016	$14.20	0.24	0.43	0.67	(0.11)	(0.27)
12/31/2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)
12/31/2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)
12/31/2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)
Institutional 3 Class(g)
12/31/2017	$14.46	0.30	0.51	0.81	(0.55)	(0.22)
12/31/2016	$14.18	0.25	0.42	0.67	(0.12)	(0.27)
12/31/2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)
12/31/2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)
12/31/2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.72)	$14.63	5.19%	0.54%	0.50% (c)	1.70%	33%	$257,752
(0.35)	$14.60	4.47%	0.54%	0.50%	1.39%	95%	$398,781
(0.56)	$14.31	0.07%	0.52%	0.50%	1.82%	69%	$387,967
(0.49)	$14.86	5.30%	0.51%	0.50%	1.88%	95%	$450,258
(1.00)	$14.58	9.07%	0.52%	0.50%	1.91%	92%	$513,293

(0.76)	$14.50	5.49%	0.29%	0.25% (c)	1.98%	33%	$16,227
(0.38)	$14.47	4.69%	0.30%	0.25%	1.64%	95%	$15,664
(0.60)	$14.19	0.33%	0.28%	0.25%	2.06%	69%	$17,453
(0.53)	$14.74	5.61%	0.26%	0.25%	2.14%	95%	$23,412
(1.04)	$14.46	9.26%	0.28%	0.25%	2.39%	92%	$14,651

(0.53)	$14.74	4.48%	1.29%	1.25% (c)	0.96%	33%	$250,784
(0.32)	$14.62	3.69%	1.28%	1.25%	0.63%	95%	$338,930
(0.45)	$14.41	(0.68%)	1.27%	1.25%	1.08%	69%	$364,684
(0.38)	$14.96	4.50%	1.26%	1.25%	1.14%	95%	$404,456
(0.89)	$14.68	8.23%	1.27%	1.25%	1.16%	92%	$430,173

(0.76)	$14.43	5.52%	0.29%	0.25% (c)	1.97%	33%	$320,483
(0.38)	$14.40	4.72%	0.28%	0.25%	1.64%	95%	$341,629
(0.60)	$14.12	0.33%	0.26%	0.25%	2.08%	69%	$325,159
(0.53)	$14.67	5.57%	0.25%	0.24%	2.16%	95%	$377,119
(1.04)	$14.40	9.30%	0.26%	0.25%	2.14%	92%	$375,444

(0.76)	$14.52	5.51%	0.26%	0.23%	1.97%	33%	$13,464
(0.38)	$14.49	4.77%	0.27%	0.24%	1.66%	95%	$12,024
(0.60)	$14.20	0.33%	0.25%	0.24%	2.14%	69%	$6,114
(0.53)	$14.75	5.62%	0.24%	0.23%	2.11%	95%	$3,536
(1.05)	$14.47	9.35%	0.25%	0.23%	2.44%	92%	$979

(0.77)	$14.50	5.64%	0.21%	0.18%	2.04%	33%	$521
(0.39)	$14.46	4.76%	0.21%	0.19%	1.71%	95%	$399
(0.61)	$14.18	0.32%	0.20%	0.19%	2.08%	69%	$352
(0.54)	$14.74	5.68%	0.19%	0.18%	2.19%	95%	$401
(1.06)	$14.46	9.46%	0.14%	0.14%	2.23%	92%	$3
Columbia Acorn Family of Funds | Annual Report 2017	123

Financial Highlights
Columbia Acorn Emerging Markets FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Class A
12/31/2017	$9.84	(0.02)	3.42	3.40	—	—
12/31/2016	$10.24	(0.01)	(0.32)	(0.33)	(0.03)	(0.04)
12/31/2015	$12.72	0.10	(2.42)	(2.32)	(0.15)	(0.01)
12/31/2014	$13.37	0.06	(0.63)	(0.57)	(0.08)	—
12/31/2013	$12.04	0.07	1.34	1.41	(0.08)	—
Advisor Class(e)
12/31/2017	$9.92	0.02	3.44	3.46	—	—
12/31/2016	$10.32	0.01	(0.31)	(0.30)	(0.06)	(0.04)
12/31/2015	$12.83	0.17	(2.49)	(2.32)	(0.18)	(0.01)
12/31/2014	$13.49	0.09	(0.63)	(0.54)	(0.12)	—
12/31/2013	$12.14	0.12	1.35	1.47	(0.12)	—
Class C
12/31/2017	$9.80	(0.09)	3.38	3.29	—	—
12/31/2016	$10.20	(0.09)	(0.31)	(0.40)	—	—
12/31/2015	$12.65	0.01	(2.39)	(2.38)	(0.06)	(0.01)
12/31/2014	$13.32	(0.05)	(0.62)	(0.67)	—	—
12/31/2013	$12.01	(0.03)	1.34	1.31	—	—
Institutional Class(f)
12/31/2017	$9.85	0.03	3.41	3.44	—	—
12/31/2016	$10.26	(0.00) (g)	(0.31)	(0.31)	(0.06)	(0.04)
12/31/2015	$12.74	0.13	(2.42)	(2.29)	(0.18)	(0.01)
12/31/2014	$13.40	0.08	(0.63)	(0.55)	(0.11)	—
12/31/2013	$12.07	0.11	1.33	1.44	(0.11)	—
Institutional 2 Class(h)
12/31/2017	$9.91	0.04	3.43	3.47	—	—
12/31/2016	$10.32	(0.02)	(0.28)	(0.30)	(0.07)	(0.04)
12/31/2015	$12.82	0.15	(2.45)	(2.30)	(0.19)	(0.01)
12/31/2014	$13.48	0.10	(0.64)	(0.54)	(0.12)	—
12/31/2013	$12.14	0.12	1.34	1.46	(0.12)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$13.24	34.55% (b)	1.98%	1.70% (c)	(0.14%)	47%	$33,982
(0.07)	$9.84	(3.20%) (b)	1.84% (d)	1.84% (d)	(0.11%)	43%	$49,141
(0.16)	$10.24	(18.25%)	1.67%	1.67%	0.88%	58%	$88,574
(0.08)	$12.72	(4.28%)	1.56%	1.56%	0.42%	45%	$160,969
(0.08)	$13.37	11.73% (b)	1.80%	1.76%	0.52%	36%	$177,158

—	$13.38	34.88% (b)	1.73%	1.43% (c)	0.19%	47%	$1,337
(0.10)	$9.92	(2.91%)	1.57% (d)	1.57% (d)	0.09%	43%	$1,306
(0.19)	$10.32	(18.04%)	1.36%	1.36%	1.37%	58%	$3,459
(0.12)	$12.83	(4.03%)	1.28%	1.28%	0.66%	45%	$15,467
(0.12)	$13.49	12.13% (b)	1.44%	1.44%	0.92%	36%	$13,583

—	$13.09	33.57% (b)	2.74%	2.43% (c)	(0.78%)	47%	$15,546
—	$9.80	(3.92%) (b)	2.60% (d)	2.59% (d)	(0.87%)	43%	$15,534
(0.07)	$10.20	(18.83%)	2.42%	2.42%	0.12%	58%	$22,953
—	$12.65	(5.03%)	2.33%	2.33%	(0.36%)	45%	$41,208
—	$13.32	10.91% (b)	2.55%	2.51%	(0.23%)	36%	$32,636

—	$13.29	34.92% (b)	1.74%	1.42% (c)	0.28%	47%	$53,415
(0.10)	$9.85	(3.04%) (b)	1.59% (d)	1.58% (d)	(0.04%)	43%	$38,969
(0.19)	$10.26	(17.98%)	1.42%	1.42%	1.12%	58%	$147,688
(0.11)	$12.74	(4.12%)	1.33%	1.33%	0.62%	45%	$245,053
(0.11)	$13.40	11.92% (b)	1.58%	1.54%	0.89%	36%	$177,693

—	$13.38	35.02% (b)	1.65%	1.33%	0.33%	47%	$1,030
(0.11)	$9.91	(2.90%)	1.46% (d)	1.46% (d)	(0.23%)	43%	$806
(0.20)	$10.32	(17.96%)	1.34%	1.34%	1.22%	58%	$12,643
(0.12)	$12.82	(4.02%)	1.26%	1.26%	0.72%	45%	$19,632
(0.12)	$13.48	12.07% (b)	1.42%	1.42%	0.94%	36%	$13,625
Columbia Acorn Family of Funds | Annual Report 2017	125

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Institutional 3 Class(i)
12/31/2017	$9.82	0.02	3.43	3.45	—	—
12/31/2016	$10.23	0.03	(0.33)	(0.30)	(0.07)	(0.04)
12/31/2015	$12.71	0.15	(2.43)	(2.28)	(0.19)	(0.01)
12/31/2014	$13.36	0.09	(0.62)	(0.53)	(0.12)	—
12/31/2013 (j)	$12.22	0.07	1.20	1.27	(0.13)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Rounds to zero.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(j)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(k)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$13.27	35.13% (b)	1.59%	1.14%	0.16%	47%	$912
(0.11)	$9.82	(2.92%) (b)	1.45%	1.45%	0.29%	43%	$2
(0.20)	$10.23	(17.90%)	1.27%	1.27%	1.24%	58%	$2
(0.12)	$12.71	(3.95%)	1.22%	1.22%	0.68%	45%	$2
(0.13)	$13.36	10.43% (b)	1.36% (k)	1.36% (k)	0.97% (k)	36%	$3
Columbia Acorn Family of Funds | Annual Report 2017	127

Financial Highlights
Columbia Acorn European FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2017	$14.12	0.06	5.28	5.34	(0.19)	—
12/31/2016	$14.75	0.16	(0.67)	(0.51)	(0.12)	—
12/31/2015	$14.34	0.10	0.50	0.60	(0.19)	—
12/31/2014	$15.68	0.13	(1.34)	(1.21)	(0.05)	(0.08)
12/31/2013	$11.76	(0.02)	3.97	3.95	(0.01)	(0.02)
Advisor Class(d)
12/31/2017	$14.18	0.10	5.32	5.42	(0.24)	—
12/31/2016	$14.82	0.17	(0.65)	(0.48)	(0.16)	—
12/31/2015	$14.40	0.24	0.41	0.65	(0.23)	—
12/31/2014 (e)	$15.85	(0.02)	(1.34)	(1.36)	(0.09)	—
Class C
12/31/2017	$13.99	(0.04)	5.21	5.17	(0.04)	—
12/31/2016	$14.63	0.03	(0.64)	(0.61)	(0.03)	—
12/31/2015	$14.16	(0.00) (g)	0.48	0.48	(0.01)	—
12/31/2014	$15.54	(0.01)	(1.29)	(1.30)	—	(0.08)
12/31/2013	$11.73	(0.15)	3.98	3.83	—	(0.02)
Institutional Class(h)
12/31/2017	$14.11	0.14	5.26	5.40	(0.24)	—
12/31/2016	$14.75	0.19	(0.67)	(0.48)	(0.16)	—
12/31/2015	$14.34	0.15	0.49	0.64	(0.23)	—
12/31/2014	$15.68	0.15	(1.32)	(1.17)	(0.09)	(0.08)
12/31/2013	$11.76	0.11	3.88	3.99	(0.05)	(0.02)
Institutional 2 Class(i)
12/31/2017	$14.25	0.20	5.25	5.45	(0.24)	—
12/31/2016	$14.89	0.18	(0.66)	(0.48)	(0.16)	—
12/31/2015	$14.47	0.15	0.50	0.65	(0.23)	—
12/31/2014	$15.82	0.14	(1.32)	(1.18)	(0.09)	(0.08)
12/31/2013	$11.86	(0.04)	4.06	4.02	(0.04)	(0.02)
Institutional 3 Class(j)
12/31/2017 (k)	$15.02	0.03	4.40	4.43	(0.28)	—

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Advisor Class shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Rounds to zero.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Columbia Acorn Family of Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.19)	$19.27	37.89%	1.94%	1.58% (c)	0.33%	34%	$32,487
(0.12)	$14.12	(3.47%)	2.00%	1.75%	1.07%	40%	$26,269
(0.19)	$14.75	4.17%	2.06%	1.75%	0.67%	37%	$40,368
(0.13)	$14.34	(7.77%)	2.05%	1.75%	0.86%	74%	$21,101
(0.03)	$15.68	33.64%	3.33%	1.74%	(0.11%)	42%	$19,078

(0.24)	$19.36	38.29%	1.71%	1.28% (c)	0.55%	34%	$2,942
(0.16)	$14.18	(3.27%)	1.79%	1.50%	1.15%	40%	$362
(0.23)	$14.82	4.48%	1.81%	1.50%	1.59%	37%	$408
(0.09)	$14.40	(8.60%)	1.87% (f)	1.50% (f)	(0.30%) (f)	74%	$302

(0.04)	$19.12	36.95%	2.69%	2.31% (c)	(0.25%)	34%	$13,965
(0.03)	$13.99	(4.21%)	2.75%	2.50%	0.18%	40%	$7,112
(0.01)	$14.63	3.41%	2.82%	2.50%	(0.02%)	37%	$7,220
(0.08)	$14.16	(8.44%)	2.84%	2.50%	(0.10%)	74%	$5,096
(0.02)	$15.54	32.63%	4.19%	2.50%	(1.10%)	42%	$1,400

(0.24)	$19.27	38.35%	1.69%	1.29% (c)	0.77%	34%	$48,965
(0.16)	$14.11	(3.29%)	1.73%	1.50%	1.29%	40%	$11,345
(0.23)	$14.75	4.43%	1.78%	1.50%	1.01%	37%	$11,766
(0.17)	$14.34	(7.52%)	1.79%	1.50%	0.97%	74%	$8,499
(0.07)	$15.68	33.98%	3.98%	1.45%	0.83%	42%	$4,407

(0.24)	$19.46	38.32%	1.64%	1.28%	1.14%	34%	$3,988
(0.16)	$14.25	(3.23%)	1.68%	1.47%	1.26%	40%	$1,262
(0.23)	$14.89	4.48%	1.75%	1.48%	0.98%	37%	$2,122
(0.17)	$14.47	(7.54%)	1.75%	1.52%	0.92%	74%	$1,633
(0.06)	$15.82	33.97%	2.76%	1.51%	(0.29%)	42%	$1,891

(0.28)	$19.17	29.55%	1.58% (f)	1.09% (f)	0.17% (f)	34%	$210
Columbia Acorn Family of Funds | Annual Report 2017	129

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat FundSM pursues its investment objective by investing in shares of other mutual funds. As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.
Fund shares
Each Fund may issue an unlimited number of shares. Columbia Acorn® Fund, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM each currently offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class and Institutional 3 Class shares. Columbia Acorn International® currently offers Class A, Advisor Class, Class C, Class R, Institutional Class, Institutional 2 Class and Institutional 3 Class shares. Effective March 27, 2017, Class I shares were no longer offered by Columbia Acorn® Fund, Columbia Acorn Emerging Markets FundSM, Columbia Acorn European FundSM, Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM and Columbia Acorn USA®. Effective July 17, 2017, Class B shares were no longer offered by Columbia Acorn International®.
Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months after purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
Advisor Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
When available, Class B shares were subject to maximum CDSC of 5.00%, based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.
Class I shares are no longer offered for sale. When available, Class I shares were not subject to sales charges or distribution and service (12b-1) fees, and were made only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Institutional 3 Class shares of the applicable Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are offered at net asset value. There are certain restrictions on who may purchase Institutional Class shares. Generally, Institutional Class shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
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Notes to Financial Statements  (continued)
December 31, 2017
Institutional 3 Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat FundSM, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.
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Notes to Financial Statements  (continued)
December 31, 2017
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
Columbia Acorn® Fund and Columbia Acorn USA® invested in futures contracts on a limited basis during the year ended December 31, 2017, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn® Fund and Columbia Acorn USA® bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn® Fund and Columbia Acorn USA® including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn® Fund
At December 31, 2017, the Fund had no outstanding derivatives.
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(846,958)

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Notes to Financial Statements  (continued)
December 31, 2017
Derivative instrument	Average notional amounts ($)**
Futures contracts — long	1,543,835

**	Based on the ending daily outstanding amounts for the entire year ended December 31, 2017, however actual investments in futures were made only between November 29, 2017 and December 5, 2017.
Columbia Acorn USA®
At December 31, 2017, the Fund had no outstanding derivatives.
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(111,277)

Derivative instrument	Average notional amounts ($)**
Futures contracts — long	150,447

**	Based on the ending daily outstanding amounts for the entire year ended December 31, 2017, however actual investments in futures were made only between November 29, 2017 and December 5, 2017.
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Securities lending
Each Fund, except Columbia Thermostat FundSM, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a
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Notes to Financial Statements  (continued)
December 31, 2017
fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2017 by each Fund is included in the Statements of Operations.
Offsetting of assets and liabilities
The following table presents each Fund’s gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund as of December 31, 2017:
	Columbia Acorn Fund®	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	37,208,360	131,643,758	3,283,375	5,961,556	1,505,875	2,892,531
Total Liabilities	37,208,360	131,643,758	3,283,375	5,961,556	1,505,875	2,892,531
Total Financial and Derivative Net Assets	(37,208,360)	(131,643,758)	(3,283,375)	(5,961,556)	(1,505,875)	(2,892,531)
Financial Instruments	35,927,492	125,615,479	3,128,036	5,681,155	1,444,123	2,762,415
Net Amount (a)	(1,280,868)	(6,028,279)	(155,339)	(280,401)	(61,752)	(130,116)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2017:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$35,927,492	$—	$—	$—	$35,927,492
Gross amount of recognized liabilities for securities lending (collateral received)					37,208,360
Amounts due to counterparty in the event of default					$1,280,868
Columbia Acorn International®
Securities lending transactions
Equity securities	$125,615,479	$—	$—	$—	$125,615,479
Gross amount of recognized liabilities for securities lending (collateral received)					131,643,758
Amounts due to counterparty in the event of default					$6,028,279
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Notes to Financial Statements  (continued)
December 31, 2017
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn USA®
Securities lending transactions
Equity securities	$3,128,036	$—	$—	$—	$3,128,036
Gross amount of recognized liabilities for securities lending (collateral received)					3,283,375
Amounts due to counterparty in the event of default					$155,339
Columbia Acorn International SelectSM
Securities lending transactions
Equity securities	$5,681,155	$—	$—	$—	$5,681,155
Gross amount of recognized liabilities for securities lending (collateral received)					5,961,556
Amounts due to counterparty in the event of default					$280,401
Columbia Acorn Emerging Markets FundSM
Securities lending transactions
Equity securities	$1,444,123	$—	$—	$—	$1,444,123
Gross amount of recognized liabilities for securities lending (collateral received)					1,505,875
Amounts due to counterparty in the event of default					$61,752
Columbia Acorn European FundSM
Securities lending transactions
Equity securities	$2,762,415	$—	$—	$—	$2,762,415
Gross amount of recognized liabilities for securities lending (collateral received)					2,892,531
Amounts due to counterparty in the event of default					$130,116
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat FundSM distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
Foreign taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
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Notes to Financial Statements  (continued)
December 31, 2017
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
CWAM receives a monthly advisory fee based on each Fund’s daily net assets at the following annual rates:
Columbia Acorn® Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International®
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA®
Average daily net assets	Annual fee rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International SelectSM
Average daily net assets	Annual fee rate
Up to $500 million	0.89%
$500 million and over	0.85%

Columbia Acorn SelectSM
Average daily net assets	Annual fee rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat FundSM
Annual fee rate
All Average Daily Net Assets	0.10%

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Notes to Financial Statements  (continued)
December 31, 2017
Columbia Acorn Emerging Markets FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%
Through April 30, 2018, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select. When determining whether the Fund’s total expenses exceed the voluntary expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.
For the year ended December 31, 2017, the effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn SelectSM) were as follows:
Fund	Effective investment advisory fee rate (%)
Columbia Acorn® Fund	0.67
Columbia Acorn International®	0.77
Columbia Acorn USA®	0.90
Columbia Acorn International SelectSM	0.89
Columbia Acorn SelectSM	0.65
Columbia Thermostat FundSM	0.10
Columbia Acorn Emerging Markets FundSM	1.24
Columbia Acorn European FundSM	1.19
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
For the year ended December 31, 2017, the effective administration fee rate was 0.047% of each Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value
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Notes to Financial Statements  (continued)
December 31, 2017
of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Transactions with affiliates
An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2017, Columbia Thermostat FundSM and Columbia Acorn® Fund held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Portfolio of Investments of each Fund listed above.
For the year ended December 31, 2017, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows.
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Acorn International®	—	762,759	354,209
Transfer agency fees
Under a Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to provide certain services and assist the Transfer Agent carrying out its duties. The Transfer Agent pays the fees of DST for its services and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services.
The Fund pays the Transfer Agent a monthly transfer agency fee that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations described in the Funds’ prospectuses and except with respect to Institutional 3 Class shares, the Funds pay a fee to the Transfer Agent for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.
The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board from time to time. Such out-of-pocket expenses may include networking account fees paid to dealer firms by the Transfer Agent with respect to shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. A significant portion of such networking account fees are paid by the Transfer Agent to dealer firms affiliated with Ameriprise Financial and its affiliates.
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Notes to Financial Statements  (continued)
December 31, 2017
Effective July 1, 2017 total fees payable to the Transfer Agent by Institutional 2 Class (formerly Class R5 shares) and Institutional 3 Class (formerly Class Y) shares of the Funds are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2017 through June 30, 2019, CMIS has contractually agreed to limit the total fees payable to it by Institutional 2 Class and Institutional 3 Class shares of the Funds to not more than 0.05% and 0.00%, respectively, of the average daily net assets attributable to each share class. Prior to July 1, 2017, total fees payable to CMIS by Institutional 2 Class shares, were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares and Institutional 3 Class did not pay any fees to CMIS.
Effective July 1, 2017 through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn® Fund to an annual rate of not more than 0.07% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class unless sooner terminated at the sole discretion of the Board of Trustees.
Effective July 1, 2017 through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn International® to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class unless sooner terminated at the sole discretion of the Board of Trustees.
Effective July 1, 2017 through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn SelectSM to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class unless sooner terminated at the sole discretion of the Board of Trustees.
Effective July 1, 2017 through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn USA® to an annual rate of not more than 0.14% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class unless sooner terminated at the sole discretion of the Board of Trustees.
For the year ended December 31, 2017, the Funds’ effective transfer agency fee rates, excluding any voluntary transfer agency fee waivers, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class B (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)
Columbia Acorn® Fund	0.07	0.07	—	0.07	0.07	0.05	—	—
Columbia Acorn International®	0.10	0.10	—	0.10	0.10	0.05	—	0.10
Columbia Acorn USA®	0.14	0.14	—	0.14	0.14	0.05	—	—
Columbia Acorn International SelectSM	0.13	0.13	—	0.13	0.13	0.05	—	—
Columbia Acorn SelectSM	0.11	0.11	—	0.11	0.11	0.05	—	—
Columbia Thermostat FundSM	0.08	0.08	—	0.08	0.08	0.05	—	—
Columbia Acorn Emerging Markets FundSM	0.14	0.14	—	0.14	0.14	0.05	—	—
Columbia Acorn European FundSM	0.11	0.11	—	0.11	0.11	0.05	—	—
Columbia Acorn International® and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2017, Columbia Acorn International®’s total potential future obligation over the life of the Guaranty is $22,116. The liability remaining at December 31, 2017 for non-recurring charges associated with the lease amounted to $16,715 and is included within the payable for other liabilities in the Statements of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
Columbia Acorn Family of Funds | Annual Report 2017	139

Notes to Financial Statements  (continued)
December 31, 2017
For the year ended December 31, 2017, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Acorn® Fund	10,206
Columbia Acorn International®	10,492
Columbia Acorn USA®	1,720
Columbia Acorn International SelectSM	816
Columbia Acorn SelectSM	1,847
Columbia Thermostat FundSM	680
Columbia Acorn Emerging Markets FundSM	80
Columbia Acorn European FundSM	20
The Transfer Agent had contractually agreed to waive transfer agency fees payable by Class B shares of Columbia Acorn International® through the conversion of Class B to Class A shares. This fee waiver was in effect through August 4, 2017.
Prior to July 1, 2017, the Transfer Agent had voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A and Class C shares of Columbia Acorn International® such that the Fund’s total annual Fund operating expenses would be reduced by 0.04% and 0.02% for Class A and Class C shares of the Fund, respectively.
Distribution and service fees
CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares. As a result of all Class B shares of the applicable Funds being redeemed or converted to Class A shares, August 4, 2017 was the last day the Funds paid a distribution fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended December 31, 2017, if any, are listed below:
	Underwriting discounts ($)		CDSCs ($)
Fund	Class A	Class A	Class B	Class C
Columbia Acorn® Fund	306,791	231	—	4,135
Columbia Acorn International®	241,989	131	—	1,311
Columbia Acorn USA®	33,124	21	—	172
Columbia Acorn International SelectSM	53,340	—	—	303
Columbia Acorn SelectSM	34,325	17	—	83
Columbia Thermostat FundSM	286,559	355	—	37,402
Columbia Acorn Emerging Markets FundSM	32,427	63	—	444
Columbia Acorn European FundSM	120,775	—	—	766
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective July 1, 2017, CWAM has contractually agreed to waive fees and/or reimburse expenses through June 30, 2019 so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn Emerging Markets Fund	1.55%	1.30%	2.30%	1.30%	1.19%	1.14%
Columbia Acorn European Fund	1.45%	1.20%	2.20%	1.20%	1.13%	1.08%
140	Columbia Acorn Family of Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
This arrangement may not be modified or terminated, except by a vote of the Fund’s Board and CWAM.
From May 1, 2017 through June 30, 2017, CWAM contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn Emerging Markets Fund	1.85%	1.60%	2.60%	1.60%	1.49%	1.44%
Columbia Acorn European Fund	1.75%	1.50%	2.50%	1.50%	1.43%	1.38%
Effective May 1, 2017, CWAM has voluntarily agreed to reimburse expenses so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn Select	1.60%	1.35%	2.35%	1.35%	1.29%	1.24%
This arrangement may be modified or terminated by either the Fund or CWAM on 30 days notice.
Effective May 1, 2017, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2018, so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn International Select	1.40%	1.15%	2.15%	1.15%	1.08%	1.03%
Columbia Thermostat Fund	0.50%	0.25%	1.25%	0.25%	0.23%	0.18%
There is no guarantee that these agreements will continue thereafter.
Prior to May 1, 2017, CWAM voluntarily agreed to reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds’ custodian, did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn Select	1.60%	1.35%	2.35%	1.35%	1.30%	1.25%
Prior to May 1, 2017, CWAM contractually waived fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
Columbia Acorn International Select	1.40%	1.15%	2.15%	1.15%	1.07%	1.02%
Columbia Thermostat Fund	0.50%	0.25%	1.25%	0.25%	0.24%	0.19%
Columbia Acorn Emerging Markets Fund	1.85%	1.60%	2.60%	1.60%	1.50%	1.45%
Columbia Acorn European Fund	1.75%	1.50%	2.50%	1.50%	1.47%	1.42%
Columbia Acorn Family of Funds | Annual Report 2017	141

Notes to Financial Statements  (continued)
December 31, 2017
In addition to the contractual agreement, CWAM has voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but each Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time.
Expenses waived and/or reimbursed by CWAM and its affiliates for the year ended December 31, 2017, were as follows:
Fund	Expenses waived and/or reimbursed ($)
Columbia Acorn® Fund	567,897
Columbia Acorn International®	324,948
Columbia Acorn USA®	14,449
Columbia Acorn International SelectSM	165,687
Columbia Acorn SelectSM	667,415
Columbia Thermostat FundSM	368,474
Columbia Acorn Emerging Markets FundSM	315,074
Columbia Acorn European FundSM	257,534
Prior to July 1, 2017, CWAM was contractually entitled to recoup from each of Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM for a one year period following the date of such fee waiver and/or reimbursement, if such recovery did not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as was in place at the time of the recoupment, whichever was less. For the year ended December 31, 2017, there was no recoupment of fees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, reversal of capital gains (losses) on a redemption-in-kind, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships, former PFIC holdings, excess distributions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Acorn® Fund	524,047	(100,822,335)	100,298,288
Columbia Acorn International®	16,220,537	(16,220,537)	—
Columbia Acorn USA®	1,643,494	(118,042,167)	116,398,673
Columbia Acorn International SelectSM	(4,749)	17,400	(12,651)
Columbia Acorn SelectSM	441,750	(4,473,546)	4,031,796
Columbia Thermostat FundSM	225,161	(3,317,437)	3,092,276
Columbia Acorn Emerging Markets FundSM	668,012	(322,791)	(345,221)
Columbia Acorn European FundSM	357,730	(357,730)	—
142	Columbia Acorn Family of Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2017			Year Ended December 31, 2016
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)
Columbia Acorn® Fund	131,865,579	904,736,909	1,036,602,488	—	1,778,266,515	—	1,778,266,515
Columbia Acorn International®	82,305,169	251,655,234	333,960,403	29,981,674	39,664,002	—	69,645,676
Columbia Acorn USA®	14,725,782	87,193,225	101,919,007	—	238,540,555	—	238,540,555
Columbia Acorn International SelectSM	270,796	—	270,796	834,655	—	102,686	937,341
Columbia Acorn SelectSM	—	37,956,937	37,956,937	—	55,197,227	—	55,197,227
Columbia Thermostat FundSM	30,150,540	11,435,105	41,585,645	6,194,754	21,063,441	—	27,258,195
Columbia Acorn Emerging Markets FundSM	—	—	—	544,142	—	404,319	948,461
Columbia Acorn European FundSM	934,540	—	934,540	419,336	—	—	419,336
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	38,036,318	169,873,329	—	1,295,387,341
Columbia Acorn International®	20,627,781	120,661,915	—	1,725,147,024
Columbia Acorn USA®	2,284,574	8,423,546	—	65,524,880
Columbia Acorn International SelectSM	—	—	(6,453,644)	41,557,521
Columbia Acorn SelectSM	5,760,563	17,604,720	—	82,539,140
Columbia Thermostat FundSM	2,427,872	8,008,823	—	27,303,976
Columbia Acorn Emerging Markets FundSM	—	—	(81,214,778)	23,703,831
Columbia Acorn European FundSM	676,746	—	(7,749,232)	21,460,585
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	3,377,912,005	1,395,238,534	(99,851,193)	1,295,387,341
Columbia Acorn International®	3,310,286,427	1,804,820,370	(79,673,346)	1,725,147,024
Columbia Acorn USA®	264,497,087	72,790,218	(7,265,338)	65,524,880
Columbia Acorn International SelectSM	94,899,263	43,000,275	(1,442,754)	41,557,521
Columbia Acorn SelectSM	225,553,777	85,031,740	(2,492,600)	82,539,140
Columbia Thermostat FundSM	831,420,904	29,894,232	(2,590,256)	27,303,976
Columbia Acorn Emerging Markets FundSM	84,115,084	32,071,817	(8,367,986)	23,703,831
Columbia Acorn European FundSM	85,369,896	22,127,907	(667,322)	21,460,585
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia Acorn Family of Funds | Annual Report 2017	143

Notes to Financial Statements  (continued)
December 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Acorn International®	—	—	—	—	—	46,821,711	—	—
Columbia Acorn International SelectSM	—	—	6,453,644	—	6,453,644	8,208,369	—	—
Columbia Acorn Emerging Markets FundSM	—	—	44,045,008	37,169,770	81,214,778	4,484,740	—	—
Columbia Acorn European FundSM	—	—	5,685,111	2,064,121	7,749,232	1,694,612	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2017, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2018.
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Acorn Emerging Markets FundSM	57,729	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Line of credit
Effective April 25, 2017, each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between each Fund and other participating Funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust participated together with Wanger Advisors Trust, another trust managed by the Investment Manager, in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No Fund had borrowings during the year ended December 31, 2017.
144	Columbia Acorn Family of Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Portfolio information
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2017, were:
	Purchases ($)	Proceeds from sales ($)
Columbia Acorn® Fund	3,389,510,036	4,630,139,508
Columbia Acorn International®	1,791,982,692	2,905,225,970
Columbia Acorn USA®	410,000,080	816,946,812
Columbia Acorn International SelectSM	55,314,810	60,880,744
Columbia Acorn SelectSM	124,277,914	197,374,630
Columbia Thermostat FundSM	317,957,548	597,053,567
Columbia Acorn Emerging Markets FundSM	47,868,156	76,032,702
Columbia Acorn European FundSM	56,095,853	22,081,087
The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Redemption-in-kind
Proceeds from the sales of securities for Columbia Acorn USA® include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended December 31, 2017, securities and other assets with a value of $299,386,352 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $74,684,958, which is not taxable to remaining shareholders in the Fund.
Note 7. Regulatory settlements
During the year ended December 31, 2015, Columbia Acorn International SelectSM recorded a receivable of $33,279 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 8. Significant risks
Consumer discretionary sector risk
Columbia Acorn International®, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
Columbia Acorn Emerging Markets FundSM may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Columbia Acorn Family of Funds | Annual Report 2017	145

Notes to Financial Statements  (continued)
December 31, 2017
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Acorn International® , Columbia Acorn International SelectSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM concentrates their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Health care sector risk
Columbia Acorn® Fund and Columbia Acorn USA® may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2017, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn® Fund	1	10.4	—
Columbia Acorn International®	2	27.9	—
Columbia Acorn USA®	1	26.3	—
Columbia Acorn International SelectSM	2	27.9	14.8
Columbia Acorn SelectSM	1	19.7	11.9
Columbia Thermostat FundSM	1	17.6	25.1
Columbia Acorn Emerging Markets FundSM	2	23.9	29.4
Columbia Acorn European FundSM	2	23.1	30.4
146	Columbia Acorn Family of Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Technology and technology-related investment risk
Columbia Acorn® Fund, Columbia Acorn USA®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Acorn Family of Funds | Annual Report 2017	147

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (constituting Columbia Acorn Trust, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 21, 2018
We have served as the auditor of one or more investment companies in Columbia Acorn Trust since 2004.
148	Columbia Acorn Family of Funds | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2017. Shareholders were notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	32.31%	31.82%	$1,056,953,266	$0	$0.00	$0	$0.00
Columbia Acorn International®	100.00%	0.00%	$390,933,006	$7,856,731	$0.07	$88,181,220	$0.84
Columbia Acorn USA®	22.10%	20.40%	$115,045,515	$0	$0.00	$0	$0.00
Columbia Acorn International SelectSM	100.00%	0.00%	$0	$187,281	$0.04	$1,686,595	$0.38
Columbia Acorn SelectSM	0.00%	0.00%	$34,702,708	$0	$0.00	$0	$0.00
Columbia Thermostat FundSM	18.18%	14.82%	$18,800,469	$25,444	$0.00	$504,970	$0.01
Columbia Acorn Emerging Markets FundSM	0.00%	0.00%	$0	$215,138	$0.03	$1,841,894	$0.23
Columbia Acorn European FundSM	100.00%	0.00%	$0	$101,578	$0.02	$1,289,156	$0.24
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Acorn Family of Funds | Annual Report 2017	149

Board of Trustees and Management of the Columbia Acorn Family of Funds
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 52, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 69	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 64	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 58	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation; Kemper Corporation (insurance).
John C. Heaton, 58	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
150	Columbia Acorn Family of Funds | Annual Report 2017

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Independent trustees  (continued)
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 61	2015	Consultant, Finger Rock, LLC (strategic consulting business). Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 64, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager*
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 49 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Trustee Emeritus
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 83 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
Columbia Acorn Family of Funds | Annual Report 2017	151

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 57	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 48	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
P. Zachary Egan, 49	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 54	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 49	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
John Kunka, 47	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 50	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 48	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 47	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 46	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 46	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 45	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
152	Columbia Acorn Family of Funds | Annual Report 2017

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers  (continued)
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Louis J. Mendes III, 53	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 50	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 43	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 40	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Linda Roth-Wiszowaty, 48	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Columbia Acorn Family of Funds | Annual Report 2017	153

Expense Information
as of December 31, 2017
Columbia Acorn® Fund								Class A	Class ADV	Class C	Class I1	Class I2	Class I3	Class R
Investment advisory fee	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.16%	0.16%	0.16%	0.16%	0.14%	0.09%
Net expense ratio	1.08%	0.83%	1.83%	0.83%	0.81%	0.76%
Columbia Acorn International®
Investment advisory fee	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses (a)	0.18%	0.21%	0.20%	0.21%	0.16%	0.11%	0.21%
Net expense ratio	1.20%	0.98%	1.97%	0.98%	0.93%	0.88%	1.48%
Columbia Acorn USA®
Investment advisory fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.28%	0.30%	0.29%	0.26%	0.18%	0.15%
Net expense ratio	1.43%	1.20%	2.19%	1.16%	1.08%	1.05%
Columbia Acorn International SelectSM
Investment advisory fee	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.26%	0.26%	0.26%	0.26%	0.19%	0.14%
Net expense ratio	1.40%	1.15%	2.15%	1.15%	1.08%	1.03%
Columbia Acorn SelectSM
Investment advisory fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.26%	0.26%	0.26%	0.26%	0.20%	0.15%
Net expense ratio	1.16%	0.91%	1.91%	0.91%	0.85%	0.80%
Columbia Thermostat FundSM
Investment advisory fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.15%	0.15%	0.15%	0.15%	0.13%	0.08%
Net expense ratio (b)	0.50%	0.25%	1.25%	0.25%	0.23%	0.18%
Columbia Acorn Emerging Markets FundSM
Investment advisory fee	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.21%	0.19%	0.19%	0.18%	0.09%	-0.10%
Net expense ratio	1.70%	1.43%	2.43%	1.42%	1.33%	1.14%
Columbia Acorn European FundSM
Investment advisory fee	1.19%	1.19%	1.19%	1.19%	1.19%	1.19%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses (a)	0.14%	0.09%	0.12%	0.10%	0.09%	-0.10%
Net expense ratio	1.58%	1.28%	2.31%	1.29%	1.28%	1.09%
See the Funds’ prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.
Fees and expenses are for the year ended December 31, 2017. Please see Note 3, “Fees and Other Transactions With Affiliates” in the Notes to Financial Statements of this report for information on fee waivers and/or expense reimbursements in place for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Acorn Emerging Markets Fund, Columbia Acorn European Fund and Columbia Thermostat Fund.
(a)	Other expenses include certain fee waivers and/or reimbursements, if applicable, which can potentially exceed other expenses charged.
(b)	Does not include estimated fees and expenses of 0.49% incurred by the Fund from the underlying portfolio funds in which it invests.
154	Columbia Acorn Family of Funds | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Acorn Family of Funds | Annual Report 2017	155

Columbia Acorn Family of Funds
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN110_12_H01_(02/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$304,700	$295,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$25,700	$25,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and

2016, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$72,900	$70,800

Tax Fees incurred in both fiscal years 2017 and 2016 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In both fiscal years 2017 and 2016, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2017 and December 31, 2016 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$323,700	$320,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Acorn Trust

By (Signature and Title) /s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date February 21, 2018

By (Signature and Title) /s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date February 21, 2018